                                                                EXHIBIT 10.22(a)

                                         [CONFORMED COPY]



                                  $500,000,000

                     AMENDED AND RESTATED CREDIT AGREEMENT

                         dated as of November 15, 1996,

                                     among

                            Young Broadcasting Inc.,

                            The Banks Listed Herein,

                             Bankers Trust Company,
                   as Administrative Agent and Issuing Bank,

                      Canadian Imperial Bank of Commerce,
                            as Documentation Agent,

                                      and

                   Morgan Guaranty Trust Company of New York,
                              as Syndication Agent


                         Co-Arrangers:

                             Bankers Trust Company
                       Canadian Imperial Bank of Commerce
                          J.P. Morgan Securities Inc.


                                Managing Agent:

                  First Union National Bank of North Carolina


                                   Co-Agents:

             Bank of America National Trust and Savings Association
                    Bank of Tokyo - Mitsubishi Trust Company
                                Fleet Bank, N.A.
                             Heller Financial, Inc.
             Internationale Nederlanden (U.S.) Capital Corporation
                       The First National Bank of Boston

                              TABLE OF CONTENTS


                                                                      Page
                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS
1.01.   Certain Defined Terms......................................      2
1.02.   Computation of Time Periods................................     37
1.03.   Accounting Terms...........................................     37

                                  ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

2.01.   The Advances...............................................     38
        (a)  The Term Loan Advances................................     38
        (b)  The Revolving Facility Advances.......................     38
        (c)  The Swingline Advances................................     39
        (d)  Refunding of Swingline Advances.......................     39
2.02.   Method of Borrowing........................................     41
2.03.   Notes......................................................     43
2.04.   Maturity of Term Loan Advances.............................     44
2.05.   Interest Rates.............................................     44
2.06.   Fees.......................................................     48
        (a)  Commitment Fees.......................................     48
        (b)  Participation Fees....................................     48
        (c)  Administrative Fees...................................     48
        (d)  Letter of Credit Fees.................................     48
2.07.   Optional Termination or Reduction of Commitments...........     49
2.08.   Mandatory Termination or Reduction of Commitments..........     50
2.09.   Prepayments................................................     52
        (a)  Optional Prepayments..................................     52
        (b)  Mandatory Prepayments.................................     52
        (c)  Notice of Prepayments.................................     55
2.10.   Letters of Credit..........................................     55
2.11.   General Provisions as to Payments..........................     59
2.12.   Funding Losses.............................................     60
2.13.   Computation of Interest and Fees...........................     61
2.14.   Taxes......................................................     61
2.15.   Voluntary and Mandatory Conversion of Advances.............     63
2.16.   Basis for Determining Interest Rate Inadequate or Unfair...     65
2.17.   Illegality.................................................     65
2.18.   Increased Cost and Reduced Return..........................     66
2.19.   Base Rate Advances Substituted for Affected Fixed Rate
        Advances...................................................     68
2.20.   Use of Proceeds............................................     68

                                                                      Page
                                                                      ----
                                  ARTICLE III

                             CONDITIONS PRECEDENT

3.01.   Conditions Precedent to Closing Date.........................   69
3.02.   Conditions Precedent to Each Borrowing.......................   76
3.03.   Conditions Precedent to Borrowings in Connection with
        Permitted Acquisitions.......................................   78

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

4.01.   Representations and Warranties of the Borrower...............   83
        (a)  Due Incorporation, Etc..................................   83
        (b)  Due Authorization and Execution, Etc....................   84
        (c)  Government Consents.....................................   85
        (d)  Legal, Valid and Binding Nature.........................   85
        (e)  Capitalization and Subsidiaries.........................   85
        (f)  Financial Statement; No Material Adverse Change.........   86
        (g)  Solvency................................................   87
        (h)  Absence of Litigation; Litigation Description...........   87
        (i)  Ownership of Properties; Absence of Liens and
             Encumbrances............................................   88
        (j)  No Burdensome Agreements................................   88
        (k)  Payment of Taxes........................................   89
        (l)  Accuracy of Information Given to Lenders................   89
        (m)  ERISA...................................................   90
        (n)  List of Debt............................................   90
        (o)  Not a Purpose Credit....................................   91
        (p)  Prohibited Securities Transactions......................   91
        (q)  Investment Company Act..................................   91
        (r)  Casualties..............................................   91
        (s)  Executive Compensation Agreements.......................   91
        (t)  Collateral, Etc.........................................   91
        (u)  Consents................................................   92
        (v)  Security Agreements.....................................   93
        (w)  Mortgages...............................................   93
        (x)  Status Under Communications Act.........................   93
        (y)  Compliance with Environmental Requirements; No
             Hazardous Materials.....................................   93
        (z)  Compliance with Laws....................................   95
        (aa) Representations in Related Documents are True and
             Correct.................................................   95
        (bb) Obligations are Senior Debt and Designated Senior Debt..   96

                                                                       Page
                                                                       ----

                                   ARTICLE V

                           COVENANTS OF THE BORROWER

5.01.   Affirmative Covenants.......................................     96
        (a)  Compliance with Laws, Etc..............................     96
        (b)  Conduct of Business; Preservation of Corporate
             Existence..............................................     97
        (c)  Visitation Rights......................................     97
        (d)  Keeping of Books.......................................     97
        (e)  Maintenance of Insurance...............................     97
        (f)  Payment of Taxes, Etc..................................     98
        (g)  Maintenance of Properties, Etc.........................     99
        (h)  Maintenance of FCC Licenses, Affiliation Agreements,
             Etc....................................................     99
        (i)  Arm's-Length Transactions..............................     99
        (j)  Solvency...............................................    100
        (k)  Plan Contribution......................................    100
        (l)  Pro Forma Debt Service Coverage........................    100
        (m)  Interest Charge........................................    100
        (n)  Senior Debt to Operating Cash Flow Ratio...............    101
        (o)  Debt to Operating Cash Flow Ratio......................    101
        (p)  Accuracy of Information Given to Lenders...............    101
        (q)  Management.............................................    102
        (r)  Further Assurances.....................................    102
        (s)  Management of Partnerships.............................    103
        (t)  Hazardous Materials; Remediation.......................    103
        (u)  FCC Filings............................................    103
5.02.   Negative Covenants..........................................    103
        (a)  Liens, Etc.............................................    104
        (b)  Debt...................................................    104
        (c)  Mergers................................................    105
        (d)  Sales, Etc., of Assets.................................    105
        (e)  Maintenance of Ownership of Subsidiaries; Issuance of
             Stock and Partnership Interests, Etc...................    105
        (f)  Investments in Other Persons and Asset Purchases.......    106
        (g)  Restricted Payments....................................    107
        (h)  Prepayment of Debt.....................................    107
        (i)  Change in Business; Cease Broadcasting.................    109
        (j)  Change of Accounts.....................................    109
        (k)  Amendment of Charter or By-Laws........................    109
        (l)  Termination of Licenses................................    109
        (m)  Amendment, etc. of Related Documents...................    109
        (n)  Trade Debt.............................................    110
        (o)  Employee Benefit Costs and Liabilities.................    110
        (p)  Plan Amendments........................................    110
        (q)  Limited Partners.......................................    110

                                                                       Page
                                                                       ----

        (r)  Limitation on Payment Restrictions Affecting
             Subsidiaries..........................................     111
        (s)  Interest Rate Protection..............................     111
5.03.   Reporting Requirements.....................................     111

                                  ARTICLE VI

                              EVENTS OF DEFAULT

6.01.   Events of Default..........................................     117
6.02.   Cash Cover.................................................     122

                                 ARTICLE VII

                                  THE AGENTS

7.01.   Appointment and Authorization..............................     123
7.02.   Agents and Affiliates......................................     123
7.03.   Actions by Agents..........................................     123
7.04.   Consultation with Experts..................................     124
7.05.   Liability of Agents........................................     124
7.06.   Indemnification............................................     124
7.07.   Credit Decision............................................     124
7.08.   Successor Agent............................................     125
7.09.   Managing Agent and Co-Agents...............................     125
7.10.   Notice of Default; Collateral Documents....................     125

                                 ARTICLE VIII

                                MISCELLANEOUS

8.01.   Amendments, Etc............................................     126
8.02.   Notices, Etc...............................................     129
8.03.   No Waiver; Remedies........................................     130
8.04.   Costs and Expenses; Indemnities............................     130
8.05.   Right of Set-off...........................................     131
8.06.   BINDING EFFECT; GOVERNING LAW..............................     133
8.07.   Successors and Assigns.....................................     133
8.08.   Headings...................................................     136
8.09.   Execution in Counterparts; Integration.....................     136
8.10.   Severability of Provisions.................................     137
8.11.   WAIVER OF JURY TRIAL.......................................     137
8.12.   Submission to Jurisdiction; consent to Service of Process..     137
8.13.   Consent to Amend...........................................     137
8.14.   Survival...................................................     138

                                                                Page
                                                                ----


Appendix - Commitments

                                   SCHEDULES

Schedule 1.01-1         - Collateral Documents

Schedule 1.01-2         - Programming Cost Savings

Schedule 4.01(a)        - Subsidiaries of the Borrower

Schedule 4.01(e)        - Agreements Relating to Capital Stock

Schedule 4.01(f)        - Pro Forma Financial Statements

Schedule 4.01(h)        - Disclosed Litigation

Schedule 4.01(i)        - Existing Liens

Schedule 4.01(m)        - Plans and Multiemployer Plans

Schedule 4.01(n)        - Existing Debt

Schedule 4.01(s)        - Executive Compensation Agreements

Schedule 4.01(t)        - Descriptions and Locations of Real
                          Property and Leasehold Interests

Schedule 4.01(u)        - Government and Third Party Consents

Schedule 4.01(y)        - Environmental Matters

                                   EXHIBITS


Exhibit A-1     -       Form of Term Loan Note

Exhibit A-2     -       Form of Revolving Facility Note

Exhibit A-3     -       Form of Swingline Note

Exhibit B       -       Form of Borrower Security Agreement

Exhibit C       -       Form of Guarantor Security Agreement

Exhibit D       -       Form of Global Security Agreement Amendment

Exhibit E-1     -       Form of Borrower Pledge Agreement

Exhibit E-2     -       Form of Amendment No. 1 to Borrower Pledge Agreement

Exhibit F       -       Form of Guarantor Pledge Amendment

Exhibit G       -       Form of Global Pledge Agreement Amendment

Exhibit H       -       Form of Guaranty Agreement

Exhibit I       -       Form of Guaranty Agreement Amendment

Exhibit J       -       Form of Mortgage

Exhibit K       -       Form of Mortgage Amendment

Exhibit L       -       Form of Closing Date Assignment and Assumption
                        Agreement

Exhibit M       -       Form of Assignment and Assumption Agreement

Exhibit N       -       Form of Borrower's Solvency Certificate

Exhibit O       -       Form of Guarantor's Solvency Certificate

Exhibit P       -       Form of Opinion of Cooperman Levitt Winikoff
                        Lester & Newman, P.C.

Exhibit Q       -       Form of Local Counsel Opinion

Exhibit R       -       Form of Opinion of Special FCC Counsel

Exhibit S       -       Form of Opinion of Davis Polk & Wardwell

Exhibit T       -       Form of Compliance Certificate

Exhibit U       -       Form of Notice of Issuance

Exhibit V       -       Form of Multiple Amendment

          AMENDED AND RESTATED CREDIT AGREEMENT dated as of November __, 1996 among YOUNG BROADCASTING INC., a Delaware corporation (the "Borrower"), the
                                                            --------
banks and other financial institutions (the "Banks") listed on the signature
                                             -----
pages hereof, BANKERS TRUST COMPANY ("BTCo"), as Administrative Agent for the
                                      ----
Lenders and the Issuing Bank hereunder, CANADIAN IMPERIAL BANK OF COMMERCE

("CIBC"), as Documentation Agent for the Lenders hereunder, and MORGAN GUARANTY
------
TRUST COMPANY OF NEW YORK ("Morgan Guaranty"), as Syndication Agent for the
                            ---------------
Lenders hereunder.


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower and certain financial institutions are parties to a $200,000,000 Credit Agreement dated as of November 14, 1994, as amended (as so amended and in effect on the date of this Amended Agreement immediately before the effectiveness of this Amended Agreement, the "Existing Credit
                                                         ---------------
Agreement"); and
---------

          WHEREAS, the Old Lenders (as defined herein) and the Banks have agreed that immediately prior to (and subject to the condition subsequent of) the occurrence of the Closing Time (as defined herein), the Old Lenders will assign all of their rights and obligations under the Existing Credit Agreement to the Banks pursuant to the Closing Date Assignment and Assumption Agreement (as defined herein), upon the terms and subject to the conditions set forth therein; and

          WHEREAS, the Borrower has entered into an Acquisition Agreement dated as of May 10, 1996 (the "Acquisition Agreement") with KCAL Broadcasting, Inc., a
                         ---------------------
California corporation, KCAL-TV, Inc., a California corporation, and Disney Enterprises, Inc., a California corporation, pursuant to which the Borrower has agreed to acquire (the "Acquisition") certain assets associated with television
                        -----------
broadcast station KCAL-TV in Los Angeles, California ("KCAL-TV"); and
                                                       -------

          WHEREAS, the parties hereto therefore wish to amend the Existing Credit Agreement by, among other things, increasing the amount of credit available thereunder and amending certain of the other provisions thereof, and, in that connection, wish to amend and restate the Existing Credit Agreement in its entirety; and

          WHEREAS, in order to set forth in one document, for the convenience of the parties, the text of the Existing Credit Agreement as amended by the amendments to be made upon the effectiveness hereof, the parties wish to amend and restate the Existing Credit Agreement in its entirety as set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01.  Certain Defined Terms.  As used in this Agreement, the
                         ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Acquisition" has the meaning specified in the preamble to this
           -----------
Agreement.

          "Acquisition Agreement" has the meaning specified in the preamble to
           ---------------------
this Agreement.

          "Acquisition Documents" means the Acquisition Agreement, including the
           ---------------------
exhibits and schedules thereto, and all agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith.

          "Adjusted CD Rate Advance" means an Advance which bears interest as
           ------------------------
provided in Section 2.05(b).

          "Administrative Agent" means BTCo in its capacity as Administrative
           --------------------
Agent for the Lenders hereunder, and its successors in such capacity.

          "Administrative Questionnaire" means (i) with respect to each Lender
           ----------------------------
listed on the signature pages hereof, the administrative questionnaire in the form submitted to such Lender by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Lender on or before the Closing Date and (ii) with respect to each other Lender, the Assignment and Assumption Agreement for such Lender as an Assignee.

          "Advance" means (i) a Term Loan Advance or a Revolving Facility
           -------
Advance, each of which may be an Adjusted CD Rate Advance, a Base Rate Advance or a Eurodollar Rate Advance (each of which shall be a "Type" of Advance), or
                                                        ----
(ii) a Swingline Advance, each of which shall be a Base Rate

Advance.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling, controlled by or under common control with such Person. The term "control" means the possession, directly or indirectly, of the power, whether or not exercised, to direct or cause the direction of the management or policies of any Person, whether through ownership of voting securities, by contract or otherwise.

          "Agents" means the Administrative Agent, the Documentation Agent and
           ------
the Syndication Agent, or any combination of the foregoing as the context may require, and "Agent" means any one of the foregoing.

          "Agreement" means the Existing Credit Agreement, as amended by this
           ---------
Amended Agreement and as amended or otherwise modified from time to time.

          "Amended Agreement" means this Amended and Restated Credit Agreement.
           -----------------

          "Amendment Documents" means this Amended Agreement, the Global
           -------------------
Security Agreement Amendment, the Global Pledge Agreement Amendment, the Guaranty Agreement Amendment, the Mortgage Amendments, the Guarantor Security Agreements between each of YB of Los Angeles and Fidelity, respectively, and the Administrative Agent, the Guarantor Pledge Agreement between YB of Los Angeles and the Administrative Agent, and the KCAL Mortgage.

          "Applicable Lending Office" means, with respect to each Lender, such
           -------------------------
Lender's Domestic Lending Office in the case of a Base Rate Advance, such Lender's CD Lending Office in the case of an Adjusted CD Rate Advance, and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

          "Asset Operating Cash Flow" means, with respect to each Asset Sale,
           -------------------------
the portion of Operating Cash Flow for the twelve months immediately preceding such Asset Sale that is attributable to the asset, property or business being disposed of pursuant to such Asset Sale.

          "Asset Purchase" means an acquisition by the Borrower or any of its
           --------------
Subsidiaries of (i) all or substantially all of the assets of any Person (other than the Borrower or any of its Subsidiaries) or (ii) property and assets of any Person (other than the Borrower or any of its Subsidiaries), in each case comprising a television station or a business incidental thereto.

          "Asset Sale" means any sale, lease, assignment, transfer or other
           ----------
disposition by the Borrower or any of its Subsidiaries of any asset, property or business (including, without limitation, receivables and leasehold interests) whether now owned or hereafter acquired, but excluding dispositions of inventory in the ordinary course of business.

          "Assignee" has the meaning specified in Section 8.07(c).
           --------

          "Assignment and Assumption Agreement" means (i) an Assignment and
           -----------------------------------
Assumption Agreement entered into by a Lender and an Assignee, and accepted by the Administrative Agent and consented to by the Borrower (if required), in substantially the form of Exhibit M, and (ii) the Closing Date Assignment and Assumption Agreement.

          "Banks" has the meaning specified in the preamble to this Agreement.
           -----

          "Base Rate" means, for any day, a rate per annum equal to the higher
           ---------
of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

          "Base Rate Advance" means an Advance which bears interest as provided
           -----------------
in Section 2.05(a).

          "Base Rate Margin" means, for any day, the percentage set forth below
           ----------------
opposite the applicable range for the Debt to Operating Cash Flow Ratio as specified in the most recent Notice of Debt to Operating Cash Flow Ratio received by the Administrative Agent on or before such day:

Debt to Operating Cash Flow Ratio
-----------------------------------
Greater than              But        Base Rate
or equal to            less than       Margin
-------------------  --------------  ----------
6.5                       N/A            1.625%
6.0                       6.5             1.50%
5.5                       6.0             1.25%
5.0                       5.5             1.00%
4.0                       5.0             0.50%
0.0                       4.0             0.25%

provided, however, that during any period in which an Event of Default shall
--------  -------
have occurred and be continuing, the Base Rate Margin shall be the Base Rate Margin indicated in the above table plus 2% per annum.

          "Borrower Pledge Agreement" means the Borrower Pledge Agreement dated
           -------------------------
as of November 14, 1994 between the Borrower and the Administrative Agent, substantially in the form of Exhibit E-1, as amended by Amendment No. 1 thereto, substantially in the form of Exhibit E-2, as further amended by the Multiple Amendment and as further amended on the Closing Date by the Global Pledge Agreement Amendment, and each other pledge agreement entered into by the Borrower pursuant thereto or hereto, in each case as the same may be amended or otherwise modified from time to time.

          "Borrower Security Agreement" means the Borrower Security Agreement
           ---------------------------
dated as of November 14, 1994 between the Borrower and the Administrative Agent, substantially in the form of Exhibit B, as amended by the Multiple Amendment and as amended on the Closing Date by the Global Security Agreement Amendment, and each other security agreement entered into by the Borrower pursuant thereto or hereto, in each case as the same may be amended or otherwise modified from time to time.

          "Borrowing" means a Term Loan Borrowing or a Revolving Facility
           ---------
Borrowing.

          "BTCo" has the meaning specified in the preamble to this Agreement.
           ----

          "Capital Expenditures" means, for any period, the aggregate of all
           --------------------
expenditures by the Borrower and its Subsidiaries for property, plant and equipment (including renewals, improvements, replacements and capitalized repairs) during such period, and all Capital Leases entered into during such period, which would be reflected as additions to property, plant or equipment (other than as a result of a Permitted Acquisition) on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with generally accepted accounting principles.

          "Capital Lease" means any lease which is or should be, in accordance
           -------------
with generally accepted accounting principles, recorded as a capital lease.

          "Capital Lease Obligations" means, with respect to any lease of
           -------------------------
property which in accordance with generally accepted accounting principles should be capitalized on the lessee's balance sheet or for which the amount of the assets and liabilities thereunder, if so capitalized, should be disclosed in a note to such balance sheet, the amount of the liability which should be so capitalized or disclosed.

          "CD Lending Office" means, with respect to any Lender, the office of
           -----------------
such Lender specified as its "CD Lending Office" opposite its name in its Administrative Questionnaire (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

          "CD Rate Margin" means, for any day during any Interest Period, the
           --------------
percentage set forth below opposite the applicable range for the Debt to Operating Cash Flow Ratio as specified in the most recent Notice of Debt to Operating Cash Flow Ratio received by the Administrative Agent on or before such day:

Debt to Operating Cash Flow Ratio
-----------------------------------
Greater than              But        CD Rate
or equal to            less than      Margin
-------------------  --------------  --------
6.5                  N/A               2.750%
6.0                  6.5               2.625%
5.5                  6.0               2.375%
5.0                  5.5               2.125%
4.0                  5.0               1.625%
0.0                  4.0               1.375%

provided, however, that during any period in which an Event of Default shall
--------  -------
have occurred and be continuing, the CD Rate Margin shall be the CD Rate Margin indicated in the above table plus 2% per annum.

          "CD Reference Banks" means BTCo, CIBC and Morgan Guaranty.
           ------------------

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended from
                                                   -- ----
time to time, and regulations promulgated thereunder.

          "CIBC" has the meaning specified in the preamble to this Agreement.
           ----

          "Closing Date" means the date on which the conditions set forth in
           ------------
Section 3.01 shall have been satisfied or waived in accordance with Section 8.01; provided that such date shall be no later than December 31, 1996.
      --------

          "Closing Date Assignment and Assumption Agreement" means the
           ------------------------------------------------
Assignment and Assumption Agreement, dated as of the date of this Amended Agreement, the assignments under which will become effective on the Closing Date immediately before the Closing Time, among the Old Lenders, as Assignors, the Banks, as Assignees, the Borrower and the Administrative Agent, substantially in the form of Exhibit L.

          "Closing Date Transactions" means, collectively, the effectiveness of
           -------------------------
this Amended Agreement and the other Amendment Documents, the Closing Date Assignment and Assumption Agreement and the Acquisition.

          "Closing Time" means the time on the Closing Date at which the
           ------------
amendment and restatement of the Existing Credit Agreement to be effected by this Amended Agreement shall become effective, in accordance with the provisions of Section 3.01.

          "Co-Arrangers" means BTCo, CIBC and J.P. Morgan Securities Inc.
           ------------

          "Code" means the Internal Revenue Code of 1986, as the same may be
           ----
amended from time to time.

          "Collateral" means, collectively, the "Collateral" as defined in the
           ----------
Security Agreements, the "Collateral" as defined in the Pledge Agreements, the "Trust Property" and "Mortgaged Property" described in the Mortgages and all other property and assets of the Borrower or any Guarantor to which any Collateral Document relates.

          "Collateral Documents" means the Security Agreements, the Pledge
           --------------------
Agreements and the Mortgages, including without limitation the agreements, documents and instruments listed on Schedule 1.01-1.

          "Communications Act" means the Communications Act of 1934, as amended
           ------------------
from time to time, and the regulations promulgated thereunder.

          "Consolidated" refers to the consolidation of accounts of the Borrower
           ------------
and its Subsidiaries in accordance with generally accepted accounting principles, including principles of consolidation.

          "Convert", "Conversion" and "Converted" each refers to a conversion of
           -------    ----------       ---------
Advances of one Type into Advances of another Type pursuant to Section 2.15 or 2.17.

          "CTSI" means Community Television Service, Inc., a South Dakota
           ----
corporation.

          "Debt" of any Person means at any date, without
           ----
duplication, (i) all obligations of such Person for borrowed money or to pay the deferred purchase price of property or services (including, without limitation, all obligations, contingent or otherwise, of such Person in connection with letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any capital stock of such Person, but excluding all amounts payable with respect to Programming Liabilities), (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all obligations of such Person under Capital Leases, (v) all Debt of any other entity of the type referred to in clause (i), (ii), (iii) or
(iv) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt, (vi) all equity securities of such Person subject to repurchase or redemption other than at the sole option of such Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (vii) all Guaranteed Debt of such Person, (viii) all liabilities incurred by the Borrower or any ERISA Affiliate to the PBGC upon the termination under Section 4041 or Section 4042 of ERISA of any Plan, (ix) all Withdrawal Liabilities of such Person or any of its ERISA Affiliates, (x) all increases in the amount of contributions required to be made by the Borrower and its ERISA Affiliates in each fiscal year of the Borrower to Multiemployer Plans, due to the reorganization or termination of any such Multiemployer Plan within the meaning of Title IV of ERISA, over the average annual amount of such contributions required to be made during the last 3 years preceding such reorganization or termination and (xi) the aggregate amount of Derivatives Obligations of such Person; provided that for the purposes of calculating Debt
                            --------
to determine the Debt to Operating Cash Flow Ratio and of calculating Senior Debt to determine compliance with Section 5.01(n), Debt shall be reduced by the aggregate amount of Temporary Cash Investments held by the Borrower or any Guarantor (excluding Permitted Acquisition Deposits) on the date of determination, to the extent that such amount exceeds the greater of (A) $5,000,000 and (B) the product of (x) $400,000 and (y) the sum of (X) the number of television broadcast stations owned by the Subsidiaries of the Borrower as of such date and
(Y) the number one.

          "Debt to Operating Cash Flow Ratio" means, as of any day, the ratio of
           ---------------------------------
(i) the aggregate unpaid Consolidated principal amount of all Debt of the Borrower and its Subsidiaries on such day to (ii) Operating Cash Flow of the Borrower and its Subsidiaries for the twelve consecutive calendar months then most recently ended or ending on such day.

          "Default" means any Event of Default or any event that would
           -------
constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Derivatives Obligations" of any Person means all obligations of such
           -----------------------
Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

          "Disclosed Litigation" has the meaning specified in Section 4.01(h).
           --------------------

          "Documentation Agent" means CIBC in its capacity as Documentation
           -------------------
Agent for the Lenders hereunder, and its successors in such capacity.

          "Domestic Business Day" means any day except a Saturday, Sunday or
           ---------------------
other day on which commercial banks in New York City are authorized by law to close.

          "Domestic Lending Office" means, with respect to any Lender, the
           -----------------------
office of such Lender specified as its "Domestic Lending Office" opposite its name in the Administrative Questionnaire or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

          "Environmental Laws" means any and all applicable federal, state,
           ------------------
local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions, whether now or hereafter in effect, relating to human health, the environment or to emissions, discharges or releases of pollutants, contaminants, Hazardous Materials or wastes into the environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Materials or wastes or the clean-up or other remediation thereof.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations promulgated and rulings issued thereunder. References to sections or parts of ERISA as in effect on the date hereof include corresponding successor provisions after the date hereof.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) which is a member of a group of which the Borrower is a member or which is under common control with the Borrower within the meaning of Section 414 of the Code, and the regulations promulgated and rulings issued thereunder.

          "Eurodollar Business Day" means any Domestic Business Day on which
           -----------------------
commercial banks are open for international business (including dealings in dollar deposits) in London.

          "Eurodollar Lending Office" means, with respect to any Lender, the
           -------------------------
office of such Lender specified as its "Eurodollar Lending Office" opposite its name in its Administrative Questionnaire (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

          "Eurodollar Margin" means, for any day during any Interest Period, the
           -----------------
percentage set forth below opposite the applicable range for the Debt to Operating Cash Flow Ratio as specified in the most recent Notice of Debt to Operating Cash Flow Ratio received by the Administrative Agent on or before such day:

Debt to Operating Cash Flow Ratio
-----------------------------------
Greater than              But        Eurodollar
or equal to            less than       Margin
-------------------  --------------  -----------
6.5                  N/A                  2.625%
6.0                  6.5                   2.50%
5.5                  6.0                   2.25%
5.0                  5.5                   2.00%
4.0                  5.0                   1.50%
0.0                  4.0                   1.25%

provided, however, that during any period in which an Event of Default shall
--------  -------
have occurred and be continuing, the Eurodollar Margin shall be the Eurodollar Margin indicated in the above table plus 2% per annum.

          "Eurodollar Rate Advance" means an Advance which bears interest as
           -----------------------
provided in Section 2.05(c).

          "Eurodollar Reference Banks" means the principal London offices of
           --------------------------
BTCo, CIBC and Morgan Guaranty.

          "Events of Default" has the meaning specified in Section 6.01.
           -----------------

          "Excess Cash Flow" means, for any Fiscal Year, the excess, if any of:
           ----------------

          (a) the sum of (i) the Borrower's Operating Cash Flow for such Fiscal Year, plus (ii) the cash proceeds received by the Borrower and its
           ----
     Subsidiaries in respect of Asset Sales during such Fiscal Year, plus (iii)
                                                                     ----
     any decrease in Net Working Investment between the beginning and end of such Fiscal Year,

     over
     ----

          (b) the sum of (i) the amount of Total Interest Expense for such Fiscal Year, plus (ii) the amount of Capital Expenditures for such Fiscal
                  ----
     Year, to the extent that such Capital Expenditures are not financed during such Fiscal Year (and will not later be financed) with the proceeds of Debt permitted by clause (C) or (D) of Section 5.02(b), plus (iii) any increase
                                                        ----
     in Net Working Investment between the beginning and end of such Fiscal Year, plus (iv) the aggregate amount of Restricted Payments made in cash
           ----
     during such Fiscal Year in accordance with Section 5.02(g)(iii), plus (v)
                                                                      ----
     the aggregate amount of all scheduled principal payments on all Debt of the Borrower or any of its Subsidiaries then required to be made and made during such Fiscal Year (excluding any prepayments during any

     Fiscal Year pursuant to Section 2.09(b) of this Agreement, other than prepayments made pursuant to Section 2.09(b)(iii) in respect of Permitted Asset Sales), plus (vi) all optional prepayments of the Term Loan Advances
                   ----
     during such Fiscal Year pursuant to Section 2.09(a),

all determined in accordance with generally accepted accounting principles;

provided that if the Acquisition or any Permitted Acquisition occurs during such
--------
Fiscal Year, the calculation of Excess Cash Flow for such Fiscal Year shall give effect to the items set forth above (including Operating Cash Flow for this purpose, notwithstanding the first proviso contained in the definition thereof) to the extent that they are properly attributable to the acquired assets or properties, related costs or expenses or the financing therefor only for periods
                                                                ----
on and after the closing date for the Acquisition or Permitted Acquisition.

          "Existing Credit Agreement" has the meaning specified in the preamble
           -------------------------
to this Agreement.

          "Existing Financing Statements" has the meaning specified in Section
           -----------------------------
3.01(g)(6)(C).

          "Existing Guarantors" means all of the Guarantors on the Closing Date
           -------------------
other than YB of Los Angeles and Fidelity.

          "Existing Notes" means the "A Notes", the "B Notes" and the "C Notes"
           --------------
(each such term as defined in the Existing Credit Agreement), delivered by the Borrower pursuant to the Existing Credit Agreement to the Old Lenders before the Closing Date, substantially in the form of Exhibits A-1, A-2 and A-3, respectively, to the Existing Credit Agreement.

          "Existing Subordinated Debt" means the 1994 Subordinated Notes, the
           --------------------------
1995 Subordinated Notes and the 1996 Subordinated Notes.

          "FCC" means the Federal Communications Commission and any successor
           ---
thereto.

          "FCC License" means any license, permit, certificate of compliance,
           -----------
franchise, approval or authorization granted or issued by the FCC and owned or held by the Borrower or any of its Subsidiaries in order to conduct the broadcast operations of a television station.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (i) if such day is not a Domestic Business
                     --------
Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day and so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

          "Fidelity" means Fidelity Television, Inc., a California corporation.
           --------

          "Film Expense" means, with respect to any accounting period, all
           ------------
amounts which become due and payable by the Borrower or any of its Subsidiaries during such period in respect of Programming Liabilities of the Borrower or any of its Subsidiaries, as determined in accordance with generally accepted accounting principles.

          "Fiscal Quarter" means a fiscal quarter of the Borrower consisting of
           --------------
a calendar quarter ending on March 31, June 30, September 30 or December 31, as the case may be.

          "Fiscal Year" means a fiscal year of the Borrower consisting of a
           -----------
calendar year ending on December 31.

          "Fixed Rate Advances" means Adjusted CD Rate Advances or Eurodollar
           -------------------
Rate Advances or any combination thereof.

          "Fixed Rate Borrowing" means a borrowing consisting of Adjusted CD
           --------------------
Rate Advances or Eurodollar Rate Advances made on the same day by the Lenders.

          "Global Pledge Agreement Amendment" means Amendment No. 3 to Borrower
           ---------------------------------
Pledge Agreement and Amendment No. 2 to Guarantor Pledge Agreement dated as of the date of this Amended Agreement among the Borrower, YB of Sioux Falls and the Administrative Agent, substantially in the form of Exhibit G.

          "Global Security Agreement Amendment" means Amendment No. 2 to
           -----------------------------------
Borrower Security Agreement and Amendment No. 2 to Guarantor Security Agreements dated as of the date of this Amended Agreement among the Borrower, each Existing Guarantor and the Administrative Agent, substantially in the form of Exhibit D.

          "Guaranteed Debt" of any Person means all Debt referred to in clause
           ---------------
(i), (ii), (iii) or (iv) of the definition of "Debt" in this section guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss,
(iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss.

          "Guarantor" means each of the Subsidiaries of the Borrower listed on
           ---------
Schedule 4.01(a) and each of the Subsidiaries of the Borrower which shall become a Guarantor in accordance with this Agreement (including Section 5.02(f)).

          "Guarantor Pledge Agreements" means, collectively (i) the Guarantor
           ---------------------------
Pledge Agreement dated as of the date of this Amended Agreement between YB of Los Angeles and the Administrative Agent, (ii) the Guarantor Pledge Agreement dated as of May 31, 1996 between YB of Sioux Falls and the Administrative Agent, as amended by the Multiple Amendment and as amended on the Closing Date by the Global Pledge Agreement Amendment, in each case substantially in the form of Exhibit F, and (iii) each other pledge agreement entered into by any Guarantor pursuant thereto or hereto, in each case as the same may be amended or otherwise modified from time to time.

          "Guarantor Security Agreements" means, collectively (i) the Guarantor
           -----------------------------
Security Agreements dated as of the date of this Amended Agreement between each of YB of Los Angeles and Fidelity, respectively, and the Administrative Agent,
(ii) each of the Guarantor Security Agreements dated as of April 15, 1996 between each of YB of Davenport, YB of Sioux Falls and YB of Rapid City, respectively, and the Administrative Agent, each as amended by the Multiple Amendment and as amended on the Closing Date by the Global Security Agreement Amendment, and (iii) each of the Guarantor Security Agreements dated as of November 14, 1994, between each of the Existing Guarantors other than YB of Davenport, YB of Sioux Falls and YB of Rapid City, and the Administrative Agent, each as amended by the Multiple Amendment and as amended on the Closing Date by the Global Security Agreement Amendment, in each case substantially in the form of Exhibit C, and (iv) each other security agreement entered into by any of the Guarantors pursuant thereto or hereto, in each case as the same may be amended or otherwise modified from time to time.

          "Guaranty Agreement" means the Amended and Restated Guaranty Agreement
           ------------------
dated as of April 15, 1996, among the Borrower, each of the Existing Guarantors and the Administrative Agent, substantially in the form of Exhibit H, as amended by the Multiple Amendment and as amended on the Closing Date by the Guaranty Agreement Amendment, and as the same may be amended or otherwise modified from time to time.

          "Guaranty Agreement Amendment" means Amendment No. 2 to Amended and
           ----------------------------
Restated Guaranty Agreement dated as of the date of this Amended Agreement, among the Borrower, each Guarantor and the Administrative Agent, substantially in the form of Exhibit I.

          "Hazardous Materials" means (i) any "hazardous substance" as defined
           -------------------
in CERCLA; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) petroleum, its derivatives, by-products and other hydrocarbons; and (v) any other toxic, radioactive, caustic or otherwise hazardous substance regulated under Environmental Laws.

          "Independent Public Accountants" means (i) Ernst & Young LLP, (ii)
           ------------------------------
another 'Big Six' independent public accounting firm or (iii) another independent public accounting firm of nationally recognized standing reasonably acceptable to the Majority Lenders.

          "Insufficiency" means, with respect to any Plan, the amount, if any,
           -------------
by which the present value of the accrued benefits under such Plan, as determined using the actuarial assumptions then used for the purpose of determining the contributions to be made to such Plan, exceeds the fair market value of the assets of such Plan allocable to such benefits.

          "Interest Period" means:  (i) with respect to each Eurodollar Rate
           ---------------
Advance, the period commencing on the date
of such Borrowing and ending 1, 3, 6 or, if the Administrative Agent determines that deposits in such maturity are available in the London interbank market for such period, 12 months thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:
                     --------

          (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day; and

          (b) any Interest Period which begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Eurodollar Business Day of a calendar month; and

          (c) if any Interest Period includes a date on which a payment of principal of the Advances is required to be made under Section 2.04 but does not end on such date, then (i) the principal amount (if any) of each Eurodollar Rate Advance required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Eurodollar Rate Advance shall have an Interest Period determined as set forth above; and

(ii) with respect to each Adjusted CD Rate Advance, the period commencing on the date of such Borrowing and ending 30, 90, 180 or, if the Administrative Agent determines that certificates of deposit in such maturity are available in accordance with the definition of CD Base Rate for such period, 360 days thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:
--------

          (a) any Interest Period (other than an Interest Period determined pursuant to clause (b)(i) below) which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day; and

          (b) if any Interest Period includes a date on which a payment of principal of the Advances is required to be made under Section 2.04 but does not end on such date, then (i) the principal amount (if any) of each Adjusted CD Rate Advance required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Adjusted CD Rate Advance shall have an Interest Period determined as set forth above.

          "Interest Rate Protection Agreement" means any interest rate cap
           ----------------------------------
agreement, interest rate swap agreement and any other interest rate protection agreement between the Borrower and any Person that is a Lender or any Affiliate of any Lender on conditions acceptable to the Agents and in accordance with
Section 5.02(s), as such agreement may be amended from time to time with the consent of the Agents.

          "Issuing Bank" means BTCo, as the issuer of a Letter of Credit.
           ------------

          "KCAL Financing Statements" has the meaning specified in Section
           -------------------------
3.01(g)(6)(B).

          "KCAL Mortgage" means the Deed of Trust, Assignment of Leases and
           -------------
Rents, Security Agreement and Fixture Filing effective as of the Closing Date from YB of Los Angeles, as trustor, to Chicago Title Insurance Company, as trustee, for the benefit of the Administrative Agent, as beneficiary, covering the Real Property located at 5515 Melrose Avenue, Los Angeles, California.

          "KCAL-TV" has the meaning specified in the preamble to this Agreement.
           -------

          "KLFY Partnership" means KLFY, L.P., a Delaware limited partnership of
           ----------------
which YB of Louisiana is the sole general partner and of which LAT is the sole limited partner and which is governed by the KLFY Partnership Agreement.

          "KLFY Partnership Agreement" means the Agreement of Limited
           --------------------------
Partnership of KLFY, L.P. dated as of December 29, 1989 by and among YB of Louisiana and LAT, as the same may be amended from time to time.

          "LAT" means LAT, Inc., a Delaware corporation and wholly owned
           ---
subsidiary of the Borrower.

          "Leaseholds" means all of the right, title and interest of the
           ----------
Borrower or any of its Subsidiaries in, to and under any leases, licenses or other agreements granting to the Borrower or any of its Subsidiaries, directly or indirectly, rights to enter, occupy or use any land, improvements and fixtures, including, without limitation, the "Ground Leases" as described in certain of the Mortgages.

          "Lender Share" means, with respect to any Lender, an amount equal to
           ------------
the sum of such Lender's Term Loan Commitment and Revolving Facility Commitment or, if the Revolving Facility Commitment shall have been terminated, the aggregate outstanding amount of such Lender's Term Loan Advances, Revolving Facility Advances and Letter of Credit Obligations.

          "Lenders" means the Banks listed on the signature pages hereof and
           -------
each Assignee that shall become a party hereto pursuant to Section 8.07, including without limitation the Swingline Lender.

          "Letter of Credit Obligations" means, for any Lender and at any time,
           ----------------------------
the sum of (x) the amounts then owing to such Lender (including in its capacity as the Issuing Bank) under Section 2.10 to reimburse it in respect of amounts drawn under Letters of Credit and (y) such Lender's ratable participation in the aggregate amount then available for drawing under all Letters of Credit, calculated in accordance with Section 2.10.

          "Letters of Credit" has the meaning specified in Section 2.10.
           -----------------

          "Lien" means, with respect to any asset, any mortgage, deed of trust,
           ----
pledge, lien, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan Documents" means this Agreement, the Notes, the Guaranty
           --------------
Agreement, the Collateral Documents, any Interest Rate Protection Agreements and all agreements, documents and instruments executed and delivered in connection with any Letters of Credit, in each case as the same may hereafter be amended or otherwise modified from time to time, including without limitation the Amendment Documents.

          "Loan Party" means the Borrower and each Guarantor.
           ----------

          "Major Casualty Proceeds" means (i) the aggregate insurance proceeds
           -----------------------
received in connection with one or more
related events by the Borrower or any of its Subsidiaries under any insurance policy maintained to cover losses with respect to tangible real or personal property or improve ments or losses from business interruption or (ii) any award or other compensation with respect to any condemnation of property (or any transfer or disposition of property in lieu of condemnation) received by the Borrower or any of its Subsidiaries, if the amount of such aggregate insurance proceeds or award or other compensation exceeds $1,000,000.

          "Majority Lenders" means Lenders having at least 51% of the aggregate
           ----------------
amount of the Lender Shares for all Lenders.

          "Material Financial Obligations" means a principal or face amount of
           ------------------------------
Debt and/or payment obligations in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $1,000,000.

          "Morgan Guaranty" has the meaning specified in the preamble to this
           ---------------
Agreement.

          "Mortgage Amendment" means, with respect to each Mortgage executed
           ------------------
pursuant to the Existing Credit Agreement, an amendment thereto dated as of the Closing Date substantially in the form of Exhibit K.

          "Mortgages" means the KCAL Mortgage, the other mortgages and deeds of
           ---------
trust listed on Schedule 1.01-1, in each case as amended on the Closing Date by the relevant Mortgage Amendment, and any other mortgages, deeds of trust or similar instruments in substantially the form of Exhibit J executed from time to time pursuant hereto, as the same may be amended or otherwise modified from time to time.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions, including for these purposes any Person that ceased to be an ERISA Affiliate during such five year period.

          "Multiple Amendment" means Amendment No. 5 to the Existing Credit
           ------------------
Agreement, Amendment No. 1 to Borrower Security Agreement, Amendment No. 2 to Borrower Pledge Agreement, Amendment No. 1 to Guarantor Security Agreements, Amendment No. 1 to Guarantor Pledge Agreement and Amendment

No. 1 to Amended and Restated Guaranty Agreement dated as of the date of this Amended Agreement, substantially in the form of Exhibit V.

          "Multiple Employer Plan" means an employee benefit plan, other than a
           ----------------------
Multiemployer Plan, subject to Title IV of ERISA to which the Borrower or any ERISA Affiliate, and at least one employer other than the Borrower or an ERISA Affiliate, are making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Borrower or any ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan, including for these purposes any Person that ceased to be an ERISA Affiliate during such five year period.

          "Net Income" means, for any accounting period, net income (or net
           ----------
deficit, as the case may be), as determined in accordance with generally accepted accounting principles.

          "Net Proceeds" means, with respect to any issuance by the Borrower of
           ------------
any equity securities or Permitted Subordinated Debt or any Permitted Asset Sale by any Loan Party, an amount equal to the net cash proceeds received by the Borrower or such Loan Party with respect to such equity securities or Permitted Subordinated Debt or pursuant to such Permitted Asset Sale, as the case may be, less (without duplication) any expenses relating thereto reasonably incurred by the Borrower or such Loan Party in connection therewith.

          "Net Working Investment" means at any date (x) the Consolidated
           ----------------------
current assets of the Borrower and its Subsidiaries (excluding cash, short-term investments and Television Film Exhibition Rights) minus (y) the Consolidated
                                                   -----
current liabilities of the Borrower and its Subsidiaries (excluding Programming Liabilities and principal of and interest on Debt), all determined as of such date. Net Working Investment at any date may be a positive or negative number. Net Working Investment increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

          "1994 Subordinated Note Documents" means the 1994 Subordinated Notes
           --------------------------------
and the Indenture dated as of November 14, 1994, as supplemented, among the Borrower, as issuer, each of the Subsidiaries of the Borrower named therein as the Initial Guarantors, as guarantors thereunder, and State Street Bank and Trust Company, as successor trustee.

          "1994 Subordinated Notes" means the Borrower's 11-3/4% Senior
           -----------------------
Subordinated Notes due 2004.

          "1995 Subordinated Note Documents" means the 1995 Subordinated Notes
           --------------------------------
and the Indenture dated as of June 1, 1995, as supplemented, among the Borrower, as issuer, each of the Subsidiaries of the Borrower named therein as the Initial Guarantors, as guarantors thereunder, and State Street Bank and Trust Company, as successor trustee.

          "1995 Subordinated Notes" means the Borrower's 10-1/8% Senior
           -----------------------
Subordinated Notes due 2005.

          "1996 Subordinated Note Documents" means the 1996 Subordinated Notes
           --------------------------------
and the Indenture dated as of January 1, 1996, as supplemented, among the Borrower, as issuer, each of the Subsidiaries of the Borrower named therein as the Initial Guarantors, as guarantors thereunder, and State Street Bank and Trust Company, as trustee.

          "1996 Subordinated Notes" means the Borrower's 9% Senior Subordinated
           -----------------------
Notes due 2006.

          "Non-Cash Charges" means, for any accounting period, charges properly
           ----------------
attributable to such period for depreciation, amortization and other non-cash items as determined in accordance with generally accepted accounting principles;

provided that Non-Cash Charges shall include amortization of transaction fees
--------
and expenses incurred in connection with the Closing Date Transactions and non-cash compensation provided to employees of the Borrower or any of its Subsidiaries.

          "Nonpermitted Swingline Advance" means an advance made by the
           ------------------------------
Swingline Lender to the Borrower that purports to be a Swingline Advance but which advance (i) does not comply with the limitations contained in the proviso to the first sentence of Section 2.01(c), or (ii) was made during a period described in Section 2.01(d)(v). For purposes of determining compliance with the limitations contained in the proviso to the first sentence of Section 2.01(c), the Swingline Lender may rely on information received by it from the Administrative Agent; provided that the Administrative Agent shall have no
                      --------
obligation (except upon a request made by the Swingline Lender) to inform the Swingline Lender with respect to such limitations.

          "Notes" means the Term Loan Notes, the Revolving Facility Notes and
           -----
the Swingline Note.

          "Notice of Borrowing" has the meaning specified in
           -------------------

Section 2.02.


          "Notice of Debt to Operating Cash Flow Ratio" means (i) until the
           -------------------------------------------
Borrower delivers a Notice of Debt to Operating Cash Flow Ratio pursuant to
Section 5.03(a), the certificate delivered by the Borrower pursuant to Section 3.01(g)(22) and (ii) thereafter, a Notice of Debt to Operating Cash Flow Ratio delivered pursuant to Section 5.03(a).

          "Notice of Issuance" has the meaning specified in Section 2.10.
           ------------------

          "Notice of Swingline Refunding" has the meaning specified in Section
           -----------------------------
2.01(d)(i).

          "Obligations" means all obligations described in any Loan Document.
           -----------

          "Old Lenders" means the Lenders under the Existing Credit Agreement as
           -----------
in effect immediately before the effectiveness of the Closing Date Assignment and Assumption Agreement.

          "Operating Cash Flow" means, for any accounting period, the amount
           -------------------
calculated as follows:

          Consolidated Net Income for such period,

     plus  to the extent deducted in determining such Consolidated Net Income,
     ----
          Consolidated Non-Cash Charges and any other extraordinary non-cash losses (including any losses from the sale of assets) for such period,

     plus  Consolidated interest expense, net of interest income, for such
     ----
          period (after giving effect to all costs of, and savings realized by, each interest rate cap or other interest rate protection agreement which the Borrower may enter into with respect to interest payable on any Debt or any portion thereof), plus  Consolidated income tax expense for such period,
     ----

     plus  if such accounting period includes any one or more of the first
     ----
          twelve consecutive calendar months following the Closing Date, the amount identified as "Total Cost Savings" opposite the latest such month on Schedule 1.01-2 (each, a "Total Cost Savings Add-Back"),
                                             ---------------------------
    minus all cash payments in respect of income taxes by the Borrower or any of
    -----
          its Subsidiaries during such period,

    minus to the extent included in Consolidated Net Income for such period, any
    -----
          extraordinary non-cash gains (including gains from the sale of assets) for such period,

    minus Consolidated cash payments of Film Expense made during such period,
    -----

all determined in accordance with generally accepted accounting principles;

provided that if the Acquisition or any Permitted Acquisition occurs during such
--------
accounting period, the calculation of Operating Cash Flow for such accounting period shall give effect, on a Pro Forma Basis, to the items set forth above for periods during such accounting period but prior to the closing date for the Acquisition or the Permitted Acquisition, to the extent such items are properly attributable to the acquired assets or properties, related costs or expenses or the financing therefor; and provided further that in calculating Operating Cash
                            -------- -------
Flow on a Pro Forma Basis for any period which includes a period prior to the Closing Date, the following Television Film Exhibition Rights shall be deemed not to be attributable to the assets and properties acquired in the Acquisition
---
or related costs or expenses: (i) the Television Film Exhibition Rights of YB of Los Angeles relating to Empty Nest, Golden Girls and Perfect Strangers (because
                        ----------  ------------     -----------------
the liability related to such Television Film Exhibition Rights shall be retained by KCAL Broadcasting, Inc. and not assumed by the Borrower or any of its Subsidiaries in the Acquisition) and (ii) the Television Film Exhibition Rights relating to George/Alana and Marilyn Kagan (because these television
                   ------------     -------------
shows have been cancelled prior to the Closing Date).

          "Parent" means, with respect to any Lender, any Person controlling
           ------
such Lender.

          "Participant" has the meaning specified in Section 8.07(b).
           -----------

          "Payment Date" means the last day of each March, June, September and
           ------------
December (or, if such day is not a Domestic Business Day, the next succeeding Domestic Business Day), commencing with the first such date occurring after the Closing Date.

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "Permitted Acquisition" means an acquisition by any one or more
           ---------------------
wholly-owned Subsidiaries of the Borrower of any one or more television stations or of any one or more businesses incidental to the ownership and operation of television stations, or an acquisition by the Borrower or any one or more wholly-owned Subsidiaries of the Borrower of all of the capital stock of a corporation owning one or more television stations or one or more businesses incidental to the ownership and operation of such television stations; provided
                                                                       --------
that:

          (a) at least thirty (30) days prior to the closing date for such acquisition, the Borrower shall have delivered to each of the Lenders (i) a compliance certificate, substantially in the form of Exhibit T, certifying the Borrower's compliance with the provisions of this Agreement set forth in Exhibit T, as of the most recent date for compliance prior to the date of such certificate, after giving effect on a Pro Forma Basis to such acquisition, and (ii) a report of the chief financial officer of the Borrower, in a form and providing sufficient detail and justification for the information provided therein, including assumptions, as shall be found to be reasonable by each of the Agents in its sole good faith discretion, after completion of reasonable due diligence, establishing that:

               (x) after giving effect to such acquisition and the financing therefor, the Borrower shall be in compliance at the end of each fiscal year until the Termination Date with the covenants contained in Sections 5.01(l), 5.01(m), 5.01(n), 5.01(o), 5.02(a), 5.02(b),
          5.02(d), 5.02(f), 5.02(g) and 5.02(h); and

               (y) after giving effect to such acquisition and the financing therefor, the Debt to Operating Cash Flow Ratio, calculated after giving effect to any pro forma cost savings, shall be less than 6.0;

          (b) at the time of such acquisition, no Default is then continuing or would result therefrom; and

          (c) at the time of such acquisition, the stock of any new Subsidiaries of the Borrower acquired or created in connection therewith or resulting therefrom shall be pledged to the Administrative Agent for its benefit and the benefit of the Lenders, each of such new Subsidiaries shall become a Guarantor hereunder and each of such new Subsidiaries shall grant liens and security interests in all of its assets to the Administrative Agent for its benefit and the benefit of the Secured Parties;

provided further that, for the avoidance of doubt, the parties hereto agree that
-------- -------
the Acquisition is a Permitted Acquisition.

          "Permitted Acquisition Deposit" means a deposit made by the Borrower
           -----------------------------
or any of its Subsidiaries pursuant to any purchase agreement to which it is or is to be a party in connection with an acquisition that it proposes to make as a Permitted Acquisition; provided that at the time of the making of such deposit,
                       --------
no Default is then continuing or would result therefrom.

          "Permitted Acquisition Mortgage" has the meaning specified in Section
           ------------------------------
3.03(e)(5).

          "Permitted Asset Sale" means any Asset Sale by the Borrower or any of
           --------------------
its Subsidiaries (a) where the Net Proceeds of such Asset Sale, when added to the Net Proceeds of any related Asset Sales, are less than $500,000, unless such Asset Sale is the disposition of property and assets comprising a television station or a business incidental thereto; (b) which is the sale of television station WTVO in Rockford, Illinois; or (c) where the Net Proceeds of such Asset Sale are greater than or equal to $500,000 or such Asset Sale is the disposition of property and assets comprising a television station or a business incidental thereto, if (x) before and after giving effect thereto no Default shall have occurred and be continuing; (y) except in the case of a Qualifying FCC-Mandated Sale, the aggregate total amount of the Asset Operating Cash Flow with respect to all such Asset Sales since the Closing Date (excluding any Qualifying FCC-Mandated Sale) (A) with respect to any such Asset Sale occurring after the first anniversary of the Closing Date, constitutes less than fifteen percent (15%) of the greatest amount of Operating Cash Flow for any consecutive twelve-month period commencing after the Closing Date or (B) with respect to any such Asset Sale occurring within twelve months of the Closing Date, constitutes less than fifteen percent (15%) of Operating Cash Flow for the most recent twelve months ended prior to such Asset Sale, calculated after giving effect, on a Pro Forma Basis, to the latest such Asset Sale, all other Permitted Asset Sales and all Permitted Acquisitions occurring on or after the Closing Date; and (z) at least thirty (30) days prior to the date of each such Asset Sale, the Borrower shall have delivered to each of the Lenders (i) a compliance certificate, substantially in the form of Exhibit T, certifying the Borrower's compliance with the provisions of this Agreement set forth in Exhibit T, as of the most recent date for compliance prior to the date of such certificate, after giving effect on a Pro Forma Basis to such Asset Sale, and (ii) a report of the chief financial officer of the Borrower, in a form and providing sufficient detail and justification for the information provided therein, including assumptions, as shall be found to be reasonable by each of the Agents in its sole good faith discretion, after completion of reasonable due diligence, establishing that after giving effect to such Asset Sale, the Borrower shall be in compliance at the end of each fiscal year until the Termination Date with the covenants contained in Sections 5.01(l), 5.01(m), 5.01(n), 5.01(o), 5.02(a), 5.02(b),
5.02(d), 5.02(f), 5.02(g) and 5.02(h).

          "Permitted Liens" means:
           ---------------

          (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not at the time required by Section 5.01(f);

          (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, if a reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor;

          (iii) Liens, other than Liens created by Section 4068 of ERISA, incurred or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, customs and appeal bonds, bids, leases, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (iv) Liens, in an aggregate amount existing from time to time not to exceed $2,000,000, which Liens (A) arise in the ordinary course of business, (B) do not secure Debt or Derivatives Obligations and (C) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

          (v) leases or subleases granted to others in the ordinary course of business or existing on property at the time acquired and not interfering with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (vi) Permitted Encumbrances, as defined in each Mortgage, with respect to the Real Property covered thereby;

          (vii) purchase money Liens upon or in any property acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or to secure Debt incurred solely for the purpose of financing the acquisition of such property, or Liens existing on such property at the time of its acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided that (A) the aggregate
                                                --------
     amount of Liens described in this clause (vii) that are outstanding or existing at any time shall not exceed $10,000,000 and (B) no such Lien shall extend to or cover any property other than the property being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; provided that Liens on property acquired or held by
                          --------
     the Borrower or any of its Subsidiaries to secure the purchase price of any Asset Purchase or Permitted Acquisition or to secure Debt incurred for the purpose of financing any Asset Purchase or Permitted Acquisition are understood not to be Liens described of a type in this clause (vii);

          (viii) Liens existing on the Closing Date and set forth in Schedule 4.01(i);

          (ix)  Liens created by the Collateral Documents;

          (x) one or more attachments or judgment Liens not exceeding $1,000,000 in the aggregate unless the judgment such Lien secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay; and

          (xi) Liens created after the Closing Date upon any Real Property owned by the Borrower or any of its Subsidiaries; provided that (A) such
                                                       --------
     Liens shall be junior and subordinate to the Liens created by or pursuant to the Loan Documents, (B) the aggregate amount of the obligations secured by such Liens shall not at any time exceed $5,000,000 and (C) each of such Liens and such Liens in the aggregate must not interfere with the ordinary conduct of business of the Borrower or any of its Subsidiaries;

provided, however, that no Lien in favor of the PBGC shall, in any event, be a
--------  -------
"Permitted Lien"; and provided further that no Lien shall constitute a Permitted
                      -------- -------
Lien on and after the commencement in respect thereof of any enforcement, collection, execution, levy or foreclosure proceeding where such Lien secures any obligation in an amount equal to or exceeding $50,000.

          "Permitted Subordinated Debt" means Debt other than Existing
           ---------------------------
Subordinated Debt for which the Borrower is directly and primarily liable, but which may be guaranteed by any one or more Guarantors (provided that any
                                                       --------
obligations of any Guarantor in respect thereof are subordinate to such Guarantor's obligations under the Guaranty Agreement to the same extent and on similar terms as such Guarantor's obligations in respect of the Existing Subordinated Debt), and which (v) is subordinated in right of payment to the prior payment in full in cash of all of the obligations of the Borrower and the Guarantors to pay principal of and interest on the Notes, all Letter of Credit Obligations and all fees and other amounts payable hereunder or under any other Loan Document, pursuant to subordination provisions that are no less favorable to the Lenders than the subordination provisions for any Existing Subordinated Debt; (w) contains no mandatory redemption provisions which would require any redemption in circumstances in which the mandatory redemption provisions for any Existing Subordinated Debt would not require redemption of any Existing Subordinated Debt; (x) contains financial covenants and events of default that are no more onerous to the Borrower and its Subsidiaries than the financial covenants and events of default for any Existing Subordinated Debt; (y) has a maturity date no earlier than January 15, 2006; and (z) is not secured by any Lien; provided that at least fifteen (15) days prior to the incurrence of such
      --------
Debt, the Borrower shall have delivered to each of the Lenders (i) a compliance certificate, substantially in the form of Exhibit T, certifying the Borrower's compliance with the provisions of this Agreement set forth in Exhibit T, as of the most recent date for compliance prior to the date of such certificate, after giving effect on a Pro Forma Basis to the incurrence of such Debt, and (ii) a report of the chief financial officer of the Borrower, in a form and providing sufficient detail and justification for the information provided therein, including assumptions, as shall be found to be reasonable by each of the Agents in its sole good faith discretion, after completion of reasonable due diligence, establishing that after giving effect to the incurrence of such Debt, the Borrower shall be in compliance at the end of each fiscal year until the Termination Date with the covenants contained in Sections 5.01(l), 5.01(m), 5.01(n), 5.01(o), 5.02(a), 5.02(b), 5.02(d), 5.02(f), 5.02(g) and 5.02(h).

          "Permitted Subordinated Debt Repurchase" means a prepayment,
           --------------------------------------
redemption, defeasance or purchase of any Existing Subordinated Debt or Permitted Subordinated Debt to the extent permitted by clause (iv) of Section 5.02(h).

          "Person" means an individual, partnership, corporation (including a
           ------
business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means an employee benefit plan, other than a Multiemployer
           ----
Plan, (i) which is maintained for employees of the Borrower or any ERISA Affiliate and subject to Title IV of ERISA or (ii) which could subject the Borrower or any ERISA Affiliate to liability under Section 4069 of ERISA in the event that such plan has been or was to be terminated.

          "Pledge Agreements" means the Borrower Pledge Agreement and the
           -----------------
Guarantor Pledge Agreements.

          "Pledged Instruments" means the Pledged Instruments as defined in the
           -------------------
Pledge Agreements and all Instruments as defined in the Security Agreements.

          "Pledged Stock" has the meaning specified in the Pledge Agreements.
           -------------

          "Prime Rate" means the rate of interest publicly announced by BTCo in
           ----------
New York City from time to time as its Prime Rate.

          "Pro Forma Basis" means, at any time, a pro forma basis as agreed
           ---------------
among the Borrower and the Agents at such time.

          "Pro Forma Debt Service" means, at any date, the sum of (i) Total
           ----------------------
Interest Expense for the four consecutive Fiscal Quarters then most recently ended plus (ii) the aggregate amount of all scheduled principal payments (including mandatory principal repayments required by Section 2.04, mandatory principal repayments required by Section 2.08(d)(ii) and mandatory principal payments (to the extent reasonably foreseeable) required by Section 2.09(b)(ii)) on all Debt of the Borrower or any of its Subsidiaries, including the portion of any payments under Capital Leases that is allocable to principal, for the four consecutive Fiscal Quarters immediately following the Fiscal Quarter during which such date occurs.

          "Programming Liabilities" means, as to any Person, all obligations of
           -----------------------
such Person under contracts for the acquisition of broadcast rights to television programs and films, as determined in accordance with generally accepted accounting principles.

          "Quad Cities Joint Venture" means PCI/RIBCO, the joint venture formed
           -------------------------
pursuant to the Joint Venture Agreement dated as of September 30, 1981, between YB of Davenport, as successor to Palmer Communications Incorporated, and Coronet Communications Company, as successor to Rock Island Broadcasting Co.

          "Qualifying FCC-Mandated Sale" means an Asset Sale by the Borrower or
           ----------------------------
any of its Subsidiaries (a) which is the disposition of property and assets comprising a television station or a business incidental thereto, (b) which is required by the FCC as a condition to or otherwise in connection with a Permitted Acquisition and (c) where Operating Cash Flow on a Pro Forma Basis for the twelve-month period immediately after the consummation of both such Asset Sale and the related Permitted Acquisition is (A) with respect to any such Asset Sale occurring after the first anniversary of the Closing Date, at least ninety-five percent (95%) of the greatest amount of Operating Cash Flow for any consecutive twelve-month period commencing after the Closing Date (but prior to the earlier of such FCC-Mandated Sale and such related Permitted Acquisition) or
(B) with respect to any such Asset Sale occurring within twelve months of the Closing Date, at least ninety-five percent (95%) of Operating Cash Flow for the most recent twelve months ended prior to such Asset Sale, calculated after giving effect, on a Pro Forma Basis, to the latest such Asset Sale, all other Permitted Asset Sales and all Permitted Acquisitions occurring on or after the Closing Date.

          "Real Property" means all of the Borrower's and its Subsidiaries'
           -------------
right, title and interest (including Leaseholds) in and to land, improvements and fixtures, including, without limitation, the "Property" described in each of the Mortgages.

          "Reference Banks" means the CD Reference Banks or the Eurodollar
           ---------------
Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

          "Refinancing Permitted Subordinated Debt" means Permitted Subordinated
           ---------------------------------------
Debt incurred by the Borrower, the Net Proceeds of which shall be used at the time of issuance thereof solely for the prepayment, redemption, defeasance or purchase of any Existing Subordinated Debt or Permitted Subordinated Debt to the extent permitted by clause (iv) of Section 5.02(h).

          "Register" has the meaning specified in Section 8.07(e).
           --------

          "Regulation G" means Regulation G of the Board of Governors of the
           ------------
Federal Reserve System, as in effect from time to time.

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
Federal Reserve System, as in effect from time to time.

          "Related Documents" means the Acquisition Documents and the
           -----------------
Subordinated Debt Documents and, in each case, all amendments thereto.

          "Restricted Payment" means, (i) any dividend or other distribution on
           ------------------
any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock of the same class) or (ii) any payment on account of the purchase, redemption, retirement, defeasance, acquisition, return or distribution with respect to (a) any shares of the Borrower's capital stock or
(b) any option, warrant or other right to acquire shares of the Borrower's capital stock.

          "Revolving Facility Advance" has the meaning specified in Section
           --------------------------
2.01(b).

          "Revolving Facility Borrowing" means a borrowing consisting of
           ----------------------------
Revolving Facility Advances made or Converted on the same day by the Lenders.

          "Revolving Facility Commitment" means, with
           -----------------------------
respect to each Lender, the amount set forth opposite such Lender's name on the Appendix hereto under the caption "Revolving Facility Commitment", in each case as such amount may be reduced or terminated pursuant to Section 2.07, 2.08, 2.09(b) or 6.01; provided that if at any time a Lender shall have entered into
                 --------
one or more Assignment and Assumption Agreements, such Lender's Revolving Facility Commitment thereafter shall be the amount set forth for such Lender as its Revolving Facility Commitment in the Register maintained by the Administrative Agent pursuant to Section 8.07(e), as such amount may be reduced or terminated pursuant to Section 2.07, 2.08, 2.09(b) or 6.01.

          "Revolving Facility Commitment Reduction Date" means the last day of
           --------------------------------------------
each March, June, September and December (or, if such day is not a Domestic Business Day, the next succeeding Domestic Business Day), commencing with the first such date occurring in 1999.

          "Revolving Facility Note" means the promissory note issued by the
           -----------------------
Borrower payable to the order of a Lender, in substantially the form of Exhibit A-2, evidencing the indebtedness of the Borrower to such Lender in respect of the Revolving Facility Advances made by such Lender.

          "Revolving Facility Percentage" means, with respect to each Lender at
           -----------------------------
any time, the percentage that its Revolving Facility Commitment represents of the aggregate amount of the Revolving Facility Commitments of all Lenders at such time.

          "Revolving Facility Termination Date" means the earlier of the last
           -----------------------------------
Domestic Business Day in September, 2003 and the date of termination in whole of the Revolving Facility Commitments pursuant to Section 2.07 or 6.01.

          "Secured Parties" means the Secured Parties as defined in the
           ---------------
Collateral Documents.

          "Security Agreements" means the Borrower Security Agreement and the
           -------------------
Guarantor Security Agreements.

          "Senior Debt" means, as of any date, the aggregate unpaid principal
           -----------
amount on such date of all Debt of the Borrower and its Subsidiaries other than the Existing Subordinated Debt and Permitted Subordinated Debt.

          "Solvency Certificate" has the meaning specified in Section
           --------------------
3.01(g)(12).

          "Solvent" means, with respect to any Person on a
           -------
particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of its liabilities (including, without limitation, liabilities on all claims, whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured) of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in each respective industry in which such person is engaged.

          "Subordinated Debt Documents" means the 1994 Subordinated Note
           ---------------------------
Documents, the 1995 Subordinated Note Documents, the 1996 Subordinated Note Documents and any notes, indentures and other documents governing any other Permitted Subordinated Debt, and, in each case, all amendments thereto.

          "Subsidiary" of any Person means (i) any corporation of which more
           ----------
than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries, or by one or more other Subsidiaries and (ii) any partnership, joint venture or similar entity of which the Borrower or any Subsidiary is, directly or indirectly, a general partner or of which the Borrower or any Subsidiary has the right, directly or indirectly, by law, contract or otherwise, to control or to manage the business and affairs, including without limitation the KLFY Partnership, the WKRN Partnership and the WATE Partnership; provided that no Tower Affiliate shall be deemed to be a
                  --------
Subsidiary of the Borrower or of any of its Subsidiaries.

          "Swingline Advance" has the meaning specified in
           -----------------

Section 2.01(c).

          "Swingline Commitment" means the commitment of the Swingline Lender to
           --------------------
make Swingline Advances to the Borrower hereunder, in an aggregate amount not to exceed $10,000,000, as such amount may be reduced or terminated pursuant to
Section 2.07, 2.08, 2.09(b) or 6.01.

          "Swingline Lender" means First Union National Bank of North Carolina
           ----------------
in its capacity as Swingline Lender hereunder, and its successors in such capacity.

          "Swingline Note" means the promissory note issued by the Borrower
           --------------
payable to the order of the Swingline Lender, in substantially the form of Exhibit A-3, evidencing the indebtedness of the Borrower to the Swingline Lender in respect of the Swingline Advances made by the Swingline Lender.

          "Syndication Agent" means Morgan Guaranty in its capacity as
           -----------------
Syndication Agent for the Lenders hereunder, and its successors in such capacity.

          "Television Film Exhibition Rights" means the asset on the Borrower's
           ---------------------------------
Consolidated balance sheet which, in accordance with generally accepted accounting principles, should represent contract rights of the Borrower and its Consolidated Subsidiaries relating to television film exhibition.

          "Temporary Cash Investments" means (i) commercial paper of any
           --------------------------
corporation incorporated under the laws of the United States of America or any State thereof rated at least P-1 or its equivalent by Moody's Investors Service, Inc. or A-1 or its equivalent by Standard and Poor's Corporation and maturing within 270 days, (ii) direct obligations of, or obligations the principal of or any interest on which are unconditionally guaranteed by, the United States of America, in each case maturing within one year from the date of acquisition thereof by the Borrower or any Subsidiary (as the case may be) and (iii) any time deposit with, including certificates of deposit issued by, a commercial bank of recognized standing operating in the United States of America having combined capital and surplus of at least $50,000,000.

          "Term Loan Advance" has the meaning specified in Section 2.01(a).
           -----------------

          "Term Loan Borrowing" means a borrowing consisting of Term Loan
           -------------------
Advances made or Converted on the same day by the Lenders.

          "Term Loan Commitment" means, with respect to each Lender, the amount
           --------------------
set forth opposite such Lender's name on the Appendix hereto under the caption "Term Loan Commitment", as such amount may be reduced or terminated pursuant to
Section 2.07, 2.08, 2.09(b) or 6.01; provided that if at any time a Lender shall
                                     --------
have entered into one or more Assignment and Assumption Agreements, such Lender's Term Loan Commitment thereafter shall be the amount set forth for such Lender as its Term Loan Commitment in the Register maintained by the Administrative Agent pursuant to Section 8.07(e), as such amount may be reduced or terminated pursuant to Section 2.07, 2.08, 2.09(b) or 6.01.

          "Term Loan Note" means the promissory note issued by the Borrower
           --------------
payable to the order of a Lender, in substantially the form of Exhibit A-1, evidencing the indebtedness of the Borrower to such Lender in respect of the Term Loan Advances made by such Lender.

          "Term Loan Termination Date" means the earlier of the last Domestic
           --------------------------
Business Day in September, 2003 and the date of termination in whole of the Term Loan Commitments pursuant to Section 2.07 or 6.01.

          "Termination Date" means the latest to occur of the Term Loan
           ----------------
Termination Date, the Revolving Facility Termination Date and the date when all Term Loan Advances, Revolving Facility Advances and Letter of Credit Obligations shall have terminated or been repaid in full.

          "Termination Event" means (i) a "reportable event", as such term is
           -----------------
described in Section 4043 of ERISA (other than a "reportable event" as to which the 30-day notice requirement has been waived by the PBGC), or an event described in Section 4068(f) of ERISA, or (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by the Borrower or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or
(iii) providing notice of intent to terminate a Plan pursuant to Section 4041(a)(2) of ERISA or the treatment of a Plan amendment as a termination under
Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 or ERISA, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          "Total Interest Expense"  means, for any accounting period, the
           ----------------------
Consolidated amount of all interest charges, whether expensed or capitalized, including the portion of any obligation under Capital Leases allocable to interest expense in accordance with generally accepted accounting principles (after giving effect to all costs of, and savings realized by, each interest rate swap or cap agreement which the Borrower may enter into with respect to interest payable on any Debt or any portion thereof) and all premiums and other amounts that are amortized (other than interest charges and principal), in each case with respect to any Debt of the Borrower or any of its Subsidiaries during such period.

          "Tower Affiliate" means (i) the Quad Cities Joint Venture, (ii) CTSI
           ---------------
and (iii) any other Person (A) of which the Borrower or any Guarantor shall acquire an ownership interest as a result of a Permitted Acquisition and (B) of which the sole activity is the ownership and operation of a transmission tower or towers.

          "Trade Debt" means, for any accounting period, accounts payable
           ----------
accrued during such period for the deferred purchase price of property or services (but excluding Film Expense) to the extent such payables and obligations are not overdue by more than 6 months.

          "Type" has the meaning specified in the definition of the term
           ----
"Advance" contained in this Article I.

          "Voting Stock" of any Person means stock of any class or classes (or
           ------------
equivalent interests), if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

          "WATE Partnership" means WATE, L.P., a Delaware limited partnership of
           ----------------
which YB of Knoxville is the sole general partner and of which YBK is the sole limited partner and which is governed by the WATE Partnership Agreement.

          "WATE Partnership Agreement" means the Agreement of Limited
           --------------------------
Partnership of WATE, L.P. dated as of November 10, 1994 between YB of Knoxville and YBK, as the same may be amended from time to time.

          "Withdrawal Liability" shall have the meaning
           --------------------
given such term under Part I of Subtitle E of Title IV of ERISA.

          "WKRN Partnership" means WKRN, L.P., a Delaware limited partnership of
           ----------------
which YB of Nashville is the sole general partner and of which YBT is the sole limited partner and which is governed by the WKRN Partnership Agreement.

          "WKRN Partnership Agreement" means the Agreement of Limited
           --------------------------
Partnership of WKRN, L.P. dated as of December 29, 1989 by and among YB of Nashville and YBT, as the same may be amended from time to time.

          "YB of Davenport" means Young Broadcasting of Davenport, Inc., a
           ---------------
Delaware corporation.

          "YB of Knoxville" means Young Broadcasting of Knoxville, Inc., a
           ---------------
Delaware corporation.

          "YB of Los Angeles" means Young Broadcasting of Los Angeles, Inc., a
           -----------------
Delaware corporation.

          "YB of Louisiana" means Young Broadcasting of Louisiana, Inc., a
           ---------------
Delaware corporation.

          "YB of Nashville" means Young Broadcasting of Nashville, Inc., a
           ---------------
Delaware corporation.

          "YB of Rapid City" means Young Broadcasting of Rapid City, Inc., a
           ----------------
Delaware corporation.

          "YB of Sioux Falls" means Young Broadcasting of Sioux Falls, Inc., a
           -----------------
Delaware corporation.

          "YBK" means YBK, Inc., a Delaware corporation and wholly owned
           ---
subsidiary of the Borrower.

          "YBT" means YBT, Inc., a Delaware corporation and wholly owned
           ---
subsidiary of the Borrower.

          SECTION 1.02.  Computation of Time Periods.  In this Agreement in the
                         ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

          SECTION 1.03.  Accounting Terms.  Unless otherwise specified herein,
                         ----------------
all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Independent Public Accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Lenders; provided that, if there is a change in generally accepted accounting principles
--------
at any time and the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article V (or the definition of any term used therein) to eliminate the effect of such change on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Majority Lenders wish to amend Article I or V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Majority Lenders.


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

          SECTION 2.01.  The Advances.
                         ------------

          2.01(a)  The Term Loan Advances.  (i)  Each Lender severally agrees,
                   ----------------------
on the terms and conditions set forth herein, to make a single advance to the Borrower on the Closing Date (each such advance, a "Term Loan Advance") pursuant
                                                    -----------------
to this Section 2.01(a) in an amount equal to the amount of such Lender's Term Loan Commitment. Each Term Loan Advance made on the Closing Date shall be a Base Rate Advance and shall remain a Base Rate Advance until Converted to a Fixed Rate Advance pursuant to Section 2.15.

          (ii) Each Term Loan Borrowing shall be in an aggregate amount not less than $10,000,000 or an integral multiple of $100,000 in excess thereof and shall consist of Term Loan Advances of the same Type made or Converted on the same day by the Lenders ratably according to their respective Term Loan Commitments.

          (iii) The Term Loan Advances are not revolving in nature and any amounts of any Term Loan Advances that are repaid pursuant to Section 2.04 or prepaid pursuant to Section 2.09 may not be reborrowed.

          2.01(b)  The Revolving Facility Advances.  Each
                   -------------------------------

Lender severally agrees, on the terms and conditions set forth herein, to make one or more advances (each such advance, a "Revolving Facility Advance") to the
                                            --------------------------
Borrower from time to time during the period from the Closing Date until the Revolving Facility Termination Date pursuant to this Section 2.01(b); provided
                                                                      --------
that immediately after each Revolving Facility Advance, the sum of the aggregate outstanding principal amount of all Revolving Facility Advances for such Lender, all Letter of Credit Obligations for such Lender and such Lender's Revolving Facility Percentage of the aggregate outstanding principal amount of all Swingline Advances (excluding any portion of the Swingline Advances to be repaid with the proceeds of such Revolving Facility Advance) does not exceed at any time such Lender's Revolving Facility Commitment. Each Revolving Facility Borrowing shall be in an aggregate amount not less than $1,000,000 or an integral multiple of $100,000 in excess thereof and shall consist of Revolving Facility Advances of the same Type made or Converted on the same day by the Lenders ratably according to their respective Revolving Facility Commitments. Within the foregoing limits, the Borrower may borrow under this Section 2.01(b), and repay or, to the extent permitted by Section 2.09, prepay Revolving Facility Advances and reborrow under this Section 2.01(b) at any time until the Revolving Facility Termination Date.

          2.01(c)  The Swingline Advances.  The Swingline Lender agrees, on the
                   ----------------------
terms and conditions set forth herein, to make one or more advances (each such advance, a "Swingline Advance") to the Borrower from time to time during the
            -----------------
period from the Closing Date until the Revolving Facility Termination Date pursuant to this Section 2.01(c); provided that, immediately after each
                                  --------
Swingline Advance, (i) the aggregate principal amount of all Swingline Advances shall not exceed the Swingline Commitment and (ii) the sum of the aggregate principal amount of all Swingline Advances plus the aggregate principal amount of all Revolving Facility Advances and all Letter of Credit Obligations shall not at any time exceed the aggregate amount of the Revolving Facility Commitments. Each Swingline Advance shall be a Base Rate Advance and shall be in an aggregate amount not less than $50,000 or an integral multiple thereof. Within the foregoing limits, the Borrower may borrow under this Section 2.01(c), and repay or, to the extent permitted by Section 2.09, prepay Swingline Advances and reborrow under this Section 2.01(c) at any time until the earlier of the Revolving Facility Termination Date and the date when the Swingline Commitment shall have been reduced to zero or terminated pursuant to Section 2.07, 2.08, 2.09(b) or 6.01.

          2.01(d)  Refunding of Swingline Advances.
                   -------------------------------

          (i) The Borrower shall pay to the Swingline Lender, on demand, the amount of any outstanding Swingline Advances.

          (ii) At any time and from time to time the Swingline Lender may, by written notice to the Administrative Agent, which the Administrative Agent shall promptly forward to each Lender with a Revolving Facility Commitment, require each Lender with a Revolving Facility Commitment to pay to the Swingline Lender an amount equal to such Lender's Revolving Facility Percentage of the aggregate unpaid principal amount of the Swingline Advances (excluding any Nonpermitted Swingline Advances) then outstanding. Any such notice (a "Notice of Swingline
                                                           -------------------
Refunding") shall specify the date on which such payments are to be made, which
---------
date shall be the next Domestic Business Day after such Notice of Swingline Refunding is delivered to the Administrative Agent, the aggregate unpaid principal amount of such Swingline Advances and payment instructions for such payments.

          (iii) Not later than 3:00 p.m. (New York City time) on the date specified in the Notice of Swingline Refunding, each Lender with a Revolving Facility Commitment shall pay such Lender's Revolving Facility Percentage of the aggregate unpaid principal amount of the Swingline Advances (excluding any Nonpermitted Swingline Advances) then outstanding to the Swingline Lender in accordance with the payment instructions set forth in the Notice of Swingline Refunding, in Federal or other funds immediately available in Charlotte, North Carolina. The amount so paid by each Lender with a Revolving Facility Commitment shall constitute a Revolving Facility Advance to the Borrower which shall be a Base Rate Advance; provided that, if the Lenders with Revolving
                              --------
Facility Commitments are prevented from making such Revolving Facility Advances to the Borrower by the provisions of the United States Bankruptcy Code or otherwise, the amount so paid by each such Lender shall constitute a purchase by it of an assignment in the unpaid principal amount of the Swingline Advances (and interest accruing thereon after the date of such payment), and the Swingline Lender and each Lender with a Revolving Facility Commitment shall promptly execute and deliver to the Administrative Agent an Assignment and Assumption Agreement to evidence such assignment.

          (iv) Each Lender with a Revolving Facility Commitment acknowledges and agrees that its obligations to refund Swingline Advances in accordance with the terms of this Section 2.01(d) are absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender or any other Person may have against the Swingline Lender or the Borrower, (ii) the occurrence or continuance of a Default or an Event of Default or the termination of the Revolving Facility Commitments, (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person, (iv) any breach of this Agreement by the Borrower or any other Lender (other than the Swingline Lender, in such capacity) or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that no
                                                            --------
Lender shall be obligated to make any payment to the Swingline Lender under this
Section 2.01(d) with respect to any portion of any Nonpermitted Swingline
Advance.

          (v) If at any time the Swingline Lender is given written notice by the Administrative Agent or the Borrower that any condition set forth in Section
3.02 is not then satisfied, the Lenders shall not have any obligations pursuant to this Section 2.01(d) to refund (or purchase any assignment in) any Swingline Advances made by the Swingline Lender during the period after it has received such written notice until the time when it receives written notice from the Administrative Agent that such condition has been satisfied.

          SECTION 2.02.  Method of Borrowing.  2.02(a)  The Borrower shall give
                         -------------------
the Administrative Agent notice (a "Notice of Borrowing") of (i) each Borrowing
                                    -------------------
to be made on the Closing Date no later than the Domestic Business Day prior to the Closing Date, (ii) each Revolving Facility Borrowing thereafter (other than Revolving Facility Borrowings made to refund Swingline Advances pursuant to
Section 2.01(d)(iii)) not later than 10:00 A.M. (New York City time) on the third Eurodollar Business Day before each Eurodollar Rate Advance, the third Domestic Business Day before each Adjusted CD Rate Advance and the Domestic Business Day before each Base Rate Advance and (iii) each Swingline Advance not later than 11:00 A.M. (New York City time) on the date of each Swingline Advance, specifying:

          (i) the date of such Borrowing or Swingline Advance, which shall be a Domestic Business Day in the case of an Adjusted CD Rate Advance or a Base Rate Advance or a Eurodollar Business Day in the case of a Eurodollar Rate Advance,

         (ii)  the aggregate amount of such Borrowing or Swingline Advance,

        (iii) the Type of Advances comprising such Borrowing or that the advance will be a Swingline Advance, and

         (iv) in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

The Borrower shall deliver a copy of each Notice of Borrowing for a Swingline Advance to the Swingline Lender not later than 11:00 A.M. (New York City time) on the date of such Swingline Advance.

          2.02(b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          2.02(c) Not later than Noon (New York City time) on the date of each Revolving Facility Borrowing, each Lender with a Revolving Facility Commitment shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to Section 8.02. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

          2.02(d) Not later than Noon (New York City time) on the date of each Swingline Advance, the Swingline Lender will make available the amount of such Swingline Advance, in Federal or other funds immediately available in Charlotte, to the Borrower at the Swingline Lender's address specified in or pursuant to
Section 8.02.

          2.02(e) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (c) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the

Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such share available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at
(i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section
2.05 and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance included in such Borrowing for purposes of this Agreement. Nothing herein shall affect any rights that the Borrower may have against such defaulting Lender.

          2.02(f) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

          SECTION 2.03.  Notes.  2.03(a)  On the Closing Date, each "A Note" (as
                         -----
defined in the Existing Credit Agreement) issued pursuant to the Existing Credit Agreement shall be amended and restated by a Term Loan Note substantially in the form of Exhibit A-1, each "B Note" (as defined in the Existing Credit Agreement) issued pursuant to the Existing Credit Agreement shall be of no further force and effect and each "C Note" (as defined in the Existing Credit Agreement) issued pursuant to the Existing Credit Agreement shall be amended and restated by a Revolving Facility Note substantially in the form of Exhibit A-2. From and after the Closing Date, the Term Loan Advances, Revolving Facility Advances and Swingline Advances of each Lender shall be evidenced, respectively, by a Term Loan Note, Revolving Facility Note and Swingline Note payable to the order of such Lender for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Lender's Term Loan Advances and Revolving Facility Advances and Swingline Advances, respectively.

          2.03(b) Upon receipt of each Lender's Notes from the Borrower pursuant to Section 3.01, the Documentation Agent shall mail such Notes to such Lender. Each Lender shall record the date, amount and maturity of each Advance made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and prior to any transfer of its Note shall endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Advance then outstanding; provided that the failure of any Lender to make any such recordation or
--------
endorsement, or any error in such recordation or endorsement, shall not affect the obligations of the Borrower hereunder or under the Notes. Each Lender is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

          SECTION 2.04.  Maturity of Term Loan Advances.  The Borrower shall
                         ------------------------------
repay the principal amount of all outstanding Term Loan Advances in installments on each Payment Date as set forth in the table below. The principal amount due on each Payment Date for all outstanding Term Loan Advances shall be an aggregate amount equal to the amount specified in the table below for such Payment Date, which shall be applied ratably among the Lenders on the basis of the aggregate amount of each Lender's outstanding Term Loan Advances:

           Principal Amount
                Due on
        Payment Date Specified
Payment Date In    Principal Amount Due

March, 1998                 $ 5,625,000
June, 1998                    5,625,000
September, 1998               5,625,000
December, 1998                5,625,000
March, 1999                   8,750,000
June, 1999                    8,750,000
September, 1999               8,750,000
December, 1999                8,750,000
March, 2000                  10,625,000
June, 2000                   10,625,000
September, 2000              10,625,000
December, 2000               10,625,000
March, 2001                  14,375,000
June, 2001                   14,375,000
September, 2001              14,375,000
December, 2001               14,375,000
March, 2002                  16,250,000
June, 2002                   16,250,000
September, 2002              16,250,000
December, 2002               16,250,000
March, 2003                  19,375,000
June, 2003                   19,375,000
September, 2003              38,750,000

          SECTION 2.05.  Interest Rates.  2.05(a)  Each Base Rate Advance
                         --------------
(including each Swingline Advance) shall bear interest on the outstanding principal amount thereof, for each day from the later of the Closing Date and the date such Advance is made until it becomes due, at a rate per annum equal to the sum of (i) the applicable Base Rate Margin plus (ii) the Base Rate for such day. Except as provided in Section 3.01(c) or 2.05(f), such interest shall be payable in arrears on each Payment Date and, with respect to the principal amount of any Base Rate Advance converted to a Fixed Rate Advance, on the date when such Base Rate Advance is so converted.

          2.05(b) Each Adjusted CD Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and after the Closing Date during the Interest Period applicable thereto, at a rate per annum equal to the sum of (i) the applicable CD Rate Margin plus (ii) the applicable Adjusted CD Rate; provided that if any Adjusted CD Rate Advance or any portion thereof
         --------
shall, as a result of clause (ii)(b)(i) of the definition of Interest Period, have an Interest Period of less than 30 days, such portion shall bear interest during such Interest Period at the rate applicable to Base Rate Advances during such period. Except as otherwise provided in Section 3.01(c) or 2.05(f), such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof.

          The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                    [ CDBR       ]*
         ACDR   =   [ ---------- ]  + AR
                    [ 1.00 - DRP ]

         ACDR   =   Adjusted CD Rate
         CDBR   =   CD Base Rate
          DRP   =   Domestic Reserve Percentage
           AR   =   Assessment Rate

     __________
     * The amount in brackets being rounded upwards, if necessary, to the next higher 1/100 of 1%

          The "CD Base Rate" applicable to any Interest Period is the rate of
               ------------
interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the unpaid principal amount of the Adjusted CD Rate Advance of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

          "Domestic Reserve Percentage" means for any day that percentage
           ---------------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the

Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

          "Assessment Rate" means for any day the annual assessment rate in
           ---------------
effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. (S) 327.3(e) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

          2.05(c) Each Eurodollar Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and after the Closing Date during the Interest Period applicable thereto, at a rate per annum equal to the sum of (i) the applicable Eurodollar Margin plus (ii) the applicable Adjusted London Interbank Offered Rate. Except as otherwise provided in Section 3.01(c) or 2.05(f), such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

          The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Eurodollar Reserve Percentage.

          The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Eurodollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Eurodollar Business Days before the first day of such

Interest Period in an amount approximately equal to the principal amount of the Eurodollar Rate Advance of such Eurodollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

          "Eurodollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

          2.05(d) The Administrative Agent shall determine each interest rate applicable to the Advances hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Lenders by telex or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          2.05(e) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated hereby. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 2.16 shall apply.

          2.05(f) Any overdue interest on any Advance shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the rate of interest borne by such Advance for such day.

          SECTION 2.06.  Fees.
                         ----

          2.06(a)  Commitment Fees.  The Borrower shall pay to the
                   ---------------
Administrative Agent, for the account of the Lenders ratably in proportion to their respective Revolving Facility Commitments on each day, a commitment fee for each day on the amount by which the aggregate amount of the Revolving Facility Commitments exceeds the sum of the aggregate outstanding principal amount of the Revolving Facility Advances and the aggregate amount of Letter of Credit Obligations on such day, at the rate of (i) if the Debt to Operating Cash Flow Ratio as specified in the most recent Notice of Debt to Operating Cash Flow Ratio received by the Administrative Agent on or before such day is greater than 4.0, 3/8 of 1% per annum, (ii) otherwise, 1/4 of 1% per annum. Such commitment fee shall accrue from the Closing Date to the Revolving Facility Termination Date and shall be payable quarterly in arrears on each Payment Date.

          2.06(b)  Participation Fees.  On the Closing Date, the Borrower shall
                   ------------------
pay to the Administrative Agent, for the account of the Co-Arrangers and the Lenders as previously agreed among them, participation fees in the amounts previously agreed among the Borrower and the Co-Arrangers.

          2.06(c)  Administrative Fees.  On the Closing Date and on each
                   -------------------
anniversary of the Closing Date and on the Termination Date, the Borrower shall pay to the Administrative Agent for its own account annual administrative fees in the amounts previously agreed between the Borrower and the Administrative Agent; provided that if the Termination Date is not an anniversary of the
       --------
Closing Date, the administrative fees payable on the Termination Date shall be a proportionate amount of the annual administrative fees, based on the number of days elapsed since the immediately preceding anniversary of the Closing Date.

          2.06(d)  Letter of Credit Fees.  The Borrower shall pay to the
                   ---------------------
Administrative Agent a letter of credit fee at a rate per annum equal to the Letter of Credit Fee Rate in effect from time to time on the aggregate amount available for drawing under any Letters of Credits issued from time to time, such fee to be payable for the account of the Lenders with Revolving Facility Commitments ratably in proportion to their participation therein. The "Letter of Credit Fee Rate" in effect on any day, for any Letter of Credit, shall be the rate set forth below opposite the applicable range for the Debt to Operating

Cash Flow Ratio as specified in the most recent Notice of Debt to Operating Cash Flow Ratio received by the Administrative Agent prior to such day:

Debt to Operating Cash Flow Ratio
-----------------------------------  Letter of
Greater than      But                  Credit
or equal to       less than           Fee Rate
-----------------------------------  ----------
6.5                 N/A                  2.625%
6.0                 6.5                   2.50%
5.5                 6.0                   2.25%
5.0                 5.5                   2.00%
4.0                 5.0                   1.50%
0.0                 4.0                   1.25%

provided, however, that during any period in which an Event of Default shall
--------  -------
have occurred and be continuing, the Letter of Credit Fee Rate shall be the Letter of Credit Fee Rate indicated in the above table plus 2% per annum. Such fee shall be payable in arrears on each Payment Date for so long as any Letter of Credit is outstanding. The Borrower shall also pay to the Issuing Bank fronting fees and issuance, payment, amendment and extension charges in the amounts and at the times as agreed between the Borrower and the Issuing Bank.

          SECTION 2.07.  Optional Termination or Reduction of Commitments.  The
                         ------------------------------------------------
Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the Term Loan Commitments at any time if no Term Loan Advances are outstanding at such time, (ii) terminate the Revolving Facility Commitments if no Revolving Facility Advances, Swingline Advances or Letter of Credit Obligations are outstanding at such time, (iii) terminate the Swingline Commitment at any time if no Swingline Advances are outstanding at such time, (iv) ratably reduce from time to time, by an aggregate amount of $500,000 or any larger multiple of $100,000, the aggregate amount of the Revolving Facility Commitments in excess of the aggregate outstanding principal amount of the Revolving Facility Advances, Swingline Advances and Letter of Credit Obligations or (v) reduce from time to time, by an aggregate amount of $50,000 or any integral multiple thereof, the amount of the Swingline Commitment in excess of the aggregate outstanding principal amount of the Swingline Advances. Each such reduction in the Revolving Facility Commitments shall reduce, in inverse order, the amounts set forth under the heading "Revolving Facility Commitment Reduction" in the schedule set forth in Section 2.08(d) (as the amounts therein may have been reduced from time to time, in accordance with this Agreement, prior thereto).

          SECTION 2.08.  Mandatory Termination or Reduction of Commitments.
                         -------------------------------------------------

          2.08(a) The Term Loan Commitments shall terminate on the Term Loan Termination Date, and any Term Loan Advances then outstanding (together with accrued interest thereon) shall be due and payable on such date. The Revolving Facility Commitments and the Swingline Commitment shall terminate on the Revolving Facility Termination Date, and any Revolving Facility Advances and Swingline Advances then outstanding (together with accrued interest thereon) shall be due and payable on such date.

          2.08(b) On any date on which the Term Loan Commitment of any Lender shall be greater than the principal amount of the Term Loan Advances of such Lender outstanding on such date (after giving effect to any repayment on such date), the Term Loan Commitment of such Lender shall be automatically reduced to an amount equal to such principal amount.

          2.08(c) Each Lender's Term Loan Commitment shall be further reduced by an amount equal to such Lender's ratable share of each repayment or prepayment by the Borrower pursuant to the terms of this Agreement of all or a portion of the principal amount of Term Loan Advances, such reduction to be effective as of the date of such repayment or prepayment.

          2.08(d) On each Revolving Facility Commitment Reduction Date, (i) the Revolving Facility Commitments shall be reduced by an aggregate amount equal to the amount set forth in the table below for such Revolving Facility Commitment Reduction Date, in each case with such reduction being applied ratably among the Lenders on the basis of their respective Revolving Facility Commitments at such time (provided that the Swingline Commitment shall simultaneously be reduced to
      --------
the extent that the aggregate amount of the Revolving Facility Commitments of all Lenders is reduced to an amount that is less than the amount of the Swingline Commitment), and (ii) the Borrower shall repay (or make a payment to the Administrative Agent in accordance with the last sentence of this Section 2.08(d)) such amount of outstanding Revolving Facility Advances, Swingline Advances and Letter of Credit Obligations as may be necessary so that after such repayment (x) the aggregate unpaid principal amount of each Lender's outstanding Revolving Facility Advances and Letter of Credit Obligations does not exceed the amount of such Lender's Revolving Facility Commitment as then reduced, (y) the aggregate unpaid principal amount of all outstanding Revolving Facility Advances, Swingline

Advances and Letter of Credit Obligations does not exceed the aggregate amount of the Revolving Facility Commitments of all Lenders as then reduced and (z) the aggregate unpaid principal amount of all outstanding Swingline Advances does not exceed the aggregate amount of the Swingline Commitments as then reduced. Each such required repayment shall be made with respect to such outstanding Revolving Facility Borrowings, Swingline Advances and/or Letter of Credit Obligations as the Borrower may specify by notice to the Administrative Agent or, failing such designation by the Borrower, as the Administrative Agent may specify by notice to the Borrower and the Lenders.

   Revolving Facility Commitment Reduction
                     on
        Revolving Facility Commitment
---------------------------------------------
          Reduction Date Specified
 Revolving Facility
 Commitment Reduction      Revolving Facility
---------------------    --------------------
Date During              Commitment Reduction

March, 1999                         5,000,000
June, 1999                          5,000,000
September, 1999                     5,000,000
December, 1999                      5,000,000
March, 2000                         5,000,000
June, 2000                          5,000,000
September, 2000                     5,000,000
December, 2000                      5,000,000
March, 2001                         7,500,000
June, 2001                          7,500,000
September, 2001                     7,500,000
December, 2001                      7,500,000
March, 2002                         7,500,000
June, 2002                          7,500,000
September, 2002                     7,500,000
December, 2002                      7,500,000
March, 2003                        25,000,000
June, 2003                         25,000,000
September, 2003                    50,000,000

If the aggregate amount of the Revolving Facility Commitments shall be reduced at any time pursuant to this Section 2.08(d) to an amount that is less than the aggregate amount then available for drawing under all outstanding Letters of Credit, the Borrower shall forthwith, without any notice or demand or any other act by the Administrative Agent or any Lender, pay to the Administrative Agent in immediately available funds an amount equal to the difference, and such funds shall be held as collateral for the Lenders pursuant to arrangements satisfactory to the Administrative Agent.

          SECTION 2.09.  Prepayments.
                         -----------

          2.09(a)  Optional Prepayments.  The Borrower may, upon notice to the
                   --------------------
Administrative Agent in accordance with Section 2.09(c), prepay any Advance in whole at any time, or from time to time in part, in amounts aggregating $5,000,000 or any larger multiple of $500,000 in the case of Term Loan Advances, in amounts aggregating $100,000 or any larger multiple thereof in the case of Revolving Facility Advances and in amounts aggregating $50,000 or any larger multiple thereof in the case of Swingline Advances by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment and all amounts then owing under Section 2.12 in respect of such prepayment. Each such optional prepayment in respect of Term Loan Advances shall be applied to reduce ratably all then remaining unpaid installments of principal of the Term Loan Advances (based on the schedule set forth in Section 2.04, as the amounts therein may have been reduced from time to time, in accordance with this Agreement, due to repayments and prepayments of principal prior thereto), and shall be applied ratably between the Term Loan Advances of the several Lenders, and each such prepayment in respect of Revolving Facility Advances shall be applied to prepay ratably the Revolving Facility Advances of the several Lenders.

          2.09(b)  Mandatory Prepayments.  (i)  If the Debt to Operating Cash
                   ---------------------
Flow Ratio as of the last day of any Fiscal Year is equal to or greater than 4.5, then no later than the next April 30, the Borrower shall prepay an outstanding principal amount of the Term Loan Advances equal to 75% of Excess Cash Flow for such Fiscal Year. If the Debt to Operating Cash Flow Ratio as of the last day of any Fiscal Year is less than 4.5 but greater than or equal to 3.0, then no later than the next April 30, the Borrower shall prepay an outstanding principal amount of the Term Loan Advances equal to 50% of Excess Cash Flow for such Fiscal Year. In each case, the Borrower shall pay the principal amount to be prepaid together with accrued interest thereon to the date of prepayment and all amounts then owing under Section 2.12 in respect of such prepayment and such prepayment shall be applied to reduce ratably all then remaining unpaid installments of principal of the Term Loan Advances (based on the schedule set forth in Section 2.04, as the amounts therein may have been reduced from time to time, in accordance with this Agreement, due to repayments and prepayments of principal prior thereto). For purposes of this Section 2.09(b): (x) Excess Cash Flow for any Fiscal Year shall be determined on the basis of the amount of Excess Cash Flow for such Fiscal Year set forth on the certificate delivered to the Lenders pursuant to Section 5.03(r); and (y) Excess Cash Flow shall be determined using an amount for Operating Cash Flow that is calculated in accordance with the definition thereof but excluding any Total Cost Savings Add-Back (as defined in the definition of Operating Cash Flow).

          (ii) If, on the date the Borrower shall issue any equity securities (including, without limitation, any common stock, preferred stock, rights to subscribe for or to purchase, or any warrants or options to acquire any equity security or any instrument convertible into any equity security), the Debt to Operating Cash Flow Ratio on such day is greater than 4.50, then within five Domestic Business Days after the date on which the Borrower shall issue such equity securities, the Borrower shall repay or prepay an outstanding principal amount of Advances equal to the Net Proceeds of such issuance of equity securities to the extent necessary to reduce such Debt to Operating Cash Flow Ratio to 4.50. In each case, the Borrower shall pay the principal amount to be repaid or prepaid together with accrued interest thereon to the date of prepayment and all amounts then owing under Section 2.12 in respect of such prepayment and such prepayment shall be applied first to repay Revolving Facility Advances and/or, in the Borrower's discretion, to prepay the remaining unpaid installments of principal in inverse order of maturity of the Term Loan Advances (based on the schedule set forth in Section 2.04, as the amounts therein may have been reduced from time to time, in accordance with this Agreement, due to repayments of principal prior thereto); provided that if such
                                                          --------
issuance of equity occurs after May 10, 1997, and the Borrower elects to apply any such Net Proceeds to repay any amount of Revolving Facility Advances, the Revolving Facility Commitments shall automatically be reduced by an amount equal to fifty percent (50%) of the amount of such repayment of Revolving Facility Advances, with such reduction being applied to reduce, in inverse order, the amounts set forth under the heading "Revolving Facility Commitment Reduction" in the schedule set forth in Section 2.08(d) (as the amounts therein may have been reduced from time to time, in accordance with this Agreement, prior thereto), and with such reduction being applied ratably among the Lenders on the basis of their respective Revolving Facility Commitments at such time (provided that the
                                                              --------
Swingline Commitment shall simultaneously be reduced to the extent that the aggregate amount of the Revolving Facility Commitments of all Lenders is reduced to an amount that is less than the amount of the Swingline Commitment); and provided further that if at any time the Borrower shall be required by this
-------- -------
Section 2.09(b)(ii) to repay Revolving Facility Advances by an amount that exceeds the amount of Revolving Facility Advances then outstanding, the Borrower shall forthwith, without any notice or demand or any other act by the Administrative Agent or any Lender, pay to the Administrative Agent in immediately available funds an amount equal to the lesser of such excess and the aggregate amount then available for drawing under all outstanding Letters of Credit, which amount shall be held as collateral for the benefit of the Lenders pursuant to arrangements satisfactory to the Administrative Agent.

          (iii) If, on the date the Borrower shall issue any Permitted Subordinated Debt (other than any Refinancing Permitted Subordinated Debt) or make any Permitted Asset Sale, the Debt to Operating Cash Flow Ratio (measured on such date after giving effect to the issuance of such Permitted Subordinated Debt or to the consummation of such Permitted Asset Sale and the receipt of the Net Proceeds thereof, as the case may be) is greater than or equal to 4.50, then within five Domestic Business Days after the date on which the Borrower shall issue such Permitted Subordinated Debt or make such Permitted Asset Sale, as the case may be, the Borrower shall prepay an outstanding principal amount of the Term Loan Advances by the amount of the Net Proceeds of such issuance of Permitted Subordinated Debt or of such Permitted Asset Sale, as the case may be, or such lesser amount as may be necessary to reduce such Debt to Operating Cash Flow Ratio to less than 4.50. In each case, the Borrower shall pay the principal amount to be prepaid together with accrued interest thereon to the date of prepayment and all amounts then owing under Section 2.12 in respect of such prepayment and such prepayment shall be applied to prepay the remaining unpaid installments of principal in inverse order of maturity (based on the schedule set forth in Section 2.04, as the amounts therein may have been reduced from time to time, in accordance with this Agreement, due to repayments of principal prior thereto).

          (iv) If on any date the Borrower or any of its Subsidiaries shall have received any Major Casualty Proceeds, and the aggregate amount of such Major Casualty Proceeds exceeds the aggregate amount of costs incurred by the Borrower or such Subsidiary within one year after such date or to be incurred thereafter for the purpose of repairing, reconstructing or replacing the property in respect of which such Major Casualty Proceeds were received, then on the first anniversary of such date (or, if such repairs, reconstruction or replacement shall be continuing in due course, on such later date when such repairs, reconstruction or replacement shall have been completed or discontinued): (x) if no Event of Default shall have occurred and be continuing, the Borrower shall apply an amount equal to 100% of such excess to prepay ratably an outstanding principal amount of the Term Loan Advances, and the Borrower shall pay accrued interest thereon to the date of such prepayment and all amounts then owing under Section 2.12 in respect of such prepayment or
(y) if an Event of Default shall have occurred and be continuing, an amount equal to 100% of such excess shall be applied to satisfy obligations owed by the Borrower or such Subsidiary based on the order of priorities set forth in
Section 9 of the

Security Agreements. Any such amount applied to prepay the Term Loan Advances shall be applied to prepay the remaining unpaid installments of principal in inverse order of maturity (based on the schedule set forth in Section 2.04, as the amounts therein may have been reduced from time to time, in accordance with this Agreement, due to repayments and prepayments of principal prior thereto).

          2.09(c)  Notice of Prepayment.  In the case of any optional or
                   --------------------
mandatory prepayment pursuant to this Section 2.09, the Borrower shall give the Administrative Agent prior notice, of one Domestic Business Day in the case of the prepayment of Base Rate Advances and of three Domestic Business Days in the case of the prepayment of Eurodollar Rate Advances or Adjusted CD Rate Advances, stating the proposed date and aggregate principal amount of such prepayment. Upon receipt of a notice of prepayment pursuant to this Section 2.09, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

          SECTION 2.10.  Letters of Credit.
                         -----------------

          2.10(a) Subject to the terms and conditions hereof, the Issuing Bank agrees to issue trade or standby letters of credit hereunder from time to time before the 30th day before the Revolving Facility Termination Date upon the request of the Borrower (the "Letters of Credit"); provided that, immediately
                              -----------------    --------
after each Letter of Credit is issued, (i) the aggregate amount of the Letter of Credit Obligations shall not exceed the lesser of $5,000,000 and the aggregate amount of all Revolving Facility Commitments and (ii) the aggregate amount of the Letter of Credit Obligations plus the aggregate outstanding amount of all Revolving Facility Advances and Swingline Advances shall not exceed the aggregate amount of the Revolving Facility Commitments of all Lenders. Upon the date of issuance by the Issuing Bank of a Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Lender with a Revolving Facility Commitment, and each Lender with a Revolving Facility Commitment shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation in such Letter of Credit and the related Letter of Credit Obligations in proportion to its Revolving Facility Percentage.

          2.10(b) The Borrower shall give the Issuing Bank and the Administrative Agent written notice, in substantially the form of Exhibit U, at least two Domestic

Business Days, or such shorter period as may be agreed to by the Issuing Bank in any particular instance, prior to the requested issuance of a Letter of Credit specifying the date such Letter of Credit is to be issued, and describing the terms of such Letter of Credit and the nature of the transactions to be supported thereby (such notice, including any such notice given in connection with the extension of a Letter of Credit, a "Notice of Issuance"). Upon receipt
                                             ------------------
of a Notice of Issuance, the Administrative Agent shall promptly notify each Lender of the contents thereof. Promptly after issuing a Letter of Credit, the Issuing Bank shall deliver to the Administrative Agent a copy of the Letter of Credit, and the Administrative Agent shall promptly deliver a copy of the Letter of Credit to each Lender with a Revolving Facility Commitment, and notify each such Lender of its participation in such Letter of Credit. The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article III, be subject to the conditions precedent that such Letter of Credit shall be in such form and contain such terms as shall be satisfactory to the Issuing Bank and that the Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Issuing Bank shall have reasonably requested. The extension or renewal of any Letter of Credit shall be deemed to be an issuance of such Letter of Credit for all purposes of this Agreement. If any Letter of Credit contains a provision pursuant to which it is deemed to be extended unless notice of termination is given by the Issuing Bank, the Issuing Bank (i) shall not be required to give such notice of termination unless the Borrower has timely requested such termination and (ii) may timely give such notice of termination unless it has theretofore timely received a Notice of Issuance and the other conditions to issuance of a Letter of Credit have also theretofore been met with respect to such extension. No Letter of Credit shall have a term of more than one year; provided that a Letter of Credit may contain a provision pursuant to
          --------
which it is deemed to be extended on an annual basis unless notice of termination is given by the Issuing Bank; provided further that no Letter of
                                          -------- -------
Credit shall have a term extending or be so extendible beyond the Revolving Facility Termination Date.

          2.10(c) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuing Bank shall notify the Administrative Agent and the Borrower, and the Administrative Agent shall promptly notify each Lender with a Revolving Facility Commitment, as to the amount to be paid as a result of such demand or drawing and the payment date. The Borrower shall be irrevocably and unconditionally obligated forthwith to reimburse the Issuing Bank on such payment date for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit issued by it, without presentment, demand, protest or other formalities of any kind. All such amounts paid by the Issuing Bank and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate that would be applicable to a Revolving Facility Advance bearing interest at the Base Rate for such day. In addition, each Lender with a Revolving Facility Commitment will pay to the Administrative Agent, for the account of the Issuing Bank, immediately upon the Issuing Bank's demand at any time during the period commencing after such drawing until reimbursement therefor in full by the Borrower, an amount equal to such Lender's ratable share of the amount of such drawing remaining unpaid by the Borrower (in proportion to its participation therein), together with interest on such amount for each day from the date of the Issuing Bank's demand for such payment (or, if such demand is made after Noon (New York City time) on such date, from the next succeeding Domestic Business Day) to and including the date of payment by such Lender of such amount at a rate of interest per annum equal to the rate that would be applicable to a Revolving Facility Advance bearing interest at the Base Rate for such period. The Issuing Bank will pay to the Administrative Agent for the account of each Lender with a Revolving Facility Commitment ratably all amounts received from the Borrower for application in payment of its reimbursement obligations in respect of any Letter of Credit, but only to the extent such Lender has made payment to the Issuing Bank in respect of such Letter of Credit pursuant hereto and the Administrative Agent will promptly distribute such amounts to such Lender in accordance with
Section 2.11.

          2.10(d) The obligations of the Borrower and each Lender with a Revolving Facility Commitment under Section 2.10(c) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any Letter of Credit or any document related hereto or thereto;

          (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of this Agreement or any Letter of Credit or any document related hereto or thereto;

          (iii) the use which may be made of the Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);

          (iv) the existence of any claim, set-off, defense or other rights that the Borrower may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), the Lenders (including the Issuing Bank) or any other Person, whether in connection with this Agreement or any Letter of Credit or any document related hereto or thereto or any unrelated transaction;

          (v) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

          (vi) payment under a Letter of Credit against presentation to the Issuing Bank of a draft or certificate that does not comply with the terms of such Letter of Credit; provided that the Issuing Bank's determination
                               --------
     that documents presented under such Letter of Credit comply with the terms thereof shall not have constituted gross negligence or willful misconduct of the Issuing Bank; or

          (vii) any other act or omission to act or delay of any kind by any Lender (including the Issuing Bank), the Administrative Agent or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this subsection (vii), constitute a legal or equitable discharge of the Borrower's or the Lender's obligations hereunder.

          2.10(e) The Borrower hereby indemnifies and holds harmless each Lender (including the Issuing Bank) and the Administrative Agent from and against any and all claims, damages, losses, liabilities, costs or expenses which such Lender or the Administrative Agent may incur, and none of the Lenders (including the Issuing Bank) nor the Administrative Agent nor any of their Affiliates or their respective officers or directors or employees or agents shall be liable or responsible therefor, by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, inclu ding without limitation any of the circumstances enumerated in subsection (d) above, as well as (i) any error, omission, interruption or delay in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, (ii) any error in interpretation of technical terms, (iii) any loss or delay in the transmission of any document required in order to make a drawing under a Letter of Credit, (iv) any consequences arising from causes beyond the control of the Issuing Bank, including without limitation any government acts, or any other circumstances whatsoever in making or failing to make payment under such Letter of Credit; provided that the Borrower shall not
                                          --------
be required to indemnify the Issuing Bank for any claims, damages, losses, liabilities, costs or expenses, and the Borrower shall have a claim for direct (but not consequential) damage suffered by it, to the extent found by a court of competent jurisdiction to have been caused by (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit issued by it complied with the terms of such Letter of Credit or (y) the Issuing Bank's willful failure to pay under any Letter of Credit issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this subsection (e) is intended to limit the obligations of the Borrower under any other provision of this Agreement.

          SECTION 2.11.  General Provisions as to Payments.
                         ---------------------------------

          2.11(a) The Borrower shall make each payment of principal of, and interest on, the Advances, of each Letter of Credit Obligation, and of all fees, expenses and other amounts payable hereunder, not later than Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section
8.02. Payments received by the Administrative Agent on such date but after such time shall be deemed to have been received on the next Domestic Business Day. The Administrative Agent will promptly distribute to each Lender its ratable share of each such payment received by the Administrative Agent for the account of the Lenders. Whenever any payment of principal of, or interest on, the Base Rate Advances or Adjusted CD Rate Advances or of any Letter of Credit or other fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Eurodollar Rate Advances shall be due on a day which is not a Eurodollar Business Day, the date for payment thereof shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Eurodollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          2.11(b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

          SECTION 2.12.  Funding Losses.  If the Borrower makes any payment
                         --------------
(including any prepayment) of principal with respect to any Fixed Rate Advances (pursuant to this Article II, Article VI or otherwise) on any day other than the last day of the Interest Period applicable thereto, or if the Borrower fails to borrow or Convert any Fixed Rate Advances after notice has been given to any Lender in accordance with Section 2.02(b) or Section 2.15, as the case may be, the Borrower shall reimburse each Lender within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Advance), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow; provided that such Lender shall have delivered to the Borrower a
        --------
certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

          SECTION 2.13.  Computation of Interest and Fees.  Interest based on
                         --------------------------------
the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and commitment and letter of credit fees hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

          SECTION 2.14.  Taxes.
                         -----

          2.14(a) For purposes of this Section 2.14, the following terms have the following meanings:

          "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Lender and the Administrative
                 ---------
Agent, taxes imposed on its net income, and franchise or similar taxes imposed on its net income, by a jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Lender, in which its Applicable Lending Office is located and (ii) in the case of each Lender, any United States withholding tax imposed on such payments but only to the extent that such Lender is subject to United States withholding tax at the time such Lender first becomes a party to this Agreement.

          "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

          2.14(b) Any and all payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower
                                                --------
shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions,
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof.

          2.14(c)  The Borrower agrees to indemnify each

Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 2.14) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Lender or the Administrative Agent (as the case may be) makes demand therefor.

          2.14(d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Lender from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Lender or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

          2.14(e) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form pursuant to Section 2.14(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 2.14(b) or (c) with respect to Taxes imposed by the United States; provided that
                                                                   --------
if a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

          2.14(f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 2.14, then such Lender will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Lender, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Lender.

          SECTION 2.15.  Voluntary and Mandatory Conversion of Advances.
                         ----------------------------------------------

          2.15(a) On any Domestic Business Day after the third Domestic Business Day following the Closing Date, the Borrower may, upon notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Domestic Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.15(b), (c) and (d), 2.16 and 2.17, Convert all or a portion of each Lender's ratable share of Term Loan Advances or Revolving Facility Advances, as the case may be, of one Type comprising the same Borrowing into one or more Borrowings, each comprised of a ratable share of each Lender's Term Loan Advances or Revolving Facility Advances, as the case may be, of another Type; provided, however, that any Conversion of any Fixed Rate
                 --------  --------
Advances into Advances of another Type shall be made on, and only on, the last day of an Interest Period for such Fixed Rate Advances; and provided further
                                                            -------- -------
that during the three months prior to any date when any principal prepayment or repayment is payable, the Borrower may Convert a portion of all Term Loan Advances or Revolving Facility Advances, as the case may be, comprising the same Borrowing into Base Rate Advances such that the aggregate principal amount of such Borrowing shall equal the principal prepayment or repayment payable on such date. Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted, and (iii) if such Conversion is into Fixed Rate Advances, the duration of the Interest Period for each such Advance.

          2.15(b) If the Borrower shall fail to select the duration of any Interest Period for any Adjusted CD Rate Advances or any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

          2.15(c) If the aggregate unpaid principal amount of Term Loan Advances comprising any Borrowing or Borrowings shall be reduced, by payment or prepayment or otherwise (including but not limited to a Conversion permitted by the second proviso of Section 2.15(a)), to less than $10,000,000, such Term Loan Advances shall, if they are

Fixed Rate Advances, automatically Convert into Base Rate Advances on the last day of the Interest Period for such Fixed Rate Advances, and on and after such date the right of the Borrower to Convert such Advances into Term Loan Advances of a Type other than Base Rate Advances shall terminate; provided, however, that
                                                         --------  -------
if and so long as each such Term Loan Advance shall be of the same Type and have the same Interest Period as any other Term Loan Advances comprising another Borrowing and other Borrowings, and the aggregate unpaid principal amount of all such Term Loan Advances shall equal or exceed $10,000,000, the Borrower shall have the right to continue all such Term Loan Advances as, and to Convert all such Term Loan Advances into, Term Loan Advances of such Type having such Interest Period.

          2.15(d) If the aggregate unpaid principal amount of Revolving Facility Advances comprising any Borrowing or Borrowings shall be reduced, by payment or prepayment or otherwise (including but not limited to a Conversion permitted by the second proviso of Section 2.15(a)), to less than $500,000, such Revolving Facility Advances shall, if they are Fixed Rate Advances, automatically Convert into Base Rate Advances on the last day of the Interest Period for such Fixed Rate Advances, and on and after such date the right of the Borrower to Convert such Advances into Revolving Facility Advances of a Type other than Base Rate Advances shall terminate; provided, however, that if and so
                                               --------  -------
long as each such Revolving Facility Advance shall be of the same Type and have the same Interest Period as any other Revolving Facility Advances comprising another Borrowing and other Borrowings, and the aggregate unpaid principal amount of all such Revolving Facility Advances shall equal or exceed $500,000, the Borrower shall have the right to continue all such Revolving Facility Advances as, and to Convert all such Revolving Facility Advances into, Revolving Facility Advances of such Type having such Interest Period.

          SECTION 2.16.  Basis for Determining Interest Rate Inadequate or
                         -------------------------------------------------
Unfair.  If on or prior to the first day of any Interest Period for any Fixed
------
Rate Borrowing:

          (a) the Administrative Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

          (b) any Lender advises the Administrative Agent that the Adjusted CD Rate or the Adjusted London Interbank Offered Rate, as the case may be, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lender of funding its Adjusted CD Rate Advance or Eurodollar Rate Advance, as the case may be, for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Adjusted CD Rate Advances or Eurodollar Rate Advances, as the case may be, shall be suspended. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be a Base Rate Advance Borrowing.

          SECTION 2.17.  Illegality.  If, on or after the date of this
                         ----------
Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Lender (or its Eurodollar Lending Office) to make, maintain or fund its Eurodollar Advances and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Eurodollar Advances shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Lender shall designate a different Eurodollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. If such Lender shall determine that it may not lawfully continue to maintain and fund any of its outstanding Eurodollar Advances to maturity and shall so specify in such notice, (i) the obligation of such Lender to make Eurodollar Rate Advances and to Convert Advances into Eurodollar Rate Advances shall terminate and (ii) the Borrower shall forthwith prepay in full all Eurodollar Rate Advances of such Lender then outstanding, together with accrued interest thereon, unless the Borrower, within five Domestic Business Days of such notice and demand, Converts all Eurodollar Rate Advances of all Lenders then outstanding into Base Rate Advances in accordance with Section 2.15(a), except that such Conversion may occur, notwithstanding Section 2.15(a), other than on the last day of the respective Interest Periods for such Eurodollar Rate Advances, if the Borrower has paid any amounts payable under Section 2.12.

          SECTION 2.18.  Increased Cost and Reduced Return.
                         ---------------------------------

          2.18(a) If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding
(i) with respect to any Adjusted CD Rate Advance any such requirement included in an applicable Domestic Reserve Percentage and (ii) with respect to any Eurodollar Rate Advance any such requirement included in an applicable EuroDollar Reserve Percentage), special deposit, insurance assessment (excluding, with respect to any Adjusted CD Rate Advance, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Applicable Lending Office) or shall impose on any Lender (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Advances, its Note or its obligation to make Fixed Rate Advances and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making or maintaining any Fixed Rate Advance, or of issuing or maintaining any Letter of Credit or its obligations with respect thereto as the Issuing Bank or as a Lender participating therein, or to reduce the amount of any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Lender to be material, then, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis for such increased cost or reduction.

          2.18(b) If any Lender shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender (or its Parent) as a consequence of such Lender's obligations hereunder to a level below that which such Lender (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its Parent) on an after-tax basis for such reduction.

          2.18(c) Each Lender will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate of any Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

          SECTION 2.19.  Base Rate Advances Substituted for Affected Fixed Rate
                         ------------------------------------------------------
Advances.  If (i) the obligation of any Lender to make Eurodollar Rate Advances
--------
had been suspended pursuant to Section 2.17 or (ii) any Lender has demanded compensation under Section 2.14 or 2.18(a) and the Borrower shall, by at least five Eurodollar Business Days' prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Advances which would otherwise be made by such Lender as Adjusted CD Rate Advances or Eurodollar Rate Advances, as the case may be, shall be made instead as Base Rate Advances (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Advances of the other Lenders), and

          (b) after each of its Adjusted CD Rate Advances or Eurodollar Rate Advances, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Advances shall be applied to repay its Base Rate Advances instead.

          SECTION 2.20.  Use of Proceeds.  The Borrower will use the proceeds of
                         ---------------
all Borrowings made on the Closing Date, including a Revolving Facility Borrowing of up to $125,000,000, solely for the payment of amounts due in respect of the Acquisition, including transaction fees and expenses in connection therewith. The Borrower will use the proceeds of Revolving Facility Borrowings and Swingline Advances after the Closing Date for working capital needs, Capital Expenditures, and general corporate purposes of the Borrower and the Guarantors; provided that (x) for this purpose, "general corporate purposes"
                --------
includes Restricted Payments to the extent permitted by clause (iii) or (iv) of
Section 5.02(g) hereof, Permitted Acquisitions and Permitted Subordinated Debt Repurchases and (y) the aggregate amount of Revolving Facility Borrowings, including any Revolving Facility Borrowings used for the payment of amounts due in respect of the Acquisition, that shall have been used for Restricted Payments, Permitted Acquisitions, and Permitted Subordinated Debt Repurchases on and after the Closing Date shall not, in the aggregate, exceed $185,000,000 outstanding at any time minus the aggregate amount of all reductions in the
                        -----
Revolving Facility Commitments pursuant to Section 2.07, 2.08 or 2.09 hereof. None of the proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation G or Regulation U, other than proceeds of Advances used to purchase shares of common stock of the Borrower to the extent permitted by Section 5.02(g) hereof.



                                  ARTICLE III

                              CONDITIONS PRECEDENT

          SECTION 3.01.  Conditions Precedent to Closing Date.  Notwithstanding
                         ------------------------------------
the execution and delivery of this Amended Agreement by all parties hereto, the Existing Credit Agreement shall remain in full force and effect and shall not be amended hereby unless and until the Closing Date occurs. The effectiveness of the amendment and restatement of the Existing Credit Agreement to be effected by this Amended Agreement, and the obligation of each Lender to make its Term Loan Advance, any Revolving Facility Advance and any Swingline Advance, if any, on the Closing Date shall occur at the Closing Time on the Closing Date and shall be subject to the conditions precedent that:

          3.01(a) The Documentation Agent shall have received certified copies of the respective certificates of incorporation and bylaws of the Borrower and its corporate Subsidiaries and the respective certificates of limited partnership and agreements of limited partnership for the partnership Subsidiaries;

          3.01(b) The Borrower shall have demonstrated to the satisfaction of the Documentation Agent in its sole good faith discretion that all conditions to the closing of the Acquisition shall occur or have been waived on or before the Closing Date (including payment of all amounts due under the Acquisition Documents), and that all transactions contemplated by the Related Documents to be consummated on the closing date of the Acquisition will take place prior to or simultaneously with the transactions hereunder contemplated to take place on the Closing Date, and the Majority Lenders shall be satisfied in their sole good faith discretion with the terms and conditions of each of the Related Documents;

          3.01(c) The Borrower shall have paid or caused to be paid, or the Documentation Agent shall have received evidence satisfactory to it in its sole good faith discretion that on the Closing Date the Borrower shall pay, or cause to be paid, (i) all interest and commitment fees that are accrued but unpaid to the Closing Date under the Existing Credit Agreement (whether or not then payable under the terms thereof), (ii) all fees and expenses (if any) payable under Section 8.04 of the Existing Credit Agreement, (iii) all accrued fees and expenses of the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Arrangers and the Lenders, including without limitation the participation fees payable under Section 2.06(b) and the administrative fees payable under Section 2.06(c) and (iv) all fees and expenses of Davis Polk & Wardwell, in connection with the preparation, execution and delivery of this Amended Agreement, the other Loan Documents and the consummation of the transactions contemplated hereby and thereby, in each case for which the Borrower has received a statement on or before the Closing Date;

          3.01(d) There shall not have been any material adverse change in the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any of its Subsidiaries since December 31, 1995;

          3.01(e) Except for the Disclosed Litigation, there shall exist no pending or threatened action, suit, investigation, litigation or proceeding in any court or before any arbitrator or governmental instrumentality which, in the reasonable opinion of the Lenders, could have a material adverse effect on the condition (financial or otherwise), operations, properties or prospects of the Borrower or any of its Subsidiaries or which, in the reasonable opinion of the Majority Lenders, may adversely affect the legality, validity or enforceability of this Agreement, any other Loan Document or any Related Document, the ability of any Loan Party to perform its obligations hereunder or thereunder, or the rights of any Lender hereunder or thereunder or the ability of any Lender to exercise such rights;

          3.01(f) All material governmental and third party consents and approvals necessary or, in the opinion of the Majority Lenders, desirable or appropriate in connection with the Closing Date Transactions shall have been obtained (without the imposition of any conditions other than conditions that have been satisfied or waived on or before the Closing Date) and shall be in effect (it being understood that all Federal governmental consents and approvals are material), and the Documentation Agent shall have received evidence satisfactory to it that the station licenses issued by the FCC relating to the television broadcasting operations of KCAL-TV shall have been validly assigned to YB of Los Angeles, and are in full force and effect;

          3.01(g) The Documentation Agent shall have received the following, each effective on the Closing Date (unless otherwise indicated below), in form and substance satisfactory to the Documentation Agent and in sufficient copies for each Lender (except for the Notes, the certificates representing the Pledged Stock, the stock powers delivered in connection with the Pledged Stock, and the instruments representing the Pledged Instruments):

          (1) A Notice of Borrowing as required by Section 2.02(a) in respect of each Term Loan Borrowing, Revolving Facility Borrowing and Swingline Advance to be borrowed on the Closing Date, dated the date of its delivery;

          (2) Duly executed counterparts of each of the Closing Date Assignment and Assumption Agreement and the Multiple Amendment, signed by each of the parties thereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Documentation Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart thereof by such party), and evidence satisfactory to the Documentation Agent of receipt by the Administrative Agent from each Lender of all amounts payable by such Lender pursuant to Section 3 of the Closing Date Assignment and Assumption Agreement;

          (3) The Term Loan Notes, Revolving Facility Notes and Swingline Note to the order of the respective Lenders;

          (4) Duly executed counterparts of this Amended Agreement, signed by each of the parties hereto (or, in the case of any Lender as to which an executed counterpart shall not have been received, receipt by the Documentation Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such Lender of execution of a counterpart hereof by such Lender);

          (5) Duly executed counterparts of the Guaranty Agreement Amendment and the Global Security Agreement Amendment;

          (6) Duly executed counterparts of the Global Pledge Agreement Amendment, the Guarantor Pledge Agreement between YB of Los Angeles and the Administrative Agent and the Guarantor Security Agreements between each of YB of Los Angeles and Fidelity, respectively, and the Administrative Agent, together with:

               (A) certificates and instruments representing the Pledged Stock and Pledged Instruments relating to YB of Los Angeles and Fidelity, accompanied by duly executed instruments of transfer or assignment in blank, in form and substance satisfactory to the Documentation Agent;

               (B) financing statements signed by the Borrower, YB of Los Angeles or Fidelity (the "KCAL Financing Statements"), with evidence
                                    -------------------------
          reasonably satisfactory to the Documentation Agent that such financing statements will be duly filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Documentation Agent, desirable or appropriate to perfect the security interests created by the Security Agreements, the Pledge Agreements and the KCAL Mortgage;

               (C) evidence reasonably satisfactory to the Documentation Agent that financing statements (the "Existing Financing Statements") have
                                          -----------------------------
          previously been duly filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Documentation Agent, desirable or appropriate to perfect the security interests created by the Security Agreements, the Pledge Agreements and the Mortgages, as such agreements relate to the Borrower or any Existing Guarantors; and

               (D) evidence that all other actions necessary or, in the opinion of the Documentation Agent, desirable or appropriate to perfect and protect the security interests and liens created by, and to reflect the fact that the Administrative Agent is the secured party under, the Pledge Agreements and the Security Agreements have been taken;

          (7) Duly executed counterparts of the KCAL Mortgage, the Mortgage Amendments and:

               (A) with respect to each Mortgage (other than the KCAL Mortgage) a mortgage modification or similar endorsement to the policy of title insurance issued under the Existing Credit Agreement with respect thereto insuring the Lien of such Mortgage, as amended by the relevant Mortgage Amendment, together with a date-down of such policy, in each case issued by the title company insuring the Lien of such Mortgage under the Existing Credit Agreement;

               (B) with respect to the KCAL Mortgage, a policy of title insurance dated the Closing Date (or irrevocable commitments to issue such policy, with all conditions marked satisfied, dated and recertified the Closing Date) insuring the perfection, enforceability and first priority of the Lien created under such KCAL Mortgage as a valid first mortgage Lien on the Real Property described therein in form and substance and in an amount satisfactory to the Documentation Agent (with all premiums, expenses and fees paid or caused to be paid by the Borrower), each of which policy or policies shall (w) be issued by a title company reasonably satisfactory to the Documentation Agent,
          (x) include such reinsurance arrangements (with provisions for direct access) as shall be reasonably acceptable to the Documentation Agent,
          (y) have been supplemented by such endorsements, or, where such endorsements are not available at commercially reasonable premium costs, opinion letters of special counsel, architects or other professionals, which counsel, architects or other professionals shall be reasonably acceptable to the Documentation Agent, as shall be requested by Documentation Agent (including, without limitation, endorsements or opinion letters on matters relating to usury, contiguity, revolving credit, doing business, last dollar and so-called comprehensive coverage over covenants and restrictions) and (z) contain only such exceptions to title as shall be reasonably satisfactory to the Documentation Agent;

               (C) with respect to the Real Property encumbered by the KCAL Mortgage, an ALTA survey with respect to such Real Property, in form and substance reasonably satisfactory to the Documentation Agent; and

               (D) evidence satisfactory to the Documentation Agent that arrangements shall have been made for the recording of the KCAL Mortgage and each Mortgage Amendment;

          (8) Certified copies of the resolutions of the Board of Directors of the Borrower approving each Loan Document and each Related Document to which it is or is to be a party and of the resolutions of the Board of Directors of each Guarantor approving each Loan Document and each Related Document to which it is or is to be a party;

          (9) A certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document and Related Document to which it is or is to be a party and the other documents to be delivered by it hereunder;

          (10) Copies of duly executed copies of each Related Document and each other agreement, document and certificate prepared or delivered in connection with any Related Document that the Documentation Agent or any Lender through the Documentation Agent may request;

          (11) Copies of all authorizations, consents and approvals of, evidence of other actions by, notices to and filings with all governmental authorities and regulatory bodies required for the due execution, delivery and performance by each of the Borrower and

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

     the Guarantors of the Loan Documents and the Related Documents;

          (12) Certificates of the chief financial officer of the Borrower and of each Guarantor, in substantially the form of Exhibit N or O, as the case may be (each being a "Solvency Certificate");
                           --------------------

          (13)  Copies of the financial statements described in Section 4.01(f);

          (14) Evidence of insurance for the business and properties of the Borrower and its Subsidiaries, in form and substance satisfactory to the Documentation Agent (and if requested by the Documentation Agent, naming the Administrative Agent as insured and loss payee) with responsible and reputable insurance companies or associations satisfactory to the Majority Lenders in such amounts and covering such risks as are satisfactory to the Majority Lenders;

          (15) Copies of each agreement, note, instrument or other document evidencing Debt listed on Schedule 4.01(n) having an unpaid principal amount in excess of $100,000, together with copies of all consents of the obligees of the Debt listed on Schedule 4.01(n) (regardless of principal amount) necessary or, in the judgment of the Majority Lenders, desirable;

          (16) A favorable opinion of Cooperman Levitt Winikoff Lester & Newman, P.C., counsel for the Borrower and each Guarantor, in substantially the form of Exhibit P and as to such other matters as any Lender through the Documentation Agent may reasonably request;

          (17) Favorable opinions of Fahart, Story & Krauss, P.C., special Michigan counsel for the Borrower, Hale, Skemp, Hanson, Skemp & Sleik, special Wisconsin counsel for the Borrower, Nesser, King & LeBlanc, special Louisiana counsel for the Borrower, Wildman, Harrold, Allen & Dixon, special Illinois counsel for the Borrower, Sherrard & Roe, PLC, special Tennessee counsel for the Borrower, Turner Parks & Herring P.L.C., special Virginia counsel for the Borrower, Carlin, Hellstrom & Bittner, special Iowa counsel for the Borrower, Woods, Fuller, Shultz & Smith P.C., special South Dakota counsel for the Borrower, and Troy & Gould, special California counsel for the Borrower, in each case in substantially the form of Exhibit Q-1 through Q-9, respectively, and a favorable opinion of special FCC counsel for the Borrower, in substantially the form of Exhibit R, and such other opinions as any Lender through the Documentation Agent may reasonably request;

          (18) An opinion of Davis Polk & Wardwell, in substantially the form of Exhibit S;

          (19) A letter, in form and substance satisfactory to the Documentation Agent and the Lenders, from the Borrower to the Independent Public Accountants, advising such accountants that the Agents and the Lenders have been authorized to exercise all rights of the Borrower to require such accountants to disclose any and all financial statements and any other information of any kind that they may have with respect to the Borrower and each of its Subsidiaries, directing such accountants to comply with any request of any Agent or any Lender for such information and advising such accountants that the Lenders will rely on such information in making credit decisions with respect to the Borrower;

          (20) An environmental report, in form and substance satisfactory to the Majority Lenders, from Dames & Moore with respect to the properties to be owned, leased or operated by the Borrower or any of its Subsidiaries in connection with KCAL-TV;

          (21) The written consent of each party (other than the Borrower or any of its Subsidiaries) to the Acquisition Agreement to the assignment by the Borrower of its rights and claims under the Acquisition Documents to the Administrative Agent under the Borrower Security Agreement;

          (22) A certificate of the chief financial officer of the Borrower, in substantially the form of Exhibit T, determining the Debt to Operating Cash Flow Ratio as of September 30, 1996 and certifying the Borrower's compliance as of September 30, 1996 with the provisions of this Agreement set forth therein;

          (23) A certificate of the chief financial officer of the Borrower to the effect that both before and immediately after the making of the Borrowings to be made on the Closing Date and the consummation of the Acquisition, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower made in this Agreement are true;

          (24)  A copy of (i) a written notice delivered by

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

     the Borrower to State Street Bank and Trust Company, as trustee under each of the indentures governing the 1994 Subordinated Notes, the 1995 Subordinated Notes and the 1996 Subordinated Notes, that all of the obligations of the Borrower and the Guarantors under this Agreement, the Guaranty Agreement and the other Loan Documents are "Designated Senior Debt" under each such indenture and (ii) written confirmation by State Street Bank and Trust Company of receipt of such notice;

          (25) All Existing Notes, each of which shall be cancelled and returned to the Borrower on the Closing Date; and

          (26) Such other financial and non-financial information regarding the Borrower or any of its Subsidiaries and such other approvals, opinions or documents as any Lender through the Documentation Agent may reasonably request.

          SECTION 3.02.  Conditions Precedent to Each Borrowing.  The obligation
                         --------------------------------------
of each Lender to make an Advance on the occasion of each Borrowing (including on the Closing Date), of the Issuing Bank to issue a Letter of Credit and of the Swingline Lender to make a Swingline Advance shall be subject to the further conditions precedent that on the date of such Borrowing, Letter of Credit issuance or Swingline Advance, the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Notice of Issuance and the acceptance by the Borrower of the proceeds of such Borrowing or Swingline Advance or the issuance of the Letter of Credit on behalf of the Borrower shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or of such Letter of Credit issuance, such statements are true):

     3.02(a) the Administrative Agent shall have received a Notice of Borrowing with respect to such Borrowing or Swingline Advance (with a copy to the Swingline Lender, in the case of a Swingline Advance) as required by
     Section 2.02(a) or the Issuing Bank shall have received a Notice of Issuance with respect to such Letter of Credit issuance as required by
     Section 2.10;

          3.02(b) immediately after such Borrowing or Letter of Credit issuance or Swingline Advance, the aggregate outstanding principal amount of all Revolving Facility Advances, Swingline Advances and Letter of Credit Obligations will not exceed the aggregate amount of all Revolving Facility Commitments, the aggregate outstanding principal amount of all Term Loan Advances will not exceed the aggregate amount of all Term Loan Commitments and the aggregate outstanding principal amount of all Swingline Advances will not exceed the Swingline Commitment;

          3.02(c) the representations and warranties contained in this Agreement, the Guaranty Agreement, each Security Agreement, each Pledge Agreement and each Mortgage are correct on and as of the date of such Borrowing, Swingline Advance or Letter of Credit issuance, before and after giving effect to such Borrowing, Swingline Advance or Letter of Credit issuance, and to the application of the proceeds therefrom, as though made on and as of such date;

          3.02(d) no event shall have occurred and be continuing, or would result from such Borrowing or Letter of Credit issuance or Swingline Advance, or from the application of the proceeds therefrom, which constitutes a Default or an Event of Default;

          3.02(e) if such Borrowing, Letter of Credit issuance or Swingline Advance is to be secured, directly or indirectly, by any "margin stock" (within the meaning of Regulation G or Regulation U), the Administrative Agent shall have received (i) a duly executed Federal Reserve Form FR U-1 for each Lender that is a bank, for the Issuing Bank or for the Swingline Lender, as the case may be, and (ii) a duly executed Federal Reserve Form FR G-3 for each Lender that is not a bank, in each case signed and accepted by a duly authorized representative of the applicable Lender, the Issuing Bank or the Swingline Lender, as the case may be; and

          3.02(f) the Administrative Agent, or the Issuing Bank in the case of a Letter of Credit issuance, shall have received such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request.

          SECTION 3.03.  Conditions Precedent to Borrowings in Connection with
                         -----------------------------------------------------
Permitted Acquisitions.  The obligation of each Lender to make an Advance on or
----------------------
after the date of any Permitted Acquisition shall be subject to the conditions precedent that:

          3.03(a) The Borrower shall have demonstrated to the satisfaction of the Agents that the acquisition constitutes a Permitted Acquisition;

          3.03(b) The Borrower shall have demonstrated to the satisfaction of the Agents in their sole good faith discretion that the closing of such Permitted Acquisition shall occur on such date;

          3.03(c) Except for the Disclosed Litigation, there shall exist no pending or threatened action, suit, investigation, litigation or proceeding in any court or before any arbitrator or governmental instrumentality which, in the reasonable opinion of the Agents, could have a material adverse effect on the condition (financial or otherwise), operations, properties or prospects of the Borrower or any of its Subsidiaries, whether before or after giving effect to such Permitted Acquisition, or which, in the reasonable opinion of the Agents, may adversely affect the legality, validity or enforceability of this Agreement, any other Loan Document or any Related Document, the ability of any Loan Party to perform its obligations hereunder or thereunder, or the rights of any Lender hereunder or thereunder or the ability of any Lender to exercise such rights;

          3.03(d) All material governmental and third party consents and approvals necessary or, in the opinion of the Agents, desirable or appropriate in connection with the consummation of such Permitted Acquisition shall have been obtained (without the imposition of any material adverse conditions) and shall be in effect (it being understood that all Federal governmental consents and approvals are material), and the Administrative Agent shall have received evidence satisfactory to it that the station licenses issued by the FCC relating to the television broadcasting operations of any television stations to be acquired pursuant to such Permitted Acquisition shall have been validly assigned to one or more Subsidiaries of the Borrower, and shall be in full force and effect;

          3.03(e) The Administrative Agent shall have received the following, each dated the closing date for such Permitted Acquisition (unless otherwise indicated below), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender (except for the certificates representing any Pledged Stock to be pledged to the Administrative Agent, the stock powers delivered in connection with such Pledged Stock, and any instruments representing Pledged Instruments to be pledged to the Administrative Agent):

          (1) A Notice of Borrowing as required by Section 2.02(a) in respect of any Revolving Facility Borrowing to be borrowed on the closing date for such Permitted Acquisition, dated the date of its delivery;

          (2) Duly executed counterparts of an agreement pursuant to which each Subsidiary created or acquired in connection with such Permitted Acquisition shall become obligated as a Guarantor under the Guaranty Agreement;

          (3) Certificates and instruments representing any Pledged Stock or Pledged Instruments required to be delivered by the Borrower or any Subsidiary on or before the closing date for such Permitted Acquisition, including certificates representing all shares of capital stock of each Subsidiary created or acquired in connection with such Permitted Acquisition, accompanied by duly executed instruments of transfer or assignment in blank, in form and substance satisfactory to the Administrative Agent;

          (4) Duly executed counterparts of a Guarantor Security Agreement, and, if applicable, of a Guarantor Pledge Agreement with respect to each Subsidiary created or acquired in connection with such Permitted Acquisition, together with:

               (A) financing statements signed by each Subsidiary created or acquired in connection with such Permitted Acquisition, with evidence reasonably satisfactory to the Administrative Agent that such financing statements will be duly filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable or appropriate to perfect the security interests created by the Security Agreements and the Mortgages, and

               (B) evidence that all other actions necessary or, in the opinion of the Administrative Agent, desirable or appropriate to perfect and protect the security interests and liens created by, and to reflect the fact that the Administrative Agent is the secured party under, the Borrower Pledge Agreement, any applicable Guarantor Pledge Agreement and the Security Agreements shall have been taken;

          (5)  Duly executed counterparts of Mortgages (each, a "Permitted
                                                                 ---------
     Acquisition Mortgage") with respect to any Real Property to be acquired by
     --------------------
     the Borrower or

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

     any of its Subsidiaries in connection with such Permitted Acquisition and, with respect to each Permitted Acquisition Mortgage:

               (A) a policy of title insurance dated the closing date for such Permitted Acquisition (or irrevocable commitments to issue such policy, with all conditions marked satisfied, dated and recertified the closing date for such Permitted Acquisition) insuring the perfection, enforceability and first priority of the Lien created under such Permitted Acquisition Mortgage as a valid first mortgage Lien on the Real Property described therein in form and substance and in an amount satisfactory to the Documentation Agent (with all premiums, expenses and fees paid or caused to be paid by the Borrower), each of which policy or policies shall (w) be issued by a title company reasonably satisfactory to the Documentation Agent, (x) include such reinsurance arrangements (with provisions for direct access) as shall be reasonably acceptable to the Documentation Agent,
          (y) have been supplemented by such endorsements, or, where such endorsements are not available at commercially reasonable premium costs, opinion letters of special counsel, architects or other professionals, which counsel, architects or other professionals shall be reasonably acceptable to the Documentation Agent, as shall be requested by Documentation Agent (including, without limitation, endorsements or opinion letters on matters relating to usury, contiguity, revolving credit, doing business, and so-called comprehensive coverage over covenants and restrictions) and (z) contain only such exceptions to title as shall be reasonably satisfactory to the Documentation Agent;

               (B) with respect to the Real Property encumbered by each Permitted Acquisition Mortgage, an ALTA survey with respect to such Real Property, in form and substance reasonably satisfactory to the Documentation Agent; and

               (C) evidence satisfactory to the Documentation Agent that arrangements shall have been made for the recording of each Permitted Acquisition Mortgage;

          (6) Certified copies of the resolutions of the Board of Directors of the Borrower and each Subsidiary party hereto and thereto approving each agreement to which it is or is to be a party in connection with such Permitted Acquisition;

          (7) A certificate of the Secretary or an Assistant Secretary of the Borrower and each Subsidiary certifying the names and true signatures of the officers of the Borrower or such Subsidiary who shall be authorized to sign each agreement to which it is or is to be a party in connection with such Permitted Acquisition and the other documents to be delivered by it hereunder or thereunder;

          (8) Copies of all authorizations, consents and approvals of, evidence of other actions by, notices to and filings with all governmental authorities and regulatory bodies required for the due execution, delivery and performance by the Borrower or any Subsidiary of each agreement to which it is or is to be a party in connection with such Permitted Acquisition and the other documents to be delivered by it thereunder;

          (9) Certificates of the chief financial officer of the Borrower and of each Subsidiary created or acquired in connection with such Permitted Acquisition in substantially the form of Exhibit N or O, as the case may be;

          (10) Evidence of insurance for the business and properties of each Subsidiary created or acquired in connection with such Permitted Acquisition, in form and substance satisfactory to the Administrative Agent (and if requested by the Administrative Agent, naming the Administrative Agent as additional insured and loss payee) with responsible and reputable insurance companies or associations satisfactory to the Co-Arrangers in such amounts and covering such risks as are satisfactory to the Agents;

          (11) A favorable opinion of Cooperman Levitt Winikoff Lester & Newman, P.C., counsel for the Borrower and each Guarantor, in substantially the form of Exhibit P (but expressing opinions with respect to such Permitted Acquisition in lieu of the Acquisition) and as to such other matters as any Lender through the Administrative Agent may reasonably request.

          (12) Favorable opinions of local counsel for the Borrower with respect to each jurisdiction where any Real Property to be acquired in connection with such

     Permitted Acquisition shall be located, in each case in substantially the form of Exhibit Q (but expressing opinions with respect to such Permitted Acquisition in lieu of the Acquisition), and a favorable opinion of special FCC counsel for the Borrower, in substantially the form of Exhibit R (but expressing opinions with respect to such Permitted Acquisition in lieu of the Acquisition), and such other opinions as any Lender through the Administrative Agent may reasonably request;

          (13) An environmental report, in each case in form and substance satisfactory to the Agents, with respect to properties to be acquired, leased or operated by the Borrower or any of its Subsidiaries in connection with such Permitted Acquisition;

          (14) The written consent of each party (other than the Borrower or any of its Subsidiaries) to any agreement to which it is or is to be a party in connection with such Permitted Acquisition to the assignment by the Borrower or any Guarantor of its rights and claims under such agreement to the Administrative Agent under the Borrower Security Agreement or a Guarantor Security Agreement;

          (15) A certificate of the chief financial officer of the Borrower, in substantially the form of Exhibit T, certifying the Borrower's compliance as of the most recent date for compliance prior to the date of such certificate, after giving effect on a Pro Forma Basis to such Permitted Acquisition, with the provisions of this Agreement set forth therein; and

          (16) Such other financial and non-financial information regarding the Borrower or any of its Subsidiaries and such other approvals, opinions or documents as any Lender through the Documentation Agent may reasonably request.


                         ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          SECTION 4.01.  Representations and Warranties of the Borrower.  The
                         ----------------------------------------------
Borrower represents and warrants as follows:

          4.01(a)  Due Incorporation, Etc.  Each of the Borrower and its
                   ----------------------
Subsidiaries that is a corporation is a
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated next to such corporation's name on Schedule 4.01(a) and has all requisite corporate powers and all FCC and all other material governmental licenses, authorizations, consents and approvals required to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted and to execute and deliver, and to perform all of its obligations under, the Loan Documents and Related Documents to which it is or will be a party. Each of the Borrower and each of its Subsidiaries that is a corporation is duly qualified or licensed to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases assets and property or in which the conduct of its business requires it to so qualify or be licensed, except for such jurisdictions in which the failure to so qualify or be licensed would not have a material adverse effect on the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or such Subsidiary, as the case may be. Each of the Borrower's Subsidiaries that is a partnership is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction under which it is organized and has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted and to execute and deliver, and to perform all of its obligations under, the Loan Documents and Related Documents to which it is or will be a party. Each of the Borrower's Subsidiaries that is a partnership is duly qualified or licensed to do business and has complied with all fictitious name statutes and other similar laws in all jurisdictions in which it owns or leases assets and property or in which the conduct of its business requires it to so qualify or be licensed or comply, except for such jurisdictions in which the failure to so qualify or be licensed or comply would not have a material adverse effect on the business, condition (financial or otherwise), operations, properties or prospects of such Subsidiary.

          4.01(b)  Due Authorization and Execution, Etc.  The execution,
                   ------------------------------------
delivery and performance by the Borrower and each of its Subsidiaries of each Loan Document and each Related Document to which it is or will be a party and the consummation of the Acquisition and the transactions contemplated by the Loan Documents and the Related Documents are within the Borrower's and such Subsidiary's corporate powers (or its partnership powers, in the case of each Subsidiary that is a partnership), have been duly authorized by all necessary corporate action (or all necessary action of the partners, in the case of each Subsidiary that is a partnership) and do not and will not (i) require any consent or approval of the stockholders or partners of the Borrower or such Subsidiary except such consents and approvals as shall have been duly obtained and shall be in full force and effect, (ii) contravene the Borrower's or such Subsidiary's certificate of incorporation or by-laws, in the case of each Subsidiary that is a corporation, or the partnership agreement governing such Subsidiary, in the case of each Subsidiary that is a partnership, (iii) violate any law, rule, regulation (including, without limitation, Regulations G, U and X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award or any contractual restriction binding on or affecting the Borrower or such Subsidiary, or any of their respective properties, or (iv) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than pursuant to the Loan Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or restriction.

          4.01(c)  Government Consents.  No authorization, consent, approval or
                   -------------------
other action by, and no notice to or filing with, any governmental, administrative or judicial authority or regulatory body is currently, or is reasonably expected to be, required for the due execution, delivery or performance by the Borrower or any of its Subsidiaries of any Loan Document to which it is or will be a party and the operation of the television broadcasting business of the Borrower and its Subsidiaries other than the filing of the Financing Statements and the recording of the Mortgages, all of which have been made and are in full force and effect, and except for the filing of certain of the Loan Documents with the FCC within 30 days of their execution pursuant to 47 C.F.R. Section 73.3613. No authorization, consent, approval or other action by, and no notice to or filing with, any governmental, administrative or judicial authority or regulatory body is currently, or is reasonably expected to be, required for the consummation of the Acquisition, except such authorizations, consents, approvals, other actions, notices or filings as shall have been duly obtained, taken, given or made and shall be in full force and effect and shall not have been appealed and shall no longer be subject to appeal, rehearing, certiorari or other administrative review.

          4.01(d)  Legal, Valid and Binding Nature.  This
                   -------------------------------

Agreement is, and each other Loan Document and each Related Document to which the Borrower or any of its Subsidiaries is or will be a party will, when delivered, be a legal, valid and binding obligation of the Borrower and such Subsidiaries as are or will be parties thereto, enforceable against the Borrower and such Subsidiaries in accordance with its respective terms, except (other than in the case of Article X of the indentures governing the 1994 Subordinated Notes, the 1995 Subordinated Notes and the 1996 Subordinated Notes and any similar provisions of any indentures governing any other Permitted Subordinated
Debt) as such enforcement may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and general principles of equity.

          4.01(e)  Capitalization and Subsidiaries.  On the Closing Date, the
                   -------------------------------
authorized capital stock of the Borrower will consist of: 20,000,000 shares of Class A Common Stock, par value $.001 per share; 20,000,000 shares of Class B Common Stock, par value $.001 per share; and 20,000,000 shares of Class C Common Stock, par value $.001 per share. Set forth on Schedule 4.01(a) is a complete and accurate list of all of the Borrower's Subsidiaries as of the Closing Date, showing as of such date (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, the number of shares of each class of capital stock outstanding on the date hereof, the direct owner of the outstanding shares of each such class owned and the jurisdictions in which such Subsidiary is qualified to do business as a foreign corporation. All of the general and limited partnership interests of each Subsidiary that is a partnership are owned, legally and beneficially, by the Borrower or a wholly owned Subsidiary of the Borrower, in each case free and clear of all liens, security interests and other charges or encumbrances other than the liens and security interests under the Security Agreements. Except as set forth in Schedule 4.01(e), there are no outstanding options, warrants, rights of conversion or purchase, or similar rights to acquire capital stock or partnership interests of the Borrower or any of its Subsidiaries or other agreements of any character whatsoever relating to any shares of capital stock or partnership interests of the Borrower or any such Subsidiaries; all of the issued and outstanding capital stock of the Borrower and each of its Subsidiaries that is a corporation has been duly authorized, validly issued and is fully paid and non-assessable; all of the partnership interests of each Subsidiary that is a partnership have been validly issued pursuant to the terms of the applicable partnership agreement; all of the issued and outstanding capital stock of each Subsidiary of the Borrower that is a corporation is directly owned, legally and beneficially, by the Borrower, in each case free and clear of all liens, security interests and other charges or encumbrances other than the Liens created by the Pledge Agreements and Security Agreements.

          4.01(f)  Financial Statements; No Material Adverse Change.  The
                   ------------------------------------------------
consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1995 and the related consolidated statements of income and shareholders' equity and statement of changes in cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, fairly present, respectively, the consolidated financial condition of the Borrower and its Subsidiaries as at such date and the consolidated results of operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles. To the knowledge of the Borrower, the financial statements of KCAL-TV for the fiscal years ended September 30, 1994 and 1995 which were delivered to the Lenders prior to the Closing Date fairly present the results of operations and operating cash flow of KCAL-TV for the period ended on such date, in accordance with generally accepted accounting principles. The pro forma financial statements described on Schedule 4.01(f) fairly present the information shown therein, have been properly compiled on the pro forma basis described therein, and, in the opinion of the Borrower, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. Copies of each of the financial statements described in this Section 4.01(f) have been furnished to each Lender. Since December 31, 1995 there has been no material adverse change in the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or of any of its Subsidiaries or of the Borrower and its Subsidiaries taken as a whole. To the knowledge of the Borrower, after reasonable and customary due diligence, since December 31, 1995, there has been no material adverse change in the respective business, condition (financial or otherwise), operations, properties or prospects of KCAL-TV. The effectiveness of the Closing Date Transactions shall not be deemed to be such a change.

          4.01(g)  Solvency.  Each of the Borrower and the Borrower and its
                   --------
Subsidiaries taken as a whole and each Guarantor individually and taken as a whole with its Subsidiaries is and, after receipt and application of the Advances in accordance with the terms of this Agreement, will be Solvent.

          4.01(h)  Absence of Litigation; Litigation Description.
                   ---------------------------------------------

          (i) No actions, suits, investigations, litigation or proceedings are pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries or the properties of the Borrower or any such Subsidiary before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (A) which may materially adversely affect the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any such Subsidiary, except as disclosed in Schedule 4.01(h) (the "Disclosed Litigation"), or (B) which
                                         --------------------
     purports to affect the legality, validity or enforceability of this Agreement, any other Loan Document or any Related Document, the ability of any Loan Party to perform its obligations hereunder or thereunder, or the rights of any Lender hereunder or thereunder or the ability of any Lender to exercise such rights.

         (ii) Except for the Disclosed Litigation, no action, suit, investigation, litigation or proceeding is pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or governmental entity specified above in connection with the Acquisition or the other Closing Date Transactions or in connection with the use of the proceeds hereof or thereof.

        (iii) On the Closing Date and at all times thereafter, there shall have been no change since the date of this Amended Agreement in the status of any of the actions, suits, investigations, litigation or proceedings referred to in Schedule 4.01(h) that is materially adverse to the Borrower or any of its Subsidiaries, the Acquisition, the other Closing Date Transactions or the Loan Documents.

          4.01(i)  Ownership of Properties; Absence of Liens and Encumbrances.
                   ----------------------------------------------------------
The Borrower and its Subsidiaries have good and marketable title to and are in lawful possession of, or have valid leasehold interests in, or have the right to use pursuant to valid and enforceable agreements or arrangements, all of their respective properties and other assets (real or personal, tangible, intangible or mixed), except where the failure to have or possess the same with respect to such properties or other assets would not, in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any of its Subsidiaries. Except as disclosed on Schedule 4.01(i), there are no material Liens on any property or asset of the Borrower or any of its Subsidiaries except for the security interests created under the Pledge Agreements, the Security Agreements and the Mortgages, it being understood that, for purposes only of this Section 4.01(i), any Lien having a value of $250,000 or more on property or assets is material.

          4.01(j)  No Burdensome Agreements.  Neither the Borrower nor any of
                   ------------------------
its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction or partnership agreement or other partnership restriction that would have a material adverse effect (i) on the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any of its Subsidiaries, or (ii) on the ability of the Borrower or any of its Subsidiaries to carry out its obligations under any of the Loan Documents or Related Documents to which it is or will be a party; provided that it is agreed that the
                                             --------
indentures governing the 1994 Subordinated Notes, the 1995 Subordinated Notes and the 1996 Subordinated Notes and any other indentures in substantially the same form as such indentures, do not have any such effect.

          4.01(k)  Payment of Taxes.  The Borrower and each of its Subsidiaries
                   ----------------
has filed or caused to be filed all Federal, state and franchise tax returns and information and other similar filings, and all material other tax returns and information and other similar filings, required to be filed, and paid all amounts of taxes, including interest and penalties, which have become due pursuant to such returns or pursuant to any assessments received by the Borrower or any of its Subsidiaries, except to the extent of any taxes being contested by or on behalf of the Borrower or such Subsidiary in good faith and by proper proceedings and for which adequate provision for payment has been made and adequate reserves are being maintained in accordance with generally accepted accounting principles consistently applied by the Borrower or such Subsidiary, as the case may be, and so long as the proceedings referred to above could not subject any Agent or any Lender to any civil or criminal penalty or liability or involve any risk of loss, sale or forfeiture of any material item of Collateral. The Borrower has no knowledge of any actual or proposed additional tax assessments against it or any of its Subsidiaries which, singly or in the aggregate, could have a material adverse effect on the Borrower or any of its Subsidiaries.

          4.01(l)  Accuracy of Information Given to Lenders.  No information,
                   ----------------------------------------
exhibit, report, document, certificate or written statement, including without limitation this Agreement, furnished in writing to any Lender by or on behalf of the Borrower in connection herewith contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in light of the circumstances under which such information, exhibit, report or other written information was or is to be used, not misleading, nor do such information, exhibits, reports, documents, certificates and statements, taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading. There is no fact known to the Borrower or any officer of the Borrower which the Borrower has not disclosed to the Lenders in writing which in the reasonable judgment of the Borrower and its officers would materially adversely affect the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any of its Subsidiaries or the ability of the Borrower or any of its Subsidiaries to perform its respective obligations under any Loan Document or any document contemplated hereby or thereby. The financial projections and forecasts of the Borrower delivered by the Borrower to any of the Agents, the Co-Arrangers and the Lenders were prepared on the basis of the assumptions stated therein and represented, at the time of delivery, the Borrower's best estimate of its future financial performance and such assumptions were fair in the light of business conditions existing at the time of such delivery of such projections and forecasts; and any such financial projections and forecasts, if prepared as of the date hereof, would contain estimates of the Borrower's future financial performance which would not materially adversely differ from the respective estimates contained in the financial projections and forecasts delivered by the Borrower to any of the Agents, the Co-Arrangers and the Lenders.

          4.01(m)  ERISA.  Except as described in Schedule 4.01(m), no Plan or
                   -----
Multiemployer Plan exists as of the date of this Agreement. On and after the Closing Date with respect to each Plan described in Schedule 4.01(m), and on and after the first date on which any other Plan shall exist with respect to such other Plan: (i) no Termination Event has occurred or is reasonably expected to occur with respect to any Plan and (ii) no event requiring notice to the PBGC under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan. On and after the Closing Date with respect to each Multiemployer Plan described in Schedule 4.01(m), and on and after the first date on which any other Multiemployer Plan shall exist with respect to such other Multiemployer Plan: (i) neither the Borrower nor any ERISA Affiliate of the Borrower has incurred, or is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan and (ii) neither the Borrower nor any ERISA Affiliate of the Borrower has received any notification that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

          4.01(n)  List of Debt.  Set forth on Schedule 4.01(n) is a complete
                   ------------
and accurate list of all Debt of the Borrower and its Subsidiaries that will be outstanding as of the Closing Date following the Borrowings hereunder and the application of the proceeds thereof as contemplated hereby, other than (i) Debt arising under the Loan Documents and the Related Documents and (ii) Debt having a principal amount of less than $500,000.

          4.01(o)  Not a Purpose Credit.  The Borrower is not engaged in the
                   --------------------
business of extending credit for the purpose of purchasing or carrying "margin stock" (within the meaning of Regulation G or Regulation U), and no proceeds of any Advance, other than proceeds of Advances used to purchase shares of common stock of the Borrower to the extent permitted by Section 5.02(g) hereof, will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock; none of the Pledged Stock constitutes margin stock.

          4.01(p)  Prohibited Securities Transactions.  No proceeds of any
                   ----------------------------------
Advance will be used by the Borrower or any of its Subsidiaries to acquire any security in any transaction that is subject to Section 12 of the Securities Exchange Act of 1934, as amended, other than proceeds of Advances used to purchase shares of common stock of the Borrower to the extent permitted by clause (iv) of Section 5.02(g) hereof.

          4.01(q)  Investment Company Act.  Neither the Borrower nor any of its
                   ----------------------
Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          4.01(r)  Casualties.  Neither the business nor the
                   ----------
properties of the Borrower or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty, materially adversely affecting the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any such Subsidiary.

          4.01(s)  Executive Compensation Agreements.  Set forth in Schedule
                   ---------------------------------
4.01(s) is a complete and accurate list of all compensation arrangements in effect as of the date of this Amended Agreement between the Borrower or any of its Subsidiaries and the five most highly compensated executive officers of the Borrower and its Subsidiaries.

          4.01(t)  Collateral, Etc.
                   ---------------

          (i) Schedule 4.01(t) contains a complete and accurate description and list as of the Closing Date of the location, by state, county and street address and operating division, of all of the Real Property of the Borrower and its Subsidiaries, together with the lessors thereof, the status of any consent from the lessor with respect to any such Leasehold obtained or proposed to be obtained in connection with the Acquisition, any Loan Document or any Related Document.

         (ii) The Borrower or a Guarantor is the record and beneficial owner of all of the presently existing Collateral covered by (A) the Security Agreements, (B) the Pledge Agreements and (C) the Mortgages, in each case free and clear of all mortgages, deeds of trust, pledges, liens, security interests, options and other charges or encumbrances, except for those created or permitted by this Agreement and the Collateral Documents.

        (iii) The Borrower or a Guarantor has good, marketable and insurable fee simple title to all Real Property and a valid and indefeasible leasehold interest in all Leaseholds, free and clear of all liens, charges and encumbrances of every kind and character, except for those created or permitted by this Agreement and the Collateral Documents.

         (iv) Each Ground Lease (as defined in the Mortgages) is a valid and subsisting lease in full force and effect in accordance with the terms thereof; the Borrower or a Guarantor, as the case may be, is in possession of all Real Property and the Leaseholds constituting part of the Collateral and no material default by the Borrower or such Guarantor, as the case may be, exists and neither the Borrower nor any Guarantor has knowledge of any other default under such Ground Lease or other agreement relating to any Real Property or Leaseholds constituting part of the Collateral; and no lien, charge or encumbrance of any kind or character exists on or with respect to the Borrower's or the Guarantor's, as the case may be, interest in any such Real Property or Leasehold, other than Permitted Liens.

          4.01(u)  Consents.  Set forth in Schedule 4.01(u) is a complete and
                   --------
accurate list of all consents required in connection with the Acquisition, the other Closing Date Transactions and the Loan Documents (including, but not limited to, consents relating to all network affiliation contracts, power site leases and FCC matters), all of which will have been duly obtained and shall be in full force and effect on the Closing Date and at all times thereafter, except where the failure to obtain such consents will not have a material adverse effect, alone or in the aggregate, on the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any of its Subsidiaries.

          4.01(v)  Security Agreements.  As of the Closing Date and at all times
                   -------------------
thereafter, each Security Agreement will create valid and perfected first priority security interests in and liens on the Collateral covered thereby (except as provided therein), such security interests and liens being in each case enforceable against all third parties and securing the payment of all obligations purported to be secured thereby, and all filings and other actions necessary or advisable to perfect and protect such security interests shall have been duly made or taken.

          4.01(w)  Mortgages.  From and after the recording of the Mortgage
                   ---------
Amendments and the KCAL Mortgage, each Mortgage will create a valid and enforceable first priority mortgage lien on and security interest in the Real Property covered thereby, enforceable against the Borrower or the Guarantor granting such Mortgage, as the case may be, and all third parties, and securing the payment of all obligations purported to be secured thereby, and all filings and other actions necessary or desirable to perfect and protect such mortgage lien and security interest will have been duly taken.

          4.01(x)  Status Under Communications Act.  Each material license,
                   -------------------------------
permit and other authority issued, granted, approved or otherwise authorized by the FCC for the benefit of the Borrower or any of its Subsidiaries is in good standing, unimpaired by any act or omission of the Borrower or any of its Subsidiaries or any of their respective officers, directors, employees or agents. Neither the Borrower nor any of its Subsidiaries is the subject of any outstanding citation, order or, to the knowledge of the Borrower, investigation by the FCC which would have a material adverse effect on the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any of its Subsidiaries, and no such citation, order or investigation to the knowledge of the Borrower or any of its Subsidiaries is contemplated by the FCC. The Borrower and each of its Subsidiaries has filed all material reports and applications required to be filed by the FCC or the Communications Act and has paid all fees required to be paid by the FCC or the Communications Act.

          4.01(y)  Compliance with Environmental Requirements; No Hazardous
                   --------------------------------------------------------
Materials.  Except as described on Schedule 4.01(y) and except to the extent the
---------
matters referred to below would result in liabilities for the Borrower and its Subsidiaries of less than $100,000 in the aggregate, after giving effect to the
Acquisition:

          (i) Other than in compliance with all applicable Environmental Laws, no Hazardous Materials are located on any properties now or previously owned, leased or operated by the Borrower or any of its Subsidiaries or have been released into the environment, or deposited, discharged, placed or disposed of at, on or under any of such properties. No portion of any such property is being used, or has been used at any previous time, for the disposal, storage, treatment, processing or other handling of Hazardous Materials (other than processing or handling incidental to the generation of Hazardous Materials in compliance with all applicable Environmental
     Laws).

          (ii) No asbestos or asbestos-containing materials in airborne or friable form are present on any of the properties now or previously owned, leased or operated by the Borrower or any of its Subsidiaries.

         (iii) No polychlorinated biphenyls are located on or in any properties now or previously owned, leased or operated by the Borrower or any of its Subsidiaries, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils or any other device or form.

          (iv) No underground storage tanks are located on any properties now or previously owned, leased or operated by the Borrower or any of its Subsidiaries, or were located on any such property and subsequently removed or filled.

           (v) No notice, notification, demand, request for information, complaint, citation, summons, investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials has been received by the Borrower or any of its Subsidiaries or, to the Borrower's knowledge, is proposed, threatened or anticipated with respect to or in connection with the operation of any properties now or previously owned, leased or operated by the Borrower or any of its Subsidiaries. All such properties and their existing and prior uses comply and at all times have complied with any applicable governmental requirements relating to environmental matters or Hazardous Materials. There is no condition on any of such properties which is in violation of any applicable governmental requirements relating to Hazardous Materials, and neither the Borrower nor any of its Subsidiaries has received any communication from or on behalf of any governmental authority that any such condition exists. None of such properties nor any property to which the Borrower has, directly or indirectly, transported or arranged for the transportation of any material is listed or, to the Borrower's knowledge, proposed for listing on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or cleanup, nor, to the knowledge of the Borrower, is any such property anticipated or threatened to be placed on any such list.

          (vi) There has been no environmental investigation, study, audit, test, review or other analysis conducted of which the Borrower has knowledge in relation to the current or prior business of the Borrower or any property or facility now or previously owned, leased or operated by the Borrower or any of its Subsidiaries which has not been delivered to the Lenders or will not have been delivered to the Lenders at least five days prior to the Closing Date.

For purposes of this Section 4.01(y), (x) the terms "Borrower" and "Subsidiary" shall include any business or business entity (including a corporation) which is, in whole or in part, a predecessor of the Borrower or any Subsidiary if the Borrower or such Subsidiary, as a successor to such business or business entity, is or could be subject to successor liability under applicable law and (y) any representation made with respect to properties not presently owned, leased or operated by the Company or any of its Subsidiaries shall be limited to conditions, activities or requirements at or in connection with such properties for which the Borrower or any of its Subsidiaries is or could be subject to liability.

          4.01(z)  Compliance with Laws.  The Borrower and its Subsidiaries are
                   --------------------
in compliance in all material respects with all applicable laws, rules and regulations, other than such laws, rules or regulations (i) the validity or applicability of which the Borrower or such Subsidiary is contesting in good faith or (ii) the failure to comply with which would not have a material adverse effect on the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any of its Subsidiaries.

          4.01(aa)  Representations in Related Documents are True and Correct.
                    ---------------------------------------------------------
Each of the representations and warranties of the Borrower and its Subsidiaries contained in the Related Documents is true and correct in all material respects.

          4.01(bb)  Obligations are Senior Debt and Designated Senior Debt.  All
                    ------------------------------------------------------
obligations of the Borrower and the Guarantors under this Amended Agreement, the Notes, the Letters of Credit, the Guaranty Agreement, the other Loan Documents and any Interest Rate Protection Agreements are "Senior Debt" and "Designated Senior Debt" within the meaning of, and are entitled to the benefits of, Article X of the indentures governing the 1994 Subordinated Notes, the 1995 Subordinated Notes and the 1996 Subordinated Notes and of any indentures governing any other Permitted Subordinated Debt.


                                   ARTICLE V

                           COVENANTS OF THE BORROWER

          SECTION 5.01.  Affirmative Covenants.  So long as any Obligation
                         ---------------------
hereunder or under any Loan Document shall remain unpaid, or any Letter of Credit shall be outstanding, or any Lender shall have any Term Loan Commitment or Revolving Facility Commitment hereunder, the Borrower will, unless the Majority Lenders otherwise consent in writing:

          5.01(a)  Compliance with Laws, Etc.  Perform and promptly comply, and
                   --------------------------
     cause each of its Subsidiaries to perform and promptly comply, in all material respects, and cause all property of the Borrower and each such Subsidiary to be maintained, used and operated in all material respects in accordance with all (i) present and future laws, ordinances, rules, regulations, orders and requirements (including, without limitation, the Communications Act, Environmental Laws and ERISA) of every duly constituted governmental or quasi-governmental authority or agency applicable to the Borrower, any of its Subsidiaries or any of their properties, (ii) similarly applicable orders, rules and regulations of any regulatory, licensing, accrediting, insurance underwriting or rating organization or other body exercising similar functions, and (iii) similarly applicable duties or obligations of any kind imposed under any certificate of occupancy, Leasehold or otherwise by law, covenant, conditions, agreement or easement, public or private, in each case except where the failure to perform and promptly comply would not result in a material adverse affect on the business, condition (financial or otherwise), operations, properties or prospects of the Borrower, of any of its Subsidiaries or of the Borrower and its Subsidiaries taken as a whole.

          5.01(b)  Conduct of Business; Preservation of Corporate Existence.
                   --------------------------------------------------------
     Continue, and cause each of its Subsidiaries to continue, to engage only in business of the same general type as now conducted by the Borrower and its Subsidiaries, and preserve and maintain, and cause each of its Subsidiaries that is a corporation to preserve and maintain, its corporate existence and corporate rights (charter and statutory), and those corporate franchises material to the business or operations of the Borrower or such Subsidiary and to cause each of its Subsidiaries that is a partnership to preserve and maintain its existence as a partnership and its rights (both under law and pursuant to its partnership agreement) as such, and those franchises material to the business or operations of such partnership.

          5.01(c)  Visitation Rights.  At any reasonable time and from time to
                   -----------------
     time, upon reasonable notice permit any Agent or any of the Lenders or any agents or representatives thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the business and financial affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with its independent certified public accountants and advise such accountants that the Agents and the Lenders have been authorized to exercise all rights of the Borrower to require such accountants to disclose any and all financial statements and other information of any kind that they may have with respect to the Borrower and any of its Subsidiaries and direct such accountants to comply with any requirements of any Agent or any Lender for such information.

          5.01(d)  Keeping of Books.  Keep, and cause each of its Subsidiaries
                   ----------------
     to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each of its Subsidiaries in accordance with generally accepted accounting principles.

          5.01(e)  Maintenance of Insurance.  Maintain, and cause each of its
                   ------------------------
     Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts, with such deductibles and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates. If the Borrower or any Subsidiary receives any Major Casualty Proceeds, notwithstanding any requirements contained in the Collateral Documents requiring that Major Casualty Proceeds must be paid directly to the Administrative Agent, the Borrower shall deliver, and shall cause each of its Subsidiaries to deliver, such Major Casualty Proceeds to the Administrative Agent, to be held, applied and distributed in accordance with Section 5 of the Security Agreement. Until so delivered, any such Major Casualty Proceeds shall be held in trust for the benefit of the Administrative Agent, the Documentation Agent, the Lenders and the Issuing Bank, and shall not be commingled with any other funds or property of the Borrower or any of its Subsidiaries.

          5.01(f)  Payment of Taxes, Etc.  (i) File, and cause each of its
                   ----------------------
     Subsidiaries to file, all tax returns and information and other similar filings (Federal, state, local and foreign) required to be filed; (ii) pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (A) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (B) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however,
                                                           --------  -------
     that neither the Borrower nor any such Subsidiary shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and in respect of which adequate provision for payment has been made and adequate reserves are being maintained in accordance with generally accepted accounting principles and as long as the proceedings referred to above could not subject any Agent or any Lender to any civil or criminal penalty or liability or involve any risk of the sale, loss or forfeiture of any item of Collateral and, where applicable, in accordance with the Mortgages; and provided further that in the case of any item of the foregoing description
     -------- -------
     involving in excess of $250,000, the appropriateness of the proceedings shall be supported by an opinion of the independent counsel responsible for such proceedings and the adequacy of such reserves, if any, shall be supported by an opinion of the independent accountants of the contesting Person (which opinions shall be delivered to the Lenders); and (iii) maintain, and cause each of its Subsidiaries to maintain, appropriate reserves in respect of all taxes, assessments, governmental charges and levies imposed on it or upon its property.

          5.01(g)  Maintenance of Properties, Etc.  Maintain and preserve, and
                   -------------------------------
     cause each of its Subsidiaries to maintain and preserve, in good working order and condition, ordinary wear and tear excepted, all of its properties with respect to which failure to so maintain and preserve would have a material adverse effect on the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any Subsidiary or on the value or utility to the Borrower or such Subsidiary of any property material to its business.

          5.01(h)  Maintenance of FCC Licenses, Affiliation Agreements, Etc.
                   ---------------------------------------------------------
     Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, each license, franchise, permit and other authorization necessary or desirable under the Communications Act or otherwise with respect to which the failure to so maintain and preserve would have a material adverse effect on the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any such Subsidiary or on the value or utility to the Borrower or such Subsidiary of any such authorization, including, but not limited to, performing and observing (except as otherwise provided by law) each term and provision of each network affiliation agreement to which it is a party and maintaining each such agreement in full force and effect, it being understood that failure to maintain any such network affiliation agreement in full force and effect shall be deemed to result in such a material adverse effect, such material adverse effect being deemed to occur at such time as programming ceases to be provided pursuant to such network affiliation agreement; provided that
                                                                 --------
     such material adverse effect shall not be deemed to occur if, prior to the time that such programming ceases, the Borrower or such Subsidiary shall have entered into a network affiliation agreement with another network which agreement and network are reasonably satisfactory to the Majority Lenders.

          5.01(i)  Arm's-Length Transactions.  Conduct, and cause each of its
                   -------------------------
     Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of its Affiliates (including Adam Young Inc.) on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or any such Subsidiary, as the case may be, and, in each case in which Adam Young Inc. or another Affiliate of the Borrower acts as sales representative, commission agent or the like on behalf of the Borrower or any of its Subsidiaries, cause the arrangements with respect thereto to provide that such Affiliate (i) shall not receive, directly or indirectly, compensation (including percentage of the sales price to be paid, time and terms of payment) or other benefits greater than that which is then typical in the industry for similar transactions, and (ii) shall deal at all times with the Borrower and its Subsidiaries at arm's length; provided that, so
                                                        --------
     long as the Borrower owns (directly or indirectly) 100% of the capital stock or partnership interests of each Guarantor, transactions between the Borrower and any Guarantor or between any two Guarantors need not be on terms no less favorable than any such party would obtain in a comparable arm's-length transaction.

          5.01(j)  Solvency.  Continue to be Solvent and cause each of its
                   --------
     Subsidiaries to continue to be Solvent.

          5.01(k)  Plan Contribution.  Make, and cause each Subsidiary to make,
                   -----------------
     when due, all contributions required by law to be made to all Plans.

          5.01(l)  Pro Forma Debt Service Coverage.  Cause, at all times, the
                   -------------------------------
     ratio of (i) the excess of Operating Cash Flow over Capital Expenditures, in each case for the four consecutive Fiscal Quarters then most recently ended, to (ii) Pro Forma Debt Service at such time to be not less than 1.10 to 1.

          5.01(m)  Interest Coverage.  Cause, (i) as of the Closing Date, the
                   -----------------
     ratio of Operating Cash Flow to Total Interest Expense, in each case for the four consecutive Fiscal Quarters then most recently ended, to be not less than 1.50 and (ii) as of the last day of each Fiscal Quarter during any year set forth below, the ratio of Operating Cash Flow to Total Interest Expense, in each case for the four consecutive Fiscal Quarters ending on such day, to be not less than the required ratio set forth below opposite such year:

            Fiscal Quarter          Required
            Ending During            Ratio
            ----------------------  --------

            1996                        1.50
            1997                        1.60
            1998                        1.80
            1999                        1.95
            Thereafter                  2.25

          5.01(n)  Senior Debt to Operating Cash Flow Ratio.  Cause, (i) as of
                   ----------------------------------------
     the Closing Date, the ratio of (x) Senior Debt as of the Closing Date to
     (y) Operating Cash Flow for the four consecutive Fiscal Quarters then most recently ended to be not greater than 3.50 and (ii) as of the last day of each Fiscal Quarter during any year set forth below, the ratio of (A) Senior Debt as of such day to (B) Operating Cash Flow for the four consecutive Fiscal Quarters ending on such day to be not greater than the required ratio set forth below opposite the last day of such Fiscal
     Quarter:

            Fiscal Quarter          Required
            Ending During            Ratio
            ----------------------  --------

            1996                        3.25
            1997                        3.00
            1998                        2.75
            1999                        2.75
            Thereafter                  2.25


          5.01(o)  Debt to Operating Cash Flow Ratio.  Cause the Debt to
                   ---------------------------------
     Operating Cash Flow Ratio (i) as of the Closing Date to be equal to or less than 6.50 and (ii) as of the last day of each Fiscal Quarter during any year set forth below, to be equal to or less than the required ratio set forth below opposite the last day of such Fiscal Quarter:

            Fiscal Quarter          Required
            Ending During            Ratio
            ----------------------  --------

            1996                        6.25
            1997                        6.25
            1998                        5.50
            1999                        5.00
            Thereafter                  4.50


          5.01(p)  Accuracy of Information Given to Lenders.  Use its best
                   ----------------------------------------
     efforts to ensure that all written information, exhibits or reports furnished by the Borrower or any of its Subsidiaries to any Agent or any Lender will contain no untrue statement of a material fact and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading.

          5.01(q)  Management.  Retain as its chief executive officer its
                   ----------
     present Chairman. Notwithstanding anything to the contrary in this Agreement, all policy and operational decisions relating to the operations of any television broadcasting stations now or hereafter owned or operated by the Borrower or any of its Subsidiaries will remain within the exclusive control of the Borrower or its Subsidiaries.

          5.01(r)  Further Assurances.  Promptly, upon request by any Agent or
                   ------------------
     any Lender through the Documentation Agent, correct, and cause each party to a

     Loan Document to promptly correct, any defect or error that may be discovered in any Loan Document or in the execution, acknowledgement or recordation thereof. Promptly, upon request by any Agent or any Lender through the Documentation Agent, the Borrower also will, and will cause each Guarantor to, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, pledge agreements, security agreements, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments (including but not limited to subleases or other grants of rights with respect to the Leasehold interests) as any Agent or any Lender through the Documentation Agent may require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Loan Documents any of the Borrower's and its Subsidiaries' properties, rights or interests covered or now or hereafter intended to be covered by any of the Loan Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agents and the Lenders the rights granted or now or hereafter intended to be granted to the Agents and/or the Lenders under any Loan Document or under any other instrument executed in connection with any Loan Document to which the Borrower or any of its Subsidiaries is or may become a party.

          5.01(s)  Management of Partnerships.  Cause the KLFY Partnership, the
                   --------------------------
     WKRN Partnership and the WATE Partnership to be managed and operated, and cause their respective affairs to be conducted, in accordance with the terms and conditions of the KLFY Partnership Agreement, the WKRN Partnership Agreement and the WATE Partnership Agreement, respectively.

          5.01(t)  Hazardous Materials; Remediation.  Promptly give notice to
                   --------------------------------
     the Lenders in writing of any complaint, order, citation, notice or other written communication from any Person with respect to, or if the Borrower becomes aware of, (x) the existence or alleged existence of a violation of any applicable Environmental Law or the incurrence of any material liability, obligation, loss, damage, cost, expense, fine, penalty or sanction or the requirement to commence any material remedial action resulting from or in connection with any air emission, water discharge, noise emission, Hazardous Material or any other environmental, health or safety matter at, upon, under or within any of the properties now or previously owned, leased or operated by the Borrower or any of its Subsidiaries, or due to the operations or activities of the Borrower, any Subsidiary or any other Person on or in connection with any such property or any part thereof, in each case if the Borrower or any of its Subsidiaries is or could be subject to liability therefor or (y) any release on any of such properties of Hazardous Materials in a quantity that is reportable under any applicable Environmental Law; and (ii) promptly comply with any governmental requirements requiring the removal, treatment or disposal of such Hazardous Materials and provide evidence satisfactory to the Majority Lenders of such compliance.

          5.01(u)  FCC Filings.  Within 30 days of the execution hereof and
                   -----------
     thereof, file with the FCC a copy of this Agreement and of each other Loan Document required to be filed with the FCC pursuant to 47 C.F.R. Section 73.3613, and confirm in writing to the Administrative Agent that such copies have been duly and timely filed.

          SECTION 5.02.  Negative Covenants.  So long as any Obligation
                         ------------------
hereunder or under any Loan Document shall remain unpaid, or any Letter of Credit shall be outstanding, or any Lender shall have any Term Loan Commitment or Revolving Facility Commitment hereunder, the Borrower will not, without the written consent of the Majority Lenders or, in the case of Section 5.02(c) or
Section 5.02(d), without the written consent of each Lender:

          5.02(a)  Liens, Etc.  Create, incur, assume or suffer to exist, or
                   -----------
     permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its assets or properties of any character (including, without limitation, accounts and shares of capital stock and partnership interests of the Borrower's Subsidiaries), whether now owned or hereafter acquired, or assign any right to receive income, or sign or file, or permit any of its Subsidiaries to sign or file, under the Uniform Commercial Code or any comparable statute of any jurisdiction a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign, or permit any of its Subsidiaries to sign, any security agreement authorizing any secured party thereunder to file such a financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts; excluding, however, from the operation of the foregoing
               ---------  -------
     restrictions the Liens created by or pursuant to the Loan Documents and Permitted Liens.

          5.02(b)  Debt.  Create, incur, assume, guarantee or suffer to exist,
                   ----
     or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist, any Debt, other than (i) Debt under the Loan Documents,
     (ii) Debt existing on the date of this Amended Agreement and listed on
     Schedule 4.01(n), (iii) Debt existing on the date of this Amended Agreement and not listed on Schedule 4.01(n) in an aggregate principal amount not to exceed $250,000, (iv) Existing Subordinated Debt, and (v) Debt incurred after the Closing Date when no Default is then continuing or would result therefrom as follows:

               (A) Debt incurred by the Borrower or any Subsidiary of the Borrower in the ordinary course of business, consistent with past practice, for the deferred purchase price of goods or services;

               (B)  Permitted Subordinated Debt;

               (C) Debt of the Borrower or any Subsidiary of the Borrower secured by a Lien described in clause (vii) of the definition of Permitted Liens, in an aggregate principal amount outstanding at any time not to exceed $10,000,000;

               (D) Obligations of the Borrower or any Subsidiary under Capital Leases; provided that the aggregate amount of Capital Lease
                  --------
          Obligations with respect to all such Capital Leases shall not at any time exceed $5,000,000;

               (E) Guaranteed Debt in an aggregate principal amount outstanding at any time not to exceed $1,000,000; and

               (F) Obligations of the Borrower under any Interest Rate Protection Agreements and other Derivatives Obligations to the extent permitted by Section 5.02(s).

          5.02(c)  Mergers.  Merge or consolidate with or into any Person, or
                   -------
     permit any of its Subsidiaries to do so or agree to any such transaction; provided that
     --------
     if no Default shall have occurred and be continuing, and the Borrower or such Subsidiary is the surviving entity, the prior written consent of each Lender shall not be required but the prior written consent of the Majority Lenders shall be required.

          5.02(d)  Sales, Etc., of Assets.  Unless the Borrower obtains the
                   ----------------------
     prior written consent of each Lender, sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, except (i) sales, leases, transfers and other dispositions of inventory and used, surplus or worn-out equipment (including abandonment of assets having no further useful life to the Borrower or such Subsidiary, as the case may be) made in the ordinary course of business of the Borrower or such Subsidiary, as the case may be,
     (ii) transfers by the Borrower or a Guarantor to another Guarantor or the Borrower so long as the Borrower owns directly 100% of the capital stock of each Guarantor that is a corporation and directly or through one or more wholly owned Subsidiaries 100% of the partnership interests of each Guarantor that is a partnership, and (iii) Permitted Asset Sales.

          5.02(e)  Maintenance of Ownership of Subsidiaries; Issuance of Stock
                   -----------------------------------------------------------
     and Partnership Interests, Etc.  Sell or otherwise dispose of, or commit to
     -------------------------------
     sell or otherwise dispose of, any shares of capital stock of or any partnership interests in any of its Subsidiaries unless such disposition constitutes a Permitted Asset Sale, or permit any of its Subsidiaries to issue, sell or otherwise dispose of, or commit to issue, sell or otherwise dispose of, any shares of its capital stock or any partnership interests or capital stock of or partnership interests in any other Subsidiary of the Borrower.

          5.02(f)  Investments in Other Persons and Asset Purchases.  Make, or
                   ------------------------------------------------
     permit any of its Subsidiaries to make, any loan or advance to, or investment in, any other Person, or purchase or otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire, any shares of capital stock, obligations or other securities of, make any capital contribution to, or otherwise invest in, any other Person (an

     "Investment"), or make any Asset Purchase except for (i) Temporary Cash
      ----------
     Investments, (ii) trade receivables created in the ordinary course of the business of the Borrower or its Subsidiaries, (iii) Investments in the Borrower by any Guarantor, Investments in any Guarantor
     by the Borrower or by any other Guarantor and purchases of shares of common stock of the Borrower to the extent permitted by clause (iv) of Section 5.02(g) hereof, (iv) Asset Purchases and Investments made after the date hereof in any one or more Persons, other than the Borrower or any Guarantor, in an aggregate amount of all Asset Purchases made since the Closing Date, together with Investments outstanding at any time, not exceeding $7,500,000, (v) Permitted Acquisitions, (vi) Permitted Acquisition Deposits and (vii) Investments in Tower Affiliates, to the extent incidental to the ownership and operation of the transmission towers owned by such Tower Affiliates. Without limiting the generality of the foregoing, the Borrower will not, and will not permit any Subsidiary to, acquire or create any Subsidiary, unless (x) arrangements satisfactory to the Agents shall have been made for (A) the pledge of the stock of such Subsidiary to the Administrative Agent for its benefit and the benefit of the Secured Parties, (B) such Subsidiary to become a Guarantor hereunder and (C) the granting of liens and security interests in substantially all of the assets of such Subsidiary to the Administrative Agent for its benefit and the benefit of the Secured Parties or (y) such Subsidiary is created in anticipation of a Permitted Acquisition and, prior to the time of such Permitted Acquisition, neither the book value nor the fair market value of the assets of such Subsidiary (disregarding its rights, if any, under the related acquisition agreement) exceeds $50,000; provided that the
                                                               --------
     provisions of clause (c) of the definition of "Permitted Acquisition" must be satisfied at the time of such Permitted Acquisition.

          5.02(g)  Restricted Payments.  Declare or make any Restricted Payment,
                   -------------------
     or return any capital to its stockholders as such, or make any distribution of assets, stock, warrants, rights, obligations or securities to its stockholders as such, or permit any of its Subsidiaries to declare or make any Restricted Payment, or return any capital to any of their stockholders or to any of the Borrower's stockholders, or make any distribution of assets to any of their stockholders or any of the Borrower's stockholders as such, except that (i) the Borrower's Subsidiaries may pay cash dividends to the Borrower, (ii) any Subsidiary of the Borrower that is a partnership may make distributions to its partners in accordance with the provisions of the partnership agreement governing such partnership, (iii) the Borrower may purchase shares of (or options to purchase shares of) its common stock from employees of the Borrower or any Subsidiary of the Borrower so long as
     (x) before and after giving effect to any such purchase, no Default shall have occurred and be continuing and (y) the aggregate number of shares (including the equivalent number of shares in the case of options) purchased by the Borrower from all employees since the Closing Date shall not exceed 2% of the aggregate number of shares of the Borrower's Class A Common Stock, Class B Common Stock and Class C Common Stock outstanding on the Closing Date and (iv) the Borrower may purchase, or make distributions of cash dividends on, shares of its common stock so long as before and after giving effect to any such purchase or distribution, (A) no Default shall have occurred and be continuing, (B) at the time of any such purchase or distribution, the Debt to Operating Cash Flow Ratio, after giving effect to such purchase or distribution, shall be less than 5.50, (C) the aggregate amount paid by the Borrower for all such purchases and distributions pursuant to this clause (iv) from and after the Closing Date shall not exceed $20,000,000 and (D) before and after giving effect to any such purchase or distribution, the Borrower shall be in compliance with
     Section 4.05(a) of the indenture governing any Existing Subordinated Debt as in effect on the Closing Date, and of any equivalent provisions of any indentures governing any Permitted Subordinated Debt.

          5.02(h)  Prepayment of Debt.  Prepay, redeem, defease (whether
                   ------------------
     actually or in substance) or purchase, in any manner (or deposit or set aside funds for the purpose of any of the foregoing), make any payment in respect of principal of or premium on, or make any payment in respect of interest on any Debt (including, without limitation, any Existing Subordinated Debt and any Permitted Subordinated Debt), or permit any of its Subsidiaries to prepay, redeem, defease (whether actually or in substance) or purchase in any manner, make any payment in respect of principal of or premium on, or make any payment in respect of interest on any Debt (including, without limitation, any Existing Subordinated Debt and any Permitted Subordinated Debt), in each case other than:

          (i) regularly scheduled repayments of principal or payments of interest required in accordance with the terms of the instruments governing the respective Debt;

          (ii) any repayments or prepayments of principal and any payments of interest in respect of the Notes;

          (iii) regularly scheduled rental payments in respect of Capital
     Leases;

          (iv) if the Debt to Operating Cash Flow Ratio is 5.0 or greater on or before June 30, 2000, or 4.5 or greater thereafter, any prepayment, redemption, defeasance or purchase of any Existing Subordinated Debt or Permitted Subordinated Debt, so long as before and after giving effect thereto, (A) the aggregate amount paid by the Borrower or any other Loan Party for all such prepayments, redemptions, defeasances and purchases pursuant to this clause (iv) after the Closing Date shall not exceed $20,000,000, (B) no Default shall have occurred and be continuing and (C) the Borrower shall be in compliance with all Subordinated Debt Documents;

          (v) if the Debt to Operating Cash Flow Ratio is less than 5.0 on or before June 30, 2000, or 4.5 thereafter, any prepayment, redemption, defeasance or purchase of any Existing Subordinated Debt or Permitted Subordinated Debt in an unlimited amount, so long as before and after giving effect thereto, (A) no Default shall have occurred and be continuing and (B) the Borrower shall be in compliance with all Subordinated Debt Documents; and

          (vi) any prepayment, redemption, defeasance or purchase of any Existing Subordinated Debt from the Net Proceeds of Refinancing Permitted Subordinated Debt at the time of issuance thereof so long as before and after giving effect thereto, no Default shall have occurred and be continuing and the Borrower shall be in compliance with all Subordinated Debt Documents.

          5.02(i)  Change in Business; Cease Broadcasting.  Engage, or permit
                   --------------------------------------
     any of its Subsidiaries to engage, in any business other than over-the-air television broadcasting and activities incidental or reasonably related thereto; or permit any broadcast station operated by the Borrower or any of its Subsidiaries to cease broadcasting for a period in excess of 10 consecutive days.

          5.02(j)  Change of Accountants.  Replace its then current Independent
                   ---------------------
     Public Accountants unless the successor independent public accountants qualify as an Independent Public Accountant as defined in this Agreement and the Borrower shall have delivered to the successor independent public accountants a letter complying with the provisions of Section 3.01(g)(19).

          5.02(k)  Amendment of Charter or By-Laws.  Amend, modify or change in
                   -------------------------------
     any manner, or permit any of its Subsidiaries to amend, modify or change in any manner, the provisions of its certificate of incorporation or by-laws or any agreement entered into by it or any of its Subsidiaries with respect to its capital stock or partnership interests, including the KLFY Partnership Agreement, the WKRN Partnership Agreement and the WATE Partnership Agreement, unless in each case such amendment, modification or change would not be disadvantageous to the Lenders and the Borrower shall have delivered prior written notice to the Lenders of such amendment, modification or change, with a copy thereof.

          5.02(l)  Termination of Licenses.  Terminate, lose, fail to hold or
                   -----------------------
     fail to renew, or permit any of its Subsidiaries to terminate, lose, fail to hold or fail to renew, any license, permit or authorization granted by the FCC if such termination, loss or failure to hold or failure to renew would have a materially adverse effect upon the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any such Subsidiary.

          5.02(m)  Amendment, Etc. of Related Documents.  Without the express
                   ------------------------------------
     prior written consent of the Majority Lenders, (i) cancel or terminate any Related Document or consent to or accept any cancellation or termination thereof, (ii) amend or otherwise modify any material term or provision of any Related Document or give any consent, waiver or approval with respect thereto (provided that the provisions of Article X of the indentures
              --------
     governing the 1994 Subordinated Notes, the 1995 Subordinated Notes and the 1996 Subordinated Notes, any similar provisions of any indentures governing any other Permitted Subordinated Debt and the definitions of any defined terms used therein shall be deemed to be material), (iii) waive any breach of any material term or provision of any Related Document or any default thereunder as a result thereof, or (iv) take or fail to take any other action in connection with the Related Documents that would impair the interests or rights of any Agent or any Lender.

          5.02(n)  Trade Debt.  Create, incur, assume, guarantee, or suffer to
                   ----------
     exist Trade Debt other than in the ordinary course of business.

          5.02(o)  Employee Benefit Costs and Liabilities.
                   --------------------------------------

     Create, incur, assume, guarantee or suffer to exist, or permit any ERISA Affiliate to create, incur, assume, guarantee or suffer to exist, (i) any Insufficiency with respect to a Plan or any obligation with respect to a Multiemployer Plan or (ii) any liability with respect to welfare plans (as defined in Section 3(1) of ERISA, but excluding medical plans established for the benefit of employees of the Borrower or any Subsidiaries) if, immediately after giving effect to such liability, the aggregate annualized cost (including, without limitation, the cost of insurance premiums) with respect to such plans for which the Borrower is or may become liable in any fiscal year of the Borrower would exceed $250,000.

          5.02(p)  Plan Amendments.  Adopt an amendment with respect to which
                   ---------------
     security is required under Section 307 of ERISA to any Plan.

          5.02(q)  Limited Partners.  Permit LAT, YBT or YBK (i) to conduct any
                   ----------------
     business other than to acquire and hold a limited partnership interest in, respectively, the KLFY Partnership, the WKRN Partnership and the WATE Partnership and to exercise their rights and perform their obligations under the KLFY Partnership Agreement, the WKRN Partnership Agreement and the WATE Partnership Agreement, respectively, (ii) to cause or permit, or agree to cause or permit in the future (upon the happening of a contingency or otherwise), any consensual security interest, lien or other encumbrance upon any of its assets or (iii) to hold any interest whatsoever in any asset other than (A) a limited partnership interest in the KLFY Partnership, the WKRN Partnership or the WATE Partnership and (B) cash; provided that any cash in excess of $10,000 is distributed to the Borrower
     --------
     or paid to the KLFY Partnership, the WKRN Partnership or the WATE Partnership within 30 days of receipt thereof by LAT, YBT or YBK.

          5.02(r)  Limitation on Payment Restrictions Affecting Subsidiaries.
                   ---------------------------------------------------------
     Permit to exist, directly or indirectly, or create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary in existence on the Closing Date to: (i) pay any dividends or make any other distributions on its capital stock or partnership or other equity interests owned by the Borrower or any Subsidiary of the Borrower; (ii) pay any obligations owed to the Borrower or any other Subsidiary; (iii) make loans or advances

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     to the Borrower or any other Subsidiary; or (iv) transfer any of its properties or assets to the Borrower or any other Subsidiary, except for encumbrances or restrictions existing under applicable law.

          5.02(s)  Interest Rate Protection.  Enter into, or permit any of its
                   ------------------------
     Subsidiaries to enter into, interest rate cap agreements or other interest rate protection, except (i) Interest Rate Protection Agreements or (ii) other interest rate cap agreements or other interest rate protection that do not require or provide for the imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, and which contain conditions and are with financial institutions acceptable to the Agents.

          SECTION 5.03.  Reporting Requirements.  So long as any Obligation
                         ----------------------
hereunder or under any Loan Document shall remain unpaid, or any Letter of Credit shall be outstanding, or any Lender shall have any Term Loan Commitment or Revolving Facility Commitment hereunder, the Borrower will furnish to each Lender (and, in the case of the Notice of Debt to Operating Cash Flow Ratio, also to the Administrative Agent) the following:

          5.03(a) In a form reasonably acceptable to the Majority Lenders (i) on or before the 25th day after the end of each month that is not the last month of a Fiscal Quarter, Consolidated balance sheets of the Borrower and its Subsidiaries as of the last day of such month and Consolidated statements of income and retained earnings (including the sales and Operating Cash Flow components thereof) and Consolidated statements of changes in cash flow (including, without limitation, cash payments in respect of Capital Expenditures and Film Expense) of the Borrower and its Subsidiaries for such month and for the period commencing on the first day of such Fiscal Year and ending on the last day of such month (and, in the case of such statements of income, comparing the actual amounts thereof with the amounts budgeted therefor and with the actual amounts thereof in the equivalent periods of the immediately preceding Fiscal Year), in each case certified by the chief financial officer of the Borrower, together with (A) a certificate of the chief financial officer of the Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken or proposes to take with respect thereto and (B)

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     a schedule (each, a "Notice of Debt to Operating Cash Flow Ratio")
                          -------------------------------------------
     prepared by the chief financial officer of the Borrower, in form satisfactory to the Lenders, of the computations used by the Borrower to determine the Debt to Operating Cash Flow Ratio as of the last day of such month.

          5.03(b) As soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year of the Borrower, the Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter, and the related Consolidated statements of income and retained earnings and Consolidated statements of changes in cash flow of the Borrower and its Subsidiaries for each of such quarters and the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, in each case in form and substance satisfactory to the Lenders, certified by the chief financial officer of the Borrower as having been prepared in accordance with generally accepted accounting principles, together with (i) a certificate of the chief financial officer of the Borrower, substantially in the form of Exhibit T and (ii) a schedule prepared by the chief financial officer of the Borrower, in form satisfactory to the Lenders, of the computations used by the Borrower in determining, as of the end of such fiscal quarter, compliance with the limitations contained in Sections 5.01(l), 5.01(m), 5.01(n), 5.01(o), 5.02(a), 5.02(b), 5.02(d), 5.02(f), 5.02(g), 5.02(h),
     6.01(d), 6.01(g), 6.01(k), 6.01(m), 6.01(n) and 6.01(o).

          5.03(c) As soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the annual report for such year for the Borrower and its Subsidiaries, including therein a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and a Consolidated statement of income and retained earnings and a Consolidated statement of changes in cash flow, of the Borrower and its Subsidiaries for such Fiscal Year, certified in a manner acceptable to the Lenders by the Independent Public Accountants, together with (i) a certificate of such accounting firm to the Lenders stating that, in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is

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     continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a certificate of the chief financial officer of the Borrower substantially in the form of Exhibit T, (iii) a schedule prepared by the chief financial officer of the Borrower, in form satisfactory to the Lenders, of the computations used by the Borrower in determining, as of the end of such Fiscal Year, compliance with limitations contained in Sections 5.01(l), 5.01(m), 5.01(n), 5.01(o), 5.02(a), 5.02(b), 5.02(d), 5.02(f), 5.02(g),
     5.02(h), 6.01(d), 6.01(g), 6.01(k), 6.01(m), 6.01(n) and 6.01(o) and the
     calculation of the Debt to Operating Cash Flow Ratio as of the last day of such Fiscal Year, and (iv) unaudited consolidating balance sheets as of the end of such Fiscal Year and statements of income and retained earnings and statements of the sources and uses of funds for such Fiscal Year for the Borrower and each of its Subsidiaries, certified by the chief financial officer of the Borrower;

          5.03(d) As soon as available and in any event by the end of each Fiscal Year, a copy of the annual business and financial plan of the Borrower and its Consolidated Subsidiaries for the next ending Fiscal Year on a monthly basis (for each fiscal month) and for the subsequent Fiscal Year on an annual basis, in form and substance satisfactory to the Administrative Agent, which plan will include (i) projected Consolidated balance sheets of the Borrower for the next ending Fiscal Year; (ii) projected Consolidated cash flow analyses of the Borrower and each of its Subsidiaries for each of the twelve months following the end of such Fiscal Year, on a monthly basis, and for the next ending Fiscal Year on an annual basis; and (iii) projected Consolidated income statements of the Borrower and each of its Subsidiaries for each of the twelve months following the end of such Fiscal Year, on a monthly basis, and for the next ending Fiscal Year on an annual basis;

          5.03(e) Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which the Borrower or any of its Subsidiaries sends to their respective shareholders and copies of all registration statements and reports on Forms 10-K, 10-Q and 8-K (or their equivalent) which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

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          5.03(f)  Promptly after the commencement thereof, notice of all actions, suits, hearings and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any of its Subsidiaries of the type described in Section 4.01(h) or in Section 6.01(g);

          5.03(g) As soon as possible and in any event within five days after the occurrence of any Default, a statement by the chief financial officer of the Borrower setting forth details of such Default and the action which the Borrower has taken or proposes to take with respect thereto;

          5.03(h) Promptly upon becoming aware that any Termination Event with respect to any Plan has occurred, a statement by the chief financial officer of the Borrower describing such Termination Event and each action, if any, which the Borrower and each such ERISA Affiliate proposes to take with respect thereto;

          5.03(i) Promptly and in any event within two Domestic Business Days after receipt thereof by the Borrower or any ERISA Affiliate from the PBGC, copies of each notice received by the Borrower or any ERISA Affiliate from the PBGC stating the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan;

          5.03(j) Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan;

          5.03(k) At the time notice is given or required to be given to the PBGC under Section 302(f)(4)(A) of ERISA of the failure to make timely payments to a Plan, a copy of any such notice filed and a statement of the chief financial officer of the Borrower setting forth (A) sufficient information necessary to determine the amount of the lien under Section 302(f)(3), (B) the reason for the failure to make the required payments and
     (C) the action, if any, which the Borrower or its ERISA Affiliates proposes to take with respect thereto;

          5.03(l) Promptly and in any event within five Domestic Business Days after receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by

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

     the Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability by a Multiemployer Plan, (B) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (C) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA or (D) the amount of liability incurred, or expected to be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause (A), (B) or (C) above;

          5.03(m) Promptly notify, and cause each of its Subsidiaries to promptly notify, the Administrative Agent (i) of any lapse, termination or relinquishment of any station license, permit or other authorization from the FCC held by the Borrower or any of its Subsidiaries or any failure by the FCC to renew or extend any such license, permit or other authorization for other than the usual period thereof, which lapse, termination, relinquishment, failure to renew or extend would have a material adverse effect on the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or any of its Subsidiaries; and
     (ii) of any complaint or other matter filed with or communicated to the FCC, of which the Borrower or any of its Subsidiaries has knowledge and which might have a materially adverse effect upon the renewal or extension of any station license, permit or other authorization held by the Borrower or any of its Subsidiaries, including, without limitation, (A) any complaint to which the FCC has requested an answer, (B) any petition to deny, or informal objection filed with regard to, an application filed by the Borrower or any of its Subsidiaries with the FCC or any mutually exclusive competing application filed for authority to broadcast on the frequencies or channels licensed to the Borrower or any of its Subsidiaries and (C) any citation or notice of violation or order to show cause or order to become a party to a proceeding issued by the FCC against the Borrower or any of its Subsidiaries;

          5.03(n) Promptly after any significant change in accounting policies or reporting practices, notice and a description in reasonable detail of such change;

          5.03(o) Copies of any statement or report to be furnished to any other holder of the securities of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to

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

     the Lenders pursuant to any other clause of this Section 5.03, at such time as such statement or report is to be furnished to such other holder pursuant to such terms;

          5.03(p) As soon as possible after the end of each Fiscal Year, a statement certified by the chief financial officer of the Borrower setting forth in reasonable detail any changes since the date of this Agreement, not previously reported pursuant to this paragraph (p), in the information set forth in Schedules 4.01(h), 4.01(m), 4.01(t) and 4.01(y), or stating that no such changes have occurred;

          5.03(q) Such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may from time to time reasonably request;

          5.03(r) On or before the 90th day of each Fiscal Year, a certificate of the Independent Public Accountants, in form satisfactory to the Lenders, setting forth their calculation of Excess Cash Flow for the immediately preceding Fiscal Year, both before and after giving effect to clause (y) of the last sentence of Section 2.09(b);

          5.03(s) Promptly after (i) the Borrower shall fail to make any payment when due under the Subordinated Debt Documents, (ii) there shall have been an acceleration of the maturity of any Existing Subordinated Debt or any Permitted Subordinated Debt, (iii) the trustee under the indenture for any Existing Subordinated Debt or any Permitted Subordinated Debt or any holder thereof shall have asserted in writing that an "Event of Default" as defined therein shall have occurred and (iv) the commencement of any enforcement proceeding with respect to any Existing Subordinated Debt or any Permitted Subordinated Debt, notice thereof, including a description in reasonable detail of the circumstances, and a statement of the chief financial officer of the Borrower setting forth the action the Borrower has taken or proposes to take with respect thereto; and

          5.03(t) Promptly after the expiration or any termination of any network affiliation agreements of the Borrower or any Subsidiary, notice thereof, including a description in reasonable detail of the circumstances, and a statement of the chief financial

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     officer of the Borrower setting forth the action the Borrower has taken or proposes to take with respect thereto.


                                   ARTICLE VI

                               EVENTS OF DEFAULT

          SECTION 6.01.  Events of Default.  If any of the following events
                         -----------------
("Events of Default") shall occur and be continuing:
-------------------

          6.01(a) The Borrower shall fail to pay within two days of the due date any interest on any Note, shall fail to reimburse when due any drawing under any Letter of Credit or shall fail to pay when due any principal on any Note, any fees or other amounts payable under any Loan Document; or

          6.01(b) Any representation or warranty made by any Loan Party in or in connection with any Loan Document or any amendment thereto or Related Document to which it is a party or any certificate or financial information delivered pursuant to any Loan Document or any amendment thereto or Related Document shall prove to have been incorrect in any material respect when made; or

          6.01(c) Any Loan Party (i) shall fail to perform or observe any term, covenant or agreement contained in Section 2.20, 5.01, 5.02 or 5.03(g) of this Agreement, in any Mortgage, in Sections 4, 6, 7, 8, 9 or 10 of any Security Agreement or in any other provision of any Collateral Document that is comparable to any such Section of any Security Agreement or (ii) shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or

          6.01(d) The Borrower or any Subsidiary shall fail to make when due or within any applicable grace period any payment in respect of any Material Financial Obligations (other than the Notes); any event or condition shall occur which results in the acceleration of the maturity of any Debt (excluding Debt evidenced by the Notes) of the Borrower or any of its Subsidiaries (as the case may be) having an aggregate

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     unpaid principal amount in excess of $1,000,000 or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof; the Borrower or any of its Subsidiaries shall fail to pay when the same becomes due any rental payments in respect of any leases (other than payments with respect to Capital Lease Obligations) requiring in the aggregate, annual lease payments in excess of $1,000,000, and such failure shall continue after the applicable grace period, if any, specified in the lease or leases relating to such rental payment; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

          6.01(e) Any "Event of Default" as defined in any Subordinated Debt Document; or

          6.01(f) The Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur; or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

          6.01(g) One or more judgments or orders for the payment of money aggregating more than $1,000,000 shall be rendered against the Borrower or any of its Subsidiaries and either (i) enforcement proceedings

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

     shall have been commenced by any creditor upon such judgment(s) or order(s) or (ii) there shall be any period of 10 consecutive days (or, if such proceedings are in a state court, such longer period (not to exceed 30 days) following the entry of such judgement or order during which the Borrower shall be entitled under applicable state law to file an appeal as of right) during which a stay of enforcement of such judgment(s) or order(s), by reason of a pending appeal or otherwise, shall not be in effect; or

          6.01(h) Any non-monetary judgment or order shall be rendered against the Borrower or any of its Subsidiaries that is materially adverse to the Borrower and its Subsidiaries taken as a whole, and either (i) enforcement proceedings shall have been commenced by any Person upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          6.01(i) Any provision of any Loan Document after delivery thereof shall for any reason cease to be valid and binding on any Loan Party, or any Loan Party shall so state in writing; or

          6.01(j) Any Collateral Document after delivery thereof shall for any reason cease to create a valid and perfected first priority security interest in any Collateral purported to be covered thereby; or

          6.01(k) Any Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof was required by the terms hereof to have been given to the Administrative Agent by the Borrower, (i) such Termination Event shall still exist and (ii) the sum (determined as of the date of occurrence of such Termination Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which a Termination Event shall have occurred and then exist (or, in the case of a Plan with respect to which a Termination Event described in clause (ii) of the definition of Termination Event shall have occurred and then exist, the liability related thereto) is equal to or greater than $250,000; or

          6.01(l) The Borrower shall cease to own directly 100% of the issued and outstanding Voting Stock of each Subsidiary that is a corporation or shall cease to own,

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

     directly or through one or more wholly owned Subsidiaries, 100% of the partnership interests of each Subsidiary that is a partnership, except in the case of any Subsidiary of which the Borrower shall have disposed of all Voting Stock and all partnership interests pursuant to a Permitted Asset Sale; or

          6.01(m) The Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date of such notification), exceeds $250,000; or

          6.01(n) The Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the average annual amounts contributed to such Multiemployer Plans for the three most recent plan years which include the date hereof by an amount exceeding $250,000; or

          6.01(o) The Borrower or any ERISA Affiliate shall have committed a failure described in Section 302(f)(1) of ERISA and the amount determined under Section 302(f)(3) of ERISA is equal to or greater than $250,000; or

          6.01(p) The Acquisition shall be voided or otherwise declared ineffective before any court or governmental entity; or any such proceeding shall be commenced and shall not be dismissed within 60 days and the Administrative Agent shall not have received an opinion of counsel satisfactory to the Majority Lenders to the effect that there is no substantial likelihood that the outcome of the proceedings would have the effect of voiding or otherwise declaring ineffective the Acquisition; or

          6.01(q) The FCC shall designate for hearing any station license or permit held by the Borrower or any of its Subsidiaries (i) to determine whether the station license or permit should be revoked or modified

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

     in a materially adverse manner, (ii) to determine whether the station license should be renewed or (iii) to determine whether an application for renewal of a license for a station operated by the Borrower or any of its Subsidiaries should be granted or whether the application of another party for said frequency or channel should be granted and in each such case there is a reasonable possibility of an adverse decision which could adversely affect the condition (financial or otherwise), operations or properties of the Borrower or such Subsidiary; or the FCC shall reverse, modify or set aside the FCC order approving the Acquisition or remand the proceeding relating to any such order for reconsideration; or

          6.01(r) There shall occur a material adverse change in the condition (financial or otherwise), operations or properties of (i) the Borrower or
     (ii) any of its Subsidiaries or (iii) the Borrower and its Subsidiaries taken as a whole; or

          6.01(s) Vincent Young, Adam Young, members of their respective immediate families, Persons controlled (as defined in the definition of Affiliate) by Vincent Young or Adam Young and members of management of the Borrower shall fail to hold, in the aggregate for all such individuals and other Persons, record and beneficial title to at least 51% (by number of votes) of the Voting Stock of the Borrower; or

          6.01(t) Any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended), other than Vincent Young, Adam Young and members of their respective immediate families, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said
     Act) of 25% or more (by number of votes) of the Voting Stock of the Borrower; or, during any period of 12 consecutive calendar months (or 24 consecutive calendar months if the Borrower shall have a board of directors with staggered terms of office), individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower; or

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances and the obligation of the Issuing Bank to issue Letters of Credit to

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

be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, declare the Notes, all interest thereon, all Letter of Credit Obligations, all Letter of Credit fees and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all interest thereon, all Letter of Credit Obligations, all Letter of Credit fees and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of
                                         --------  -------
the acceleration of the maturity of any Permitted Subordinated Debt or the commencement of any voluntary proceeding or the taking of any corporate action referred to in subsection (f) above, or the actual or deemed entry of an order for relief with respect to the Borrower or any of its Subsidiaries under the Bankruptcy Reform Act of 1978, as amended, (A) the obligation of each Lender to make Advances (including Swingline Advances) and the obligation of the Issuing Bank to issue Letters of Credit shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

          SECTION 6.02.  Cash Cover.  The Borrower agrees, in addition to the
                         ----------
provisions of Section 6.01 hereof, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the Administrative Agent upon the instruction of Lenders having more than 50% in aggregate amount of the Revolving Facility Commitments (or, if the Revolving Facility Commitments shall have been terminated, holding at least 50% of the Letter of Credit Obligations), pay to the Administrative Agent an amount in immediately available funds equal to the aggregate amount available for drawing under all Letters of Credit then outstanding at such time, and such funds shall be held as collateral pursuant to arrangements satisfactory to the Administrative Agent); provided that, upon the occurrence of any Event of
                       --------
Default specified in clause (f) of Section 6.01 with respect to the Borrower, the Borrower shall pay such amount forthwith without any notice or demand or any other act by the Administrative Agent or any Lender.


                                  ARTICLE VII

                                   THE AGENTS

          SECTION 7.01.  Appointment and Authorization.
                         -----------------------------

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

Each Lender appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Notes and the Collateral Documents as are delegated to such Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

          SECTION 7.02.  Agents and Affiliates.  Each Agent shall have the same
                         ---------------------
rights and powers under this Agreement as any other Lender and may exercise or refrain from exercising the same as though it were not an Agent. Each Agent and each of their respective affiliates may accept deposits from, lend money to, acquire equity interests in and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not an Agent hereunder.

          SECTION 7.03.  Actions by Agents.  The obligations of the Agents
                         -----------------
hereunder are only those expressly set forth herein and neither the Agents nor the Co-Arrangers shall have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist with respect to the Agents or the Co-Arrangers. Without limiting the generality of the foregoing, no Agent shall be required to take any action with respect to any Default, except as expressly provided in Article VI or Section 7.10.

          SECTION 7.04.  Consultation with Experts.  Each of the Agents may
                         -------------------------
consult with legal counsel (who may be internal counsel or counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          SECTION 7.05.  Liability of Agents.  No Agent or any of such Agent's
                         -------------------
affiliates nor any of their respective directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Majority Lenders or (ii) in the absence of its own gross negligence or willful misconduct. No Agent nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III,

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

except receipt of items required to be delivered to the Documentation Agent; or
(iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. No Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

          SECTION 7.06.  Indemnification.  Each Lender shall, ratably in
                         ---------------
accordance with its Lender Share, indemnify each of the Agents, their respective affiliates and the directors, officers, agents and employees of each of the Agents or of their respective affiliates (each an "Indemnitee") (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Indemnitee's gross negligence or willful misconduct) that the Indemnitee may suffer or incur in connection with this Agreement or any action taken or omitted by the Indemnitee hereunder. The provisions of this Section 7.06 shall survive any termination of this Agreement.

          SECTION 7.07.  Credit Decision.  Each Lender acknowledges that it has,
                         ---------------
independently and without reliance upon any Agent, any Co-Arranger, any Agent's affiliate, any Co-Arranger's affiliate, any other Lender or any of their respective directors, officers, agents or employees, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent, any Co-Arranger, any Agent's affiliate, any Co-Arranger's affiliate, any other Lender or any of their respective directors, officers, agents or employees, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

          SECTION 7.08.  Successor Agent.  Any Agent may resign at any time by
                         ---------------
giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor to such Agent. If no such successor for such Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a

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

successor Agent, which shall be a Lender organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as an Agent hereunder by a successor Agent in the same capacity, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent.

          SECTION 7.09.  Managing Agent and Co-Agents.  None of the Banks listed
                         ----------------------------
on the cover page hereof as Managing Agent or as Co-Agent, in its capacity as Managing Agent or Co-Agent, as the case may be, shall have any rights or responsibilities under this Agreement or any other Loan Documents in such capacity. This Section 7.09 shall not affect in any way the rights and responsibilities of any such Bank as a Lender (including as a Swingline Lender) hereunder.

          SECTION 7.10.  Notice of Default; Collateral Documents.
                         ---------------------------------------

          7.10(a) The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower or any Guarantor referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". If the Administrative Agent receives such a notice, it shall give prompt notice thereof to each of the Lenders.

          7.10(b) Subject to Section 8.01, as to any matters not expressly provided for in the Collateral Documents (including the timing and methods of realization upon any Collateral), the Administrative Agent shall act or refrain from acting in accordance with written instructions from the Majority Lenders or, in the absence of such instructions, in accordance with its discretion; provided that the Administrative Agent shall not be obligated to take any action
--------
if the Administrative Agent believes that such action is or may be contrary to any applicable law or might cause the Administrative Agent to incur any loss or liability for which it has not been indemnified to its reasonable satisfaction.

          7.10(c)  The Administrative Agent shall not be

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

responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of the security interests in any Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under any Collateral Document. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any terms of any Collateral Document by any Person.



                                  ARTICLE VIII

                                 MISCELLANEOUS

          SECTION 8.01.  Amendments, Etc.
                         ----------------

          8.01(a) No amendment or waiver of any provision of this Agreement or of any Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders (and, if the rights or duties of any Agent or the Issuing Bank are affected thereby, by such Agent or the Issuing Bank, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such
                                              --------  -------
amendment, waiver or consent shall, unless in writing and signed by all Lenders, do any of the following:

          (a)  waive any of the conditions specified in Article III,

          (b) change the percentage of the Lender Shares or the percentage of any of the Term Loan Commitments or Revolving Facility Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder,

          (c)  amend this Section 8.01, or

          (d) change the definition of Majority Lenders; and provided further
                                                             -------- -------
that no such amendment, waiver or consent shall, unless in writing and signed by all Lenders with Term Loan Commitments, do any of the following:

          (i) increase any of the Term Loan Commitments or subject such Lenders to any additional obligations,

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

          (ii) reduce the principal of, the interest rate or accrued interest on, the Term Loan Advances or any fees or other amounts payable to any such Lenders under any Loan Document,

          (iii) postpone the Term Loan Termination Date or any date fixed for any payment of interest or fees in respect of any Term Loan Advance;

and provided further that no such amendment, waiver or consent shall, unless in
    -------- -------
writing and signed by all Lenders with Revolving Facility Commitments, do any of the following:

          (x) increase the Revolving Facility Commitments or subject such Lenders to any additional obligations,

          (y) reduce the principal of, the interest rate or accrued interest on, the Revolving Facility Advances or the amount of any Letter of Credit Obligations or any fees or other amounts payable to any such Lenders under any Loan Document, or

          (z) postpone the Revolving Facility Termination Date or any date fixed for any payment of interest or fees in respect of any Revolving Facility Advance;

and provided further that no such amendment, waiver or consent shall, unless in
    -------- -------
writing and signed by all Lenders with Revolving Facility Commitments and the Swingline Lender, do any of the following:

          (1) increase the Swingline Commitment or subject the Swingline Lender to any additional obligations,

          (2) reduce the principal of, the interest rate or accrued interest on, the Swingline Advances or any fees or other amounts payable to the Swingline Lender under any Loan Document, or

          (3) postpone any date fixed for any payment of principal, interest or fees in respect of any Swingline Advance;

and provided further that no such amendment, waiver or consent shall
    -------- -------

          (A) postpone any date fixed for any repayment or prepayment of principal of any Term Loan Advance, or reduce the amount of any mandatory repayment or prepayment of any Term Loan Advance, unless it is in writing and signed by Lenders with at least 75% of the aggregate unpaid amount of the Term Loan Advances; provided that no such date shall be
                                       --------
     postponed beyond the Term Loan Termination Date unless it is in writing and signed by all Lenders with Term Loan Commitments, or

          (B) postpone any date fixed for any repayment or prepayment of principal of any Revolving Facility Advance or Letter of Credit Obligation, or for any reduction in the Revolving Facility Commitments, or reduce the amount of any mandatory repayment or prepayment of any Revolving Facility Advance, unless it is in writing and signed by Lenders with at least 75% of the aggregate amount of the Revolving Facility Commitments; provided that
                                                                 --------
     no such date shall be postponed beyond the Revolving Facility Termination Date unless it is in writing and signed by all Lenders with Revolving Facility Commitments.

          8.01(b) No amendment or waiver of any provision of any Mortgage, nor consent to any departure by the applicable Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the applicable Guarantor and the Administrative Agent with the written consent of the Majority Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided
                                                                    --------
that, except as provided in Section 7.02 of the applicable Mortgage, no such amendment, waiver or consent shall release any of the Collateral unless in writing and signed by the applicable Guarantor and the Administrative Agent with the written consent of all of the Lenders; and provided further that no such
                                               -------- -------
amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent with the written consent of all of the Lenders, amend
Section 7.02 of any Mortgage, Section 7.04 of any Mortgage that is a mortgage or
Section 7.05 of any Mortgage that is a deed of trust.

          8.01(c) No amendment or waiver of any provision of any other Loan Document, nor consent to any departure by the applicable Loan Party therefrom, shall be effective except in accordance with the terms thereof.

          SECTION 8.02.  Notices, Etc.  All notices and other communications
                         -------------
provided for hereunder or under any other Loan Document shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed (prepaid registered or certified mail, return receipt requested), telegraphed, telecopied, telexed, cabled or delivered (by hand or other courier service): if to the Borrower, at its address at 599 Lexington Avenue, New York, New York 10022, Attention: Vincent J. Young, Chairman, with a copy to Cooperman Levitt Winikoff Lester & Newman, P.C., 800 Third Avenue, New York, New York, 10022, Attention: Robert L. Winikoff, Esq.; if to any Guarantor, at its address c/o the Borrower, 599 Lexington Avenue, New York, New York 10022, Attention: Vincent J. Young, Chairman, with a copy to Cooperman Levitt Winikoff Lester & Newman, P.C., 800 Third Avenue, New York, New York 10022, Attention: Robert L. Winikoff, Esq.; if to any Bank, at its Domestic Lending Office specified in its Administrative Questionnaire; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Assumption Agreement pursuant to which it became a Lender; if to the Syndication Agent, at its address at 60 Wall Street, New York, New York 10260, Attention: R. Blake Witherington; if to the Documentation Agent, at its address at 425 Lexington Avenue, New York, New York 10017, Attention: Lorain C. Granberg; and if to the Administrative Agent, at its address at 130 Liberty Street, Mail Stop 2144, New York, New York 10006, Attention: Agency Services Group, Attention:
Paul Raghunandan or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, be effective three days after being mailed and, when telegraphed, telecopied, telexed or cabled, be effective when delivered to the telegraph company, sent by telecopy, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to Article II shall not be effective until received by the Administrative Agent.

          SECTION 8.03.  No Waiver; Remedies.  No failure on the part of any
                         -------------------
Lender or any Agent to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

          SECTION 8.04.  Costs and Expenses; Indemnities.
                         -------------------------------

          8.04(a) The Borrower agrees to pay on demand all reasonable costs and expenses incurred by any Agent or any Affiliate of an Agent or by a Person acting upon the request or on behalf of any Agent or any Affiliate of an Agent in connection with the preparation, execution, delivery,

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

filing, recording, administration, modification and amendment of the Loan Documents and the other documents to be delivered thereunder (such administration costs and expenses shall include, without limitation, reasonable costs incurred in connection with any audits of the Borrower and its Subsidiaries, all costs and expenses incurred in connection with appraisals, audits and search reports, all filing fees, and the fees and expenses of counsel that any Agent or any Affiliate of an Agent may consult, from time to time, in connection with the Loan Documents), including, without limitation, the reasonable fees and out-of-pocket expenses of Davis Polk & Wardwell, local counsel who may be retained by any of said counsel or by any Agent or any Affiliate of an Agent with respect thereto and with respect to advising any Agent or any Affiliate of an Agent as to its rights and responsibilities under the Loan Documents, and all reasonable costs and expenses, if any (including reasonable fees and out-of-pocket expenses of counsel to any Agent or Affiliate of an Agent, or any Lender or Affiliate of a Lender (including in-house counsel of any Lender or of such Affiliate of a Lender) and all other FCC fees), incurred by any Agent, any Affiliate of an Agent, any Lender or any Affiliate of a Lender or any Person acting upon the request or on behalf of any Agent, any Affiliate of an Agent, any Lender or any Affiliate of a Lender in connection with the enforcement of the Loan Documents and the other documents to be delivered under the Loan Documents.

          8.04(b) The Borrower agrees to indemnify, pay and hold harmless each Agent, each Affiliate of an Agent, each Lender, each Affiliate of a Lender and their respective officers, directors, employees and agents (collectively called the "Indemnitees") from and against any and all liabilities, obligations,
     -----------
losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitee) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto, and the expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by or on behalf of any Agent or any Lender) asserting any right to payment for the transactions contemplated hereby, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby or by the other Related Documents (including (i)(A) as a direct or indirect result of the presence on or under, or escape, seepage, leakage, spillage, discharge, emission or release from, any property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries of any Hazardous Materials, (B) arising out of or relating to the offsite disposal of any materials generated or present on any such property or (C) arising out of or resulting from the environmental condition of any such property or the applicability of any governmental requirements relating to Hazardous Materials, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of the Borrower or any of its Subsidiaries, and (ii) proposed and actual extensions of credit under this Agreement) and the use or intended use of the proceeds of any Borrowing, except that the Borrower shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or wilful misconduct of such Indemnitee. To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them. Without limiting the generality of any provision of this Section, to the fullest extent permitted by law, the Borrower hereby waives all rights for contribution or any other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or relating to Environmental Laws that it might have by statute or otherwise against any Indemnitee.

          SECTION 8.05   Right of Set-off.
                         ----------------

          8.05(a) Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes and the Letter of Credit Obligations due and payable pursuant to the provisions of Section 6.01, each Lender (and a Participant thereof) is hereby authorized, subject to the provisions of Section 8.05(b), at any time and from time to time, to the fullest extent permitted by law (without penalty, sanction or loss of collateral), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing to such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Document, irrespective of whether or not such Lender shall have made any demand under such Loan Document and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after such set-off and application made by such Lender; provided that such failure to give such--------notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have. Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it and Letter of Credit Obligations owed to it which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Lender and Letter of Credit Obligations owed to such other Lender, such adjustments shall be made as may be required so that all such payments of principal and interest with respect to the Notes held by the Lenders and Letter of Credit Obligations owed to all Lenders shall be shared by the Lenders pro rata.

          8.05(b) The Lenders agree among themselves that, except upon the written consent of the Majority Lenders, no Lender shall, with respect to any Note or other obligation under any Loan Document, exercise any right described in Section 8.05(a). If a Lender breaches its obligation under the foregoing sentence, then such Lender shall be deemed to have waived any right to the benefits of the Collateral Documents, as against any other Lender. Each Lender waives all rights to enforce any rights under this Agreement, under the Notes or under any other Loan Document without the prior written consent of the Majority Lenders. Each Lender further agrees that all rights under the Collateral Documents shall be exercised only through the Administrative Agent.

          SECTION 8.06.  BINDING EFFECT; GOVERNING LAW.  THIS AGREEMENT SHALL
                         -----------------------------
BECOME EFFECTIVE WHEN IT SHALL HAVE BEEN EXECUTED BY THE BORROWER, EACH EXISTING GUARANTOR, THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT AND THE SWINGLINE LENDER AND WHEN THE DOCUMENTATION AGENT SHALL HAVE BEEN NOTIFIED BY EACH BANK (OTHER THAN THE SWINGLINE LENDER) THAT SUCH BANK HAS EXECUTED IT (WHICH NOTIFICATION MAY BE IN THE FORM OF DELIVERY OF AN EXECUTED SIGNATURE PAGE TO THE DOCUMENTATION AGENT BY FACSIMILE TRANSMISSION) AND THEREAFTER SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT AND EACH LENDER AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, EXCEPT THAT THE BORROWER SHALL NOT HAVE THE RIGHT TO ASSIGN ITS RIGHTS HEREUNDER OR ANY INTEREST HEREIN WITHOUT THE PRIOR WRITTEN CONSENT OF ALL LENDERS. IF THE CLOSING DATE SHALL NOT HAVE OCCURRED BY DECEMBER 31, 1996, THIS AGREEMENT SHALL TERMINATE AND CEASE TO BE OF ANY FORCE OR EFFECT. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8.07.  Successors and Assigns.  8.07(a)  The provisions of
                         ----------------------
this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Lenders.

          8.07(b) Any Lender may at any time grant to one or more commercial banks, mutual funds, financial institutions or other "accredited investors" (as defined in Regulation D of the Securities Act of 1933, as amended) (each a "Participant") participating interests in its Term Loan Commitment, Revolving Facility Commitment or any or all of its Advances. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not any notice thereof is given to the Borrower or the Administrative Agent, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided
                                                                      --------
that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver of this Agreement described in clause (i) of the second proviso, clause (x) of the third proviso or clause (1) of the fourth proviso, to Section 8.01(a) (unless the participant's share of such Lender's Term Loan Commitment or Revolving Facility Commitment would not be increased and any additional obligations imposed on the Lenders would not be imposed upon the participant) or in clauses (ii) or (iii) of the second proviso, clauses (y) or (z) of the third proviso or clauses (2) and (3) of the fourth proviso, of Section 8.01(a) without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Sections 2.10(e), 2.12, 2.14, 2.16, 2.17, 2.18, 2.19 and 8.04 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          8.07(c) Any Lender may at any time assign to one or more commercial banks, mutual funds, financial institutions or other "accredited investors" (as defined in Regulation D of the Securities Act of 1933, as amended) (each an "Assignee") all or any part (equivalent, except when the Assignee is either an Affiliate of such transferor Lender or already a Lender prior to such assignment, to at least $5,000,000) of its rights and obligations under this Agreement, and such Assignee shall assume such rights and obligations, in respect of (i) its Term Loan Commitment and all of its outstanding Term Loan Advances, and/or (ii) its Revolving Facility Commitment, all of its outstanding Revolving Facility Advances, all of its outstanding Letters of Credit and all of
its outstanding Letter of Credit Obligations.   In addition, the Swingline
Lender may at any time assign its rights in respect of outstanding Swingline Advances to Lenders with Revolving Facility Commitments in accordance with
Section 2.01(d). When all of the following conditions shall have been satisfied, such Assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender with a Term Loan Commitment and/or a Revolving Facility Commitment and/or Swingline Advances, as the case may be, as set forth in such Assignment and Assumption Agreement, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required:

          (x) delivery of an Assignment and Assumption Agreement executed by such Assignee and such transferor

     Lender, with the subscribed consent of the Borrower and the Administrative Agent, which consents shall not be unreasonably withheld or delayed;

     provided that (i) if the Assignee is either an Affiliate of such transferor
     --------
     Lender or was a Lender immediately prior to such assignment, no such consents shall be required and (ii) if such assignment is made while any Default is continuing, the consent of the Borrower shall not be required;

          (y) payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee (or, in the case of the assignment of Swingline Advances, payment of the purchase price as set forth in Section 2.01(d)); and

          (z) except in the case of the assignments pursuant to the Closing Date Assignment and Assumption Agreement and assignments of Swingline Advances pursuant to Section 2.01(d), payment to the Administrative Agent of a non-refundable administrative fee for processing such assignment in the amount of $1,000 if the Assignee was a Lender immediately prior to such assignment, or $3,500 otherwise.

If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.14.

          8.07(d) Any Lender may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder.

          8.07(e) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Assumption Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Term Loan Commitment, Revolving Facility Commitment and Swingline Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The
                                              --------
entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          8.07(f) Upon its receipt of a completed Assignment and Assumption Agreement that has been executed and consented to in accordance with Section 8.07(c), together with any Note or Notes subject to such assignment, the Administrative Agent shall (i) accept such Assignment and Assumption Agreement,
(ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Except in the case of assignments pursuant to the Closing Date Assignment and Assumption Agreement, within five Domestic Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes, appropriate new Note or Notes, to the order of such Assignee and, if the assigning Lender has retained any Term Loan Commitment, Revolving Facility Commitment or any Advances, appropriate new Note or Notes to the order of the assigning Lender. Except in the case of the assignments pursuant to the Closing Date Assignment and Assumption Agreement, as described in Section 2.03(a), and except in the case of assignments of Swingline Advances, such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Assumption Agreement and shall otherwise be in substantially the form of Exhibit A-1 or Exhibit A-2, as the case may be.

          8.07(g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure,
                                 --------
the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender.

          SECTION 8.08.  Headings.  Article and Section headings in this
                         --------
Agreement are included for convenience of reference only and shall not constitute a part of this

Agreement for any other purpose.

          SECTION 8.09.  Execution in Counterparts; Integration.  This Agreement
                         --------------------------------------
may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

          SECTION 8.10.  Severability of Provisions.  Any provision of this
                         --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 8.11.  WAIVER OF JURY TRIAL.  EACH OF THE BORROWER, THE
                         --------------------
SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

          SECTION 8.12.  Submission to Jurisdiction; Consent to Service of
                         -------------------------------------------------
Process.  The Borrower hereby submits to the nonexclusive jurisdiction of the
-------
United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 8.02 (except that process may not be served by telecopy). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 8.13.  Consent to Amendment.  Each Lender hereby consents to,
                         --------------------
and hereby authorizes the Administrative Agent to execute and deliver, the Global Security Agreement

Amendment, the Global Pledge Agreement Amendment, the Guaranty Agreement Amendment, the Mortgage Amendments, the

Guarantor Security Agreements between each of YB of Los Angeles and Fidelity, respectively, and the Administrative Agent and the Guarantor Pledge Agreement between YB of Los Angeles and the Administrative Agent.

          SECTION 8.14.  Survival.  The obligations of the Borrower under
                         --------
Sections 2.10(e), 2.12, 2.14, 2.18 and 8.04 hereof and the obligations of the Lenders under Section 7.06 hereof shall survive the repayment of the Advances and the Letter of Credit Obligations and the termination of the Term Loan Commitments, the Revolving Facility Commitments, the Swingline Commitment and the Letters of Credit.



          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                         YOUNG BROADCASTING INC.


                         By /s/ James A. Morgan
                           ----------------------------
                              Title: Exec. V.P./CFO



                         BANKERS TRUST COMPANY, AS ADMINISTRATIVE
                           AGENT AND AS ISSUING BANK


                         By /s/ T. J. Morris
                           ----------------------------
                              Title: VP



                         CANADIAN IMPERIAL BANK OF COMMERCE,
                           AS DOCUMENTATION AGENT


                         By /s/ Lorain C. Granberg
                           ----------------------------
                              Title: Director, CIBC Wood Gundy
                                      Securities Corp., As Agent

                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK, AS SYNDICATION AGENT


                         By /s/ R. Blake Witherington
                           ----------------------------
                              Title: Vice President


                         BANKS
                         -----

                         BANKERS TRUST COMPANY


                         By /s/ T.J. Morris
                           ----------------------------
                              Title: VP


                         CANADIAN IMPERIAL BANK OF COMMERCE


                         By /s/ Lorain C. Granberg
                           ----------------------------
                              Title: Director, CIBC Wood Gundy
                                      Securities Corp., As Agent


                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK


                         By /s/ R. Blake Witherington
                           ----------------------------
                              Title: Vice President


                         FIRST UNION NATIONAL BANK
                           OF NORTH CAROLINA,
                           AS SWINGLINE LENDER AND AS A BANK


                         By /s/ Bruce W. Loftin
                           ----------------------------
                              Title: Senior Vice President


                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


                         By /s/ Fred L. Thorne
                           ----------------------------
                              Title: Vice President

                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                         By /s/ Augustine Okwu Jr.
                           ----------------------------
                              Title: VP


                         FLEET BANK, N.A.


                         By /s/ Adam Bester
                           ----------------------------
                              Title: Senior Vice President


                         HELLER FINANCIAL, INC.


                         By /s/ Joann L. Holman
                           ----------------------------
                              Title: Assistant Vice President


                         INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION


                         By /s/ Joan M. Chiappe
                           ----------------------------
                              Title: /s/ Vice President


                         THE FIRST NATIONAL BANK OF BOSTON


                         By /s/ Robert F. Milordi
                           ----------------------------
                              Title: Managing Director


                         BANQUE PARIBAS


                         By /s/ Lynne S. Randall
                           ----------------------------
                              Title: Vice President


                         By /s/ William B. Schink
                           ----------------------------
                              Title: Vice President

                         COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE


                         By /s/ Brian O'Leary
                           ----------------------------
                              Title: Vice President


                         By /s/ Marcus Edward
                           ----------------------------
                              Title: Vice President


                         MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION


                         By /s/ Gregory D. Knudsen
                           ----------------------------
                              Title: Vice President


                         VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


                         By /s/ Jeffrey W. Maillet
                           ----------------------------
                              Title: Senior Vice President
                                      & Director


                         THE BANK OF NEW YORK


                         By /s/ Jerome Kapelus
                           ----------------------------
                              Title: Vice President


                         BARCLAYS BANK PLC


                         By /s/ Keith F. Arnsdorff
                           ----------------------------
                              Title: Associate Director


                         THE DAI-ICHI KANGYO BANK, LTD.


                         By /s/ D. Murdock
                           ----------------------------
                              Title: Vice President

                         THE INDUSTRIAL BANK OF JAPAN, LIMITED


                         By /s/ Jeffrey Cole
                           ----------------------------
                              Title: Senior Vice President


                         LTCB TRUST COMPANY


                         By /s/ John J. Sullivan
                           ----------------------------
                              Title: Executive Vice President


                         MELLON BANK N.A.


                         By /s/ Stephen R. Viehe
                           ----------------------------
                              Title: Vice President


                         THE NIPPON CREDIT BANK, LTD.


                         By /s/ David C. Carrington
                           ----------------------------
                              Title: Vice President & Manager


                         COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH


                         By /s/ Ian Reece
                           ----------------------------
                              Title: Vice President & Manager


                         By /s/ Dana W. Hemenway
                           ----------------------------
                              Title: Vice Predsident


                         THE SANWA BANK, LIMITED, NEW YORK BRANCH


                         By /s/ Shayn P. March
                           ----------------------------
                              Title: Assistant Vice President

                         SOCIETE GENERALE


                         By /s/ Elaine Khalil
                           ----------------------------
                              Title: Vice President


                         BANK OF IRELAND GRAND CAYMAN


                         By /s/ Roger M. Burns
                           ----------------------------
                              Title: Vice President


                         BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                         By /s/ Peter Karl Harris
                           ----------------------------
                              Title: Vice President

                         By /s/ William C. Maier
                           ----------------------------
                              Title: VP-Group Manager

THE UNDERSIGNED EXISTING GUARANTORS HEREBY
CONSENT TO THE FOREGOING AMENDED AGREEMENT:

YOUNG BROADCASTING OF LANSING, INC.
YOUNG BROADCASTING OF LOUISIANA, INC.
YOUNG BROADCASTING OF LA CROSSE, INC.
YOUNG BROADCASTING OF NASHVILLE, INC.
YOUNG BROADCASTING OF ALBANY, INC.
WINNEBAGO TELEVISION CORPORATION
KLFY, L.P.
  By:  Young Broadcasting of Louisiana, Inc.,
         its General Partner
WKRN, L.P.
  By:  Young Broadcasting of Nashville, Inc.,
         its General Partner
LAT, INC.
YBT, INC.
YOUNG BROADCASTING OF RICHMOND, INC.
YOUNG BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
WATE, L.P.
  By:  Young Broadcasting of Knoxville, Inc.,
         its General Partner
YBK, INC.
YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.


By /s/ James A. Morgan
  --------------------------
     Title: Executive Vice President
            and Chief Financial Officer

                                                                APPENDIX
                                                                --------

                                  Commitments
                                  -----------


Name of Bank                Term Loan    Revolving Facility
-------------------------   Commitment       Commitment
                           ------------  ------------------

Bankers Trust Company      $ 25,200,000        $ 16,800,000

Canadian Imperial Bank       18,000,000          12,000,000
of Commerce

Morgan Guaranty Trust        18,000,000          12,000,000
Company of New York

First Union National         18,000,000          12,000,000
Bank of North Carolina

Bank of America              15,000,000          10,000,000
National Trust and
Savings Association

Bank of Tokyo-               15,000,000          10,000,000
Mitsubishi Trust
Company


Fleet Bank, N.A.             15,000,000          10,000,000

Heller Financial, Inc.       15,000,000          10,000,000

Internationale               15,000,000          10,000,000
Nederlanden (U.S.)
Capital Corporation
                                                 10,000,000
The First National Bank      15,000,000
of Boston

Banque Paribas               11,700,000           7,800,000

Compagnie Financiere de      11,700,000           7,800,000
CIC et de l'Union
Europeenne

Mercantile Bank of St.       11,700,000           7,800,000
Louis National
Association

Name of Bank                Term Loan    Revolving Facility
-------------------------   Commitment       Commitment
                           ------------  ------------------

Van Kampen American          11,700,000           7,800,000
Capital Prime Rate
Income Trust

The Bank of New York          7,200,000           4,800,000

Barclays Bank PLC             7,200,000           4,800,000

The Dai-Ichi Kangyo           7,200,000           4,800,000
Bank, Ltd.

The Industrial Bank of
Japan, Limited                7,200,000           4,800,000


LTCB Trust Company            7,200,000           4,800,000

Mellon Bank N.A.              7,200,000           4,800,000

The Nippon Credit Bank,       7,200,000           4,800,000
Ltd.

Cooperatieve Centrale         7,200,000           4,800,000
Raiffeisen-
Boerenleenbank B.A.,
"Rabobank Nederland",
New York Branch

The Sanwa Bank,               7,200,000           4,800,000
Limited, New York
Branch

Societe Generale              7,200,000           4,800,000

Bank of Ireland Grand         6,000,000           4,000,000
Cayman

Banque Francaise du
Commerce Exterieur            6,000,000           4,000,000
                           ------------        ------------

                           ============  ==================
        Total
                           $300,000,000        $200,000,000
                           ============        ============